As filed with the Securities and Exchange Commission on May 1, 2014

Registration No. 333-19583

Registration No. 811-08015

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-4

REGISTRATION UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 29	☒

And

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 32	☒

NATIONAL VARIABLE ANNUITY ACCOUNT II

(Exact name of Registrant)

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, VT 05604

(Complete name and address of depositor’s principal executive offices)

(802) 229-7410

Lisa Muller

National Life Insurance Company

One National Life Drive

Montpelier, Vermont 05604

(name and complete address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☒          immediately upon filing pursuant to paragraph (b)

☐            on May 1, 2014 pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a)(1) of Rule 485

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Interests in a Variable Account under individual flexible premium variable annuity contracts.

Sentinel Advantage Variable Annuity

PROSPECTUS

Dated May 1, 2014

National Life Insurance Company • Home Office: One National Life Drive, Montpelier, Vermont 05604 • 1-800-732-8939

The Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the “Variable Account”), a separate account of National Life Insurance Company (“National Life”, “we,” “our,” or “us”). We allocate net Premium Payments to either the Variable Account, the Fixed Account, or the Guaranteed Accounts.  The Variable Account is divided into Subaccounts.  Each Subaccount invests in shares of a corresponding underlying Fund (each a “Fund”) listed below:

Sentinel Asset Management, Inc.	Fred Alger Management, Inc.	AllianceBernstein L.P.	American Century Investment Management, Inc.
Sentinel Variable Products Trust Balanced Bond Common Stock Mid Cap Small Company	The Alger Portfolios Capital Appreciation Large Cap Growth Small Cap Growth	AllianceBernstein Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value	American Century Variable Portfolios, Inc. VP Income & Growth VP Inflation Protection VP International VP Ultra® VP Value

The Dreyfus Corporation	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company	Franklin Templeton Investments
Dreyfus Variable Investment Fund VIF Appreciation Portfolio VIF Opportunistic Small Cap Portfolio VIF Quality Bond Portfolio Dreyfus Socially Responsible Growth Fund, Inc.	DWS Variable Series II DWS Large Cap Value VIP DWS Small Mid Cap Value VIP DWS Investments VIT Funds Small Cap Index VIP	Fidelity® Variable Insurance Products Equity-Income Growth High Income Overseas Contrafund® Index 500 Mid Cap Value Strategies Investment Grade Bond Money Market

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP

Franklin Global Real Estate VIP

Franklin Mutual Shares VIP

Franklin Small Cap Value VIP

Franklin Small-Mid Cap Growth VIP

Franklin U.S Government Securities VIP

Franklin Mutual Global Discovery VIP

Invesco Advisers, Inc.	J.P. Morgan Investment Management Inc.	Neuberger Berman Management Inc.	OppenheimerFunds, Inc.
Invesco Variable Insurance Funds Invesco V.I. Mid Cap Growth Invesco V.I. Global Health Care Invesco V.I. Technology	JPMorgan Insurance Trust International Equity Portfolio Small Cap Core Portfolio	Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Mid-Cap Growth Portfolio Large Cap Value Portfolio Small Cap Growth Portfolio Socially Responsive	Oppenheimer Variable Account Funds Capital Income Fund/VA Main Street Small Cap/VA Global Strategic Income/VA

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation	Wells Fargo Funds Management, LLC
T. Rowe Price Equity Series, Inc. Personal Strategy Balanced Portfolio T. Rowe Price Equity Series, Inc. Blue Chip Growth Portfolio Equity Income Portfolio Health Sciences Portfolio	Van Eck VIP Trust Unconstrained Emerging Markets Bond Emerging Markets Global Hard Assets	Wells Fargo Variable Trust VT Discovery VT Opportunity

This prospectus provides you with the basic information you should know before investing.  You should read it and keep it for future reference.  A Statement of Additional Information dated May 1, 2014 containing further information about the Contracts and the Variable Account is filed with the SEC.  You can obtain a copy without charge from National Life by calling 1-800-732-8939, by writing to National Life at the address above, or by accessing the SEC’s website at http://www.sec.gov.  You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to our Home Office.

Investments in these Contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying Funds identified above, the U.S. government, or any bank or bank affiliate.  Investments are not federally insured by the

Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.   It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

The Statement of Additional Information, dated May 1, 2014, is incorporated herein by reference.  The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

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SUMMARY	5
How Do I Purchase a Contract?	5
Can I Make Additional Premium Payments?	5
How Does the “Free Look” Right to Examine the Contract Work?	5
What is the Purpose of the Variable Account?	5
How Does the Fixed Account Work?	5
How Do the Guaranteed Accounts Work?	5
When Will I Receive Payments?	5
What Happens if an Owner Dies Before Annuitization?	6
What Happens if the Annuitant Dies Before Annuitization?	6
Can I Make a Withdrawal from My Contract?	6
What Charges Will I Pay?	6
Can I Transfer My Contract Value Among the Different Investment Options?	7
Are There any Other Contract Provisions?	7
How Will the Contract be Taxed?	7
What if I Have Questions?	7
SUMMARY OF CONTRACT EXPENSES	8
Contract Owner Transaction Expenses	8
Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)	8
Optional Rider Expenses	8
Examples	14
ACCUMULATION UNIT VALUE (in dollars)	14
NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS	23
National Life	23
The Variable Account	23
The Funds	23
Other Information	27
Change of Address Notification	28
Unclaimed or Abandoned Property	28
DETAILED DESCRIPTION OF CONTRACT PROVISIONS	28
Issuance of a Contract	28
Premium Payments	29
Transfers	30
Disruptive Trading	30
Value of a Variable Account Accumulation Unit	32
Annuitization	33
Annuitization - Variable Account	33
Annuitization - Fixed Account	34
Annuity Payment Options	34
Stretch Annuity Payment Option	34
Death of Owner	35
Death of Annuitant Prior to the Annuitization Date	36
Generation-Skipping Transfers	36
Ownership Provisions	37
CHARGES AND DEDUCTIONS	37
Deductions from the Variable Account	38
Contingent Deferred Sales Charge	38
Annual Contract Fee	39
Transfer Charge	39
Premium Taxes	39
Charge for Optional Enhanced Death Benefit Rider	39
Other Charges	40
More detailed information is contained in the Funds’ prospectuses, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus	40
CONTRACT RIGHTS AND PRIVILEGES	40
Free Look	40

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Loan Privilege - Tax Sheltered Annuities	40
Surrender and Withdrawal	42
Payments	43
Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract	43
Telephone Transaction Privilege	44
Facsimile Transaction Privilege	45
Electronic Mail Transaction Privilege	45
Available Automated Fund Management Features	45
Contract Rights Under Certain Plans	47
THE FIXED ACCOUNT	47
Minimum Guaranteed and Current Interest Rates	47
Enhanced Fixed Account	47
THE GUARANTEED ACCOUNTS	48
Investments in the Guaranteed Accounts	49
Termination of a Guaranteed Account	49
Market Value Adjustment	49
Other Matters Relevant to the Guaranteed Accounts	52
Preserver Plus Program	52
OPTIONAL ENHANCED DEATH BENEFIT RIDER	52
OPTIONAL ACCELERATED BENEFIT RIDERS	53
FEDERAL INCOME TAX CONSIDERATIONS	53
Taxation of Non-Qualified Contracts	53
Taxation of Qualified Contracts	55
Federal Estate, Gift and Generation-Skipping Transfer Taxes	56
Possible Tax Law Changes	57
GENDER NEUTRALITY	57
VOTING RIGHTS	57
CHANGES TO VARIABLE ACCOUNT	57
DISTRIBUTION OF THE CONTRACTS	58
FINANCIAL STATEMENTS	59
STATEMENTS AND REPORTS	59
OWNER INQUIRIES	59
LEGAL MATTERS	59
GLOSSARY	60
STATEMENT OF ADDITIONAL INFORMATION	62

This prospectus does not constitute an offering in any jurisdiction in which such offering may not legally be made.

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SUMMARY

This summary provides a brief description of some of the features and charges of the Contract.  You will find more detailed information in the rest of this prospectus, the Statement of Additional Information and the Contract.  Please keep the Contract and its riders or endorsements, if any, together with the application.  Together they are the entire agreement between you and us.  For your convenience, we have defined the capitalized terms we use in the Glossary at the end of the prospectus.

How Do I Purchase a Contract?

Generally, you may purchase a Contract if you are age 85 and younger (on an age on nearest birthday basis).  See “Issuance of a Contract,” below.  The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts and at least $1,500 for Qualified Contracts.  We may at our discretion permit initial Premium Payments lower than these minimums.

Can I Make Additional Premium Payments?

You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts) but they must be at least $100 ($50 for IRAs).  We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically.  The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see “Premium Payments,” below).

How Does the “Free Look” Right to Examine the Contract Work?

To be sure that you are satisfied with the Contract, you have a ten-day free look right to examine the Contract.  Some states may require a longer period.  Within ten days of the day you receive the Contract, you may return the Contract to our Home Office.  When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law.  In the case of IRAs and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

What is the Purpose of the Variable Account?

The Variable Account is a separate investment account that is divided into several Subaccounts.  Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested.  You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the Subaccounts of the Variable Account.  The assets of each Subaccount are invested in the corresponding Funds that are listed on the cover page of this prospectus (see “The Variable Account” and “Underlying Fund Options,” below).

We cannot give any assurance that any Subaccount will achieve its investment objectives.  You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account.  The value of your Contract may be more or less than the premiums paid.

How Does the Fixed Account Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account.  Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state (see “The Fixed Account,” below).

How Do the Guaranteed Accounts Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 5, 7 or 10 years.  These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period of time.  If you surrender your Contract or withdraw or transfer Contract value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see “The Guaranteed Accounts,” below).

When Will I Receive Payments?

After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select.  If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum

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instead of annuity payments.  If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100.  In no event will annuity payments be less frequent than annually (see “Annuitization — Frequency and Amount of Annuity Payments,” below).

What Happens if an Owner Dies Before Annuitization?

For Contracts issued on or after November 1, 2003, if (1) any Owner dies before the Contract Value is transferred to a payment option (“Annuitization”); (2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value).  If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of the Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract.  We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract.  We will notify you if we discontinue this Death Benefit.  For these Contracts, or if your state did not approve such adjustment in time for it to apply to your Contract, the adjustment referred to in (b) above will not be made.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see “Death of Owner,” below.

What Happens if the Annuitant Dies Before Annuitization?

If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see “Death of Annuitant Prior to the Annuitization Date,” below).

Can I Make a Withdrawal from My Contract?

You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see “Surrender and Withdrawal,” below).  A Withdrawal or a surrender may be restricted under certain qualified Contracts and result in federal income tax, including a federal penalty tax (see “Federal Income Tax Considerations,” below).  You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

What Charges Will I Pay?

Contingent Deferred Sales Charge (“CDSC”).  We do not deduct a sales charge from Premium Payments.  However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see “Contingent Deferred Sales Charge,” below).

Market Value Adjustment.  We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see “The Guaranteed Accounts,” below).

Annual Contract Fee.  We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see “Annual Contract Fee,” below).

Administration Charge.  We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see “Deductions from the Variable Account,” below).

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Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see “Deductions from the Variable Account,” below).

Charge for Optional Enhanced Death Benefit Rider.  If elected, we deduct an annual charge of 0.20% of the Contract Value at the time of deduction for this option (see “Charge for Optional Enhanced Death Benefit Rider,” below).

Premium Taxes.  If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount.  Certain states impose a premium tax.  Premium taxes may range up to 3.5% (see “Premium Taxes,” below).

Transfer Charge. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a Contract Year.  However, we are not currently assessing transfer charges.

Investment Management Fees and Fund Operating Expenses.  Charges for investment management services and operating expenses are deducted daily from each Fund (see “Underlying Fund Annual Expenses,” below, and the accompanying Fund prospectuses).

We pay compensation to broker-dealers who sell the Contracts.  (See “Distribution of Contracts,” below).

Can I Transfer My Contract Value Among the Different Investment Options?

You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied.  If you elect the telephone transaction privilege, you may make transfers by telephone. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners.  Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund, and increase brokerage and administrative costs of the underlying Funds.  To protect Owners and underlying Funds from such effects, we have developed procedures to detect and deter market timing and disruptive trading.   See “Disruptive Trading” below.

Are There any Other Contract Provisions?

For information concerning other important Contract provisions, see “Contract Rights and Privileges,” below, and the remainder of this prospectus.

How Will the Contract be Taxed?

For general information regarding the federal tax laws concerning us and the Contract, see “Federal Income Tax Considerations,” below.

What if I Have Questions?

We will be happy to answer your questions about the Contract or our procedures.  Call or write to us at our Home Office.  All inquiries should include the Contract number and the names of the Owner and the Annuitant.

If you have questions concerning your investment strategies, please contact your registered representative.

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SUMMARY OF CONTRACT EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, transfer Contract Value between investment options or, for certain Qualified Contracts, take a loan.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases	None
Premium Taxes	See below	(1)
CDSC (as a percentage of Net Premium Payments surrendered or withdrawn) (2)
Maximum	7%
Transfer Charge	$25	(3)
Loan Interest Spread (effective annual rate)	2.5	%(4)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)

Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Basic Variable Account Annual Percentage Expenses	1.40%
Annual Contract Fee(5)	$30

Optional Rider Expenses

Annual Charge for Optional Enhanced Death Benefit Rider	0.20% of Contract Value at the time of deduction

(1)       States may assess premium taxes on premiums paid under the Contract.  Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment.  National Life currently intends to make this deduction from Premium Payments only in South Dakota.  In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender.  See “Premium Taxes,” below.

(2)       The CDSC declines 1% for each completed year from the date of the affected premium payment, reaching zero after the premium payment has been in the Contract for seven years.  Each Contract Year after the first one, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary.  In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC.  Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans.  This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative.  That is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.  In addition, New Jersey and the State of Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply.  After annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1.  See “Contingent Deferred Sales Charge,” below.

(3)       We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year.  However, no such charge is currently applied.

(4)       The Loan Interest Spread is the difference between the amount of interest we charge on loans (maximum 15%) and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan (maximum 12.5%.

(5)       The Annual Contract Fee is assessed only upon Contracts which, as of the applicable Contract Anniversary, have a Contract Value of less than $50,000.  The fee is not assessed on Contract Anniversaries after the Annuitization Date.

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The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract.  The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2013.  The expenses of the portfolios may be higher or lower in the future.  More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	2.13%

The annual expenses as of December 31, 2013 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below. (1)

Fund	Management Fee	12b-1 Fees(2)	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses (3)	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses(3)
Sentinel VPT
Balanced Fund	0.55%	0.00%	0.32%	0.00%	0.87%	0.00%	0.87%
Bond Fund	0.40%	0.00%	0.27%	0.00%	0.67%	0.00%	0.67%
Common Stock Fund	0.50%	0.00%	0.22%	0.00%	0.72%	0.00%	0.72%
Mid Cap Fund	0.50%	0.00%	0.34%	0.00%	0.84%	0.00%	0.84%
Small Company Fund	0.50%	0.00%	0.30%	0.00%	0.80%	0.00%	0.80%

Alger
Capital Appreciation Portfolio - Class O Shares(4)	0.81%	0.00%	0.15%	0.00%	0.96%	0.00%	0.96%
Large Cap Growth Portfolio - Class O Shares(4)	0.71%	0.00%	0.17%	0.00%	0.88%	0.00%	0.88%
Small Cap Growth Portfolio - Class O Shares(4)	0.81%	0.00%	0.14%	0.00%	0.95%	0.00%	0.95%

AllianceBernstein VPS
International Growth Portfolio - Class A Shares	0.75%	0.00%	0.19%	0.00%	0.94%	0.00%	0.94%
International Value Portfolio - Class A Shares	0.75%	0.00%	0.07%	0.00%	0.82%	0.00%	0.82%
Small/Mid Cap Value Portfolio - Class A Shares	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%
Value Portfolio - Class A Shares	0.55%	0.00%	0.18%	0.00%	0.73%	0.00%	0.73%

American Century VP
Income & Growth Fund - Class I	0.70%	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%
Inflation Protection Fund - Class I	0.46%	0.00%	0.01%	0.00%	0.47%	0.00%	0.47%

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International Fund - Class I	1.36%	0.00%	0.01%	0.00%	1.37%		0.00%	1.37%
Ultra® Fund - Class I	1.00%	0.00%	0.01%	0.00%	1.01%		0.00%	1.01%
Value Fund - Class I	0.97%	0.00%	0.00%	0.00%	0.97%		0.00%	0.97%

Dreyfus
VIF Appreciation Portfolio - Initial Shares	0.75%	0.00%	0.06%	0.00%	0.81%		0.00%	0.81%
VIF Opportunistic Small Cap Portfolio - Initial Shares	0.75%	0.00%	0.18%	0.00%	0.93%		0.00%	0.93%
VIF Quality Bond Portfolio - Initial Shares	0.65%	0.00%	0.27%	0.00%	0.92%		0.00%	0.92%
Dreyfus Socially Responsible Growth Fund - Initial Shares	0.75%	0.00%	0.11%	0.00%	0.86%		0.00%	0.86%

DWS Variable Series II
DWS Large Cap Value VIP - Class B shares	0.64%	0.25%	0.20%	0.00%	1.09	%(5)	0.00%	1.09	%(5)
DWS Small Mid Cap Value VIP - Class B shares	0.65%	0.25%	0.27%	0.00%	1.17	%(6)	0.00%	1.17	%(6)

DWS Investments VIT Funds
Small Cap Index VIP Fund	0.35%	0.00%	0.20%	0.00%	0.55	%(7)	0.06%	0.49	%(7)

Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.55%	0.00%	0.09%	0.00%	0.64%		0.00%	0.64%
Equity-Income Portfolio - Initial Class	0.45%	0.00%	0.10%	0.02%	0.57%		0.00%	0.57%
Growth Portfolio - Initial Class	0.55%	0.00%	0.11%	0.00%	0.66%		0.00%	0.66%
High Income Portfolio - Initial Class	0.56%	0.00%	0.12%	0.00%	0.68%		0.00%	0.68%
Index 500 Portfolio - Initial Class	0.05%	0.00%	0.06%	0.00%	0.10%		0.00%	0.10%
Investment Grade Bond Portfolio - Initial Class	0.31%	0.00%	0.11%	0.00%	0.42%		0.00%	0.42%
Mid Cap Portfolio - Initial Class	0.55%	0.00%	0.09%	0.00%	0.64%		0.00%	0.64%
Money Market Portfolio - Service Class	0.17%	0.10%	0.09%	0.00%	0.36%		0.00%	0.36%
Overseas Portfolio - Initial Class	0.70%	0.00%	0.14%	0.00%	0.84%		0.00%	0.84%
Value Strategies Portfolio - Initial Class	0.55%	0.00%	0.13%	0.00%	0.68%		0.00%	0.68%

Franklin Templeton
Foreign VIP Fund - Class 2 shares	0.64%	0.25%	0.14%	0.00%	1.03%		0.00%	1.03%
Global Real Estate VIP Fund - Class 2 shares (8)(9)	1.05%	0.25%	0.05%	0.00%	1.35%		0.00%	1.35%
Mutual Global Discovery VIP Fund - Class 1 Shares	0.80%	0.00%	0.17%	0.00%	0.97%		0.00%	0.97%
Mutual Shares VIP Fund - Class 2 shares	0.60%	0.25%	0.11%	0.00%	0.96%		0.00%	0.96%

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Small Cap Value VIP Fund - Class 2 shares	0.50%		0.25%	0.13%	0.00%	0.88%		0.00%		0.88%
Small-Mid Cap Growth VIP Fund - Class 2 shares (8)(9)	0.77%		0.25%	0.03%	0.00%	1.05%		0.00%		1.05%
U.S. Government Securities VIP Fund- Class 1 Shares (8)	0.47%		0.00%	0.02%	0.00%	0.49%		0.00%		0.49%

Invesco V.I.
Mid Cap Growth Fund - Series I Shares	0.75%		0.00%	0.33%	0.00%	1.08%		0.00%		1.08%
Global Health Care Fund- Series I Shares	0.75	%(10)	0.00%	0.35%	0.01%	1.11%		0.00%		1.11%
Technology Fund- Series I Shares	0.75%		0.00%	0.42%	0.00%	1.17%		0.00%		1.17%

JP Morgan Insurance Trust
International Equity Portfolio - Class 1 Shares	0.60%		0.00%	0.53%	0.00%	1.13	%(11)	0.10%		1.03	%(11)
Small Cap Core Portfolio - Class 1 Shares	0.65%		0.00%	0.26%	0.02%	0.93	%(12)	0.00%		0.93	%(12)

Neuberger Berman AMT
Large Cap Value Portfolio - I Class	0.85%		0.00%	0.28%	0.01%	1.14%		0.00%		1.14%
Mid Cap Growth Portfolio - I Class	0.85%		0.00%	0.14%	0.00%	0.99%		0.00%		0.99%
Short Duration Portfolio - I Class	0.65%		0.00%	0.15%	0.00%	0.80%		0.00%		0.80%
Small Cap Growth Portfolio - S Class Shares	1.15%		0.25%	0.73%	0.00%	2.13%		0.72	%(13)	1.41%
Socially Responsive Portfolio - I Class	0.85%		0.00%	0.15%	0.00%	1.00%		0.00%		1.00%

Oppenheimer Variable Accounts Funds
Capital Income Fund/VA - Service Shares	0.74%		0.25%	0.16%	0.01%	1.16%		0.23	%(14)	0.93%
Main Street Small Cap Fund/VA® - Service Shares	0.68%		0.25%	0.13%	0.00%	1.06%		0.01	%(15)	1.05%
Global Strategic Income Fund/VA - Service Shares	0.57	%(16)	0.25%	0.17%	0.00%	0.99%		0.02	%(17)	0.97%

T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	0.85%		0.25%	0.00%	0.00%	1.10%		0.00%		1.10%
Equity Income Portfolio - Class II shares	0.85%		0.25%	0.00%	0.00%	1.10%		0.00%		1.10%
Health Sciences Portfolio - Class II shares	0.95%		0.25%	0.00%	0.00%	1.20%		0.00%		1.20%
Personal Strategy Balanced Portfolio VIP I	0.90%		0.00%	0.00%	0.13%	1.03%		0.13	%(18)	0.90%

11

Van Eck VIP Trust
Emerging Markets Fund - Initial Class (19)	1.00%	0.00%	0.23%	0.00%	1.23%	0.00%	1.23%
Unconstrained Emerging Markets Bond Fund - Initial Class (20)	1.00%	0.00%	0.43%	0.00%	1.43%	0.33%	1.10%
Global Hard Assets Fund - Initial Class (21)	1.00%	0.00%	0.09%	0.00%	1.09%	0.00%	1.09%

Wells Fargo Advantage VT
Discovery Fund	0.70%	0.25%	0.21%	0.00%	1.16%	0.01%	1.15	%(22)
Opportunity Fund	0.65%	0.25%	0.19%	0.01%	1.10%	0.09%	1.01	%(23)

(1) The Fund fees and expenses used to prepare the table above were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund’s prospectus.

(2) Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

(3) The Total Annual Fund Operating Expenses may not be the same as reported in the portfolio’s financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

(4) Effective November 1, 2012, the Investment Advisory fee was changed to a tiered fee rate based on net assets of each Portfolio. The fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the following: Alger Capital Appreciation Portfolio Tier 1 (paid on assets up to $2 billion) is 0.81%, Alger Capital Appreciation Portfolio Tier 2 (paid on assets between $2 billion and $4 billion) is 0.65%, Alger Capital Appreciation Portfolio Tier 3 (paid on assets in excess of $4 billion) is 0.60%, Alger Large Cap Growth Portfolio Tier 1 (paid on assets up to $1 billion) is 0.71%, Alger Large Cap Growth Portfolio Tier 2 (paid on assets in excess of $1 billion) is 0.60%, Alger Small Cap Growth Portfolio Tier 1 (paid on assets up to $1 billion) is 0.81%, and Alger Small Cap Growth Portfolio Tier 2 (paid on assets in excess of $1 billion) is 0.75%.

(5) Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 1.04% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 1.11% for Class B shares, excluding certain expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund’s Board.

(6) Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 1.19% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund’s Board.

(7) Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at  0.45% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.49% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.  These agreements may only be terminated with the consent of the fund’s Board.

(8) The Fund administration fee is paid indirectly through the management fee.

(9) Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund’s investment management agreement with its fund administration agreement effective May 1, 2013.  Such combined investment management fees are described further under “Management” in the fund’s prospectus.  Total annual fund operating expenses are not affected by such bundling.

(10) Invesco Advisers, Inc. has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds.  This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund.  Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015.  The fee waiver agreement cannot be terminated during its term.

(11) The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

(12)  The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

(13) Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2017 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.40% of

12

the average daily net asset value of the Small Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(14) After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.92% as calculated on the daily net assets of the Fund.  The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates.  Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

(15) After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 1.05% as calculated on the daily net assets of the Fund.  The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates.  Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

(16) “Management Fees” reflects the gross management fees paid to the Manager by the Fund during the Fund’s most recent fiscal year and the gross management fee of the Subsidiary during the Fund’s most recent fiscal year.

(17)  After discussion with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates.  This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of this prospectus, unless approved by the Board.

(18)  T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds.  The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds.  The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

(19)  The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets per year until May 1, 2015.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(20) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2015.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(21) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets per year until May 1, 2015.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(22)  The Adviser has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above.  Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap.  After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

(23) The Adviser has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above.  Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap.  After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

For information concerning compensation paid in connection with the sale of the Contracts, see “Distribution of the Contracts.”

13

Examples

The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.  The Example includes the Annual Contract Fee, but excludes premium taxes.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the maximum fees and expenses of any of the Funds apply as of December 31, 2013, and that you elected the Optional Enhanced Death Benefit Rider.  The annual contract fee is contemplated in the examples below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
1,071.32	1,627.32	2,201.50	3,919.38

(2) If you annuitize your Contract at the end of the applicable time period or if you do not surrender your Contract:

1 Year (1)	3 Years	5 Years	10 Years
371.32	1,127.32	1,901.50	3,919.38

(1) The Contract may not be annuitized in the first two years from the Date of Issue.

ACCUMULATION UNIT VALUE
(in dollars)

The following table sets forth for each period since inception for an accumulation unit outstanding throughout the period, (1) the accumulation unit value at the beginning of each period; (2) the accumulation unit value at the end of each period; and (3) the number of accumulation units outstanding at the end of each period.

Subaccount	Accumulation Unit Value at 1/2/04	Accumulation Unit Value at 12/31/04	Number of Accumulation Units Outstanding at 12/31/04	Accumulation Unit Value at 1/3/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05
Sentinel VPT Common Stock	12.59	13.61	2,530,565.26	13.46	14.45	2,669,872.15
Sentinel VPT Mid Cap	13.30	14.74	1,136,704.15	14.48	15.08	969,791.11
Sentinel VPT Small Company	21.73	24.73	1,502,266.70	24.37	26.40	1,366,987.15
Sentinel VPT Bond	13.58	14.07	1,287455.21	14.08	14.14	1,285,059.33
Sentinel VPT Balanced	12.46	13.21	1,253,469.20	13.13	13.77	1,223,837.89
Alger American LargeCap Growth	13.17	13.74	981,988.91	13.57	15.18	767,708.64
Alger American SmallCap Growth	9.06	10.39	608,040.56	10.18	11.97	478,400.24
Fidelity VIP Fund-Equity Income	13.18	14.51	1,393,766.91	14.38	15.15	1,221,652.93
Fidelity VIP Fund-Growth	12.88	13.11	1,202,786.06	12.99	13.68	1,011,888.11
Fidelity VIP Fund-High Income	9.29	10.04	1,010,663.00	10.05	10.17	988,225.90
Fidelity VIP Fund-Overseas	10.31	11.41	1,185,510.33	11.34	13.40	1,141,752.38
Fidelity VIP Fund -Contrafund®	15.50	17.68	1,069,940.50	17.45	20.39	1,007,625.08
Fidelity VIP Fund -Index 500	12.28	13.44	2,088,000.22	13.33	13.89	1,911,723.93
Wells Fargo VT Discovery	12.47	14.70	543,989.20	14.39	15.89	449,988.64
Wells Fargo VT Opportunity	16.14	18.87	583,347.52	18.59	20.07	485,070.63

Subaccount	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding At 12/31/07
Sentinel VPT Common Stock	14.72	16.55	2,718,931.45	16.50	17.99	2,603,671.20
Sentinel VPT Mid Cap	15.30	15.70	862,387.81	15.66	18.89	718,600.21
Sentinel VPT Small Company	26.75	30.24	1,311,018.83	30.13	32.39	1,236,392.67
Sentinel VPT Money Market	11.76	12.14	851,107.83	12.15	12.54	811,941.84
Sentinel VPT Bond	14.16	14.46	1,198,084.12	14.47	15.26	1,062,958.34
Sentinel VPT Balanced	13.93	15.14	1,103,557.87	15.12	16.19	943,052.50
Alger American LargeCap Growth	15.52	15.74	682,503.49	10.15	18.62	488,401.32
Alger American SmallCap Growth	12.13	14.17	374,887.08	14.10	16.38	315,152.75
Fidelity VIP Fund-Equity Income	15.40	17.96	1,038,522.03	17.94	17.92	982,696.29
Fidelity VIP Fund-Growth	13.90	14.41	876,813.03	14.44	18.05	718,993.66
Fidelity VIP Fund-High Income	10.18	11.15	909,615.94	11.17	11.30	848,981.81
Fidelity VIP Fund-Overseas	13.74	15.61	1,027,144.43	15.69	17.73	1,138,887.52
Fidelity VIP Fund -Contrafund®	20.81	22.47	927,656.07	20.33	26.05	814,520.75
Fidelity VIP Fund -Index 500	14.12	15.86	1,666,576.30	14.23	16.17	1,356,246.26
Wells Fargo VT Discovery	16.15	17.96	361,074.70	16.23	21.67	287,929.53
Wells Fargo VT Opportunity	20.35	22.22	387,060.90	19.05	23.36	308,691.13

14

Subaccount	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/2009
Sentinel VPT Common Stock	17.78	11.88	2,090,466.94	12.25	14.96	1,852,884.03
Sentinel VPT Mid Cap	18.68	10.05	622,721.19	10.34	12.94	515,755.88
Sentinel VPT Small Company	31.96	21.62	1,043,023.68	21.97	27.11	885,963.16
Sentinel VPT Money Market	12.55	12.60	1,092,355.49	12.60	12.43	553,869.96
Sentinel VPT Bond	15.35	15.56	845,060.54	15.55	17.05	731,602.26
Sentinel VPT Balanced	16.09	12.14	753,402.99	12.39	14.54	644,007.07
Alger American LargeCap Growth	18.42	9.89	1,168,059.30	10.21	14.39	960,958.58
Alger American SmallCap Growth	16.19	8.63	249,280.35	8.80	12.38	193,876.81
Fidelity VIP Fund-Equity Income	17.72	10.17	701,387.14	10.49	13.06	558,382.64
Fidelity VIP Fund-Growth	17.82	9.40	1,094,611.21	9.66	11.89	542,841.22
Fidelity VIP Fund-High Income	11.30	8.36	631,904.84	8.40	11.87	478,658.04
Fidelity VIP Fund-Overseas	17.99	10.00	648,121.31	10.13	12.48	521,169.43
Fidelity VIP Fund -Contrafund®	25.78	14.77	688,570.66	15.24	19.76	586,194.71
Fidelity VIP Fund -Index 500	16.25	10.24	1,094,611.21	10.57	12.79	957,017.03
Wells Fargo VT Discovery	21.38	11.89	230,080.24	12.22	16.45	180,127.58
Wells Fargo VT Opportunity	23.03	13.80	255,065.43	14.37	20.10	184,332.56

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
Sentinel VPT Common Stock	15.19	17.09	1,609,821.59	17.24	17.21	1,400,464.93
Sentinel VPT Mid Cap	13.11	15.77	444,732.89	15.91	16.11	377,811.11
Sentinel VPT Small Company	27.46	33.09	735,882.26	33.52	33.62	558,093.81
Sentinel VPT Money Market	12.43	12.26	446,619.76	18.06	19.05	855,337.59
Sentinel VPT Bond	17.08	18.04	684,171.33	16.19	16.51	499,377.33
Sentinel VPT Balanced	14.69	16.09	586,494.67	16.25	15.81	864,389.41
Alger American LargeCap Growth	14.63	16.09	861,743.94	15.50	14.61	141,290.03
Alger American SmallCap Growth	12.64	15.30	168,009.27	15.05	14.77	401,299.59
Fidelity VIP Fund-Equity Income	13.33	14.83	487,391.26	14.74	14.39	390,409.02
Fidelity VIP Fund-Growth	12.09	14.57	467,591.54	13.37	13.67	373,467.07
Fidelity VIP Fund-High Income	11.91	13.33	422,510.03	14.05	11.38	378,021.81
Fidelity VIP Fund-Overseas	12.77	13.93	432,555.63	23.11	21.96	419,114.10
Fidelity VIP Fund -Contrafund®	20.14	22.85	508,636.87	14.67	14.60	706,162.05
Fidelity VIP Fund -Index 500	12.99	14.51	823,067.78	22.24	21.78	122,589.41
Wells Fargo VT Discovery	20.36	24.54	150,645.79	24.83	22.86	115,456.54
Wells Fargo VT Opportunity	16.80	21.99	145,373.36

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/30/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/30/13
Sentinel VPT Common Stock	17.47	19.53	1,088,447.47	19.98	25.37	924,558.80
Sentinel VPT Mid Cap	16.27	17.85	310,569.04	18.30	23.29	267,751.00
Sentinel VPT Small Company	33.91	36.94	449,689.65	37.72	49.08	361,685.80
Sentinel VPT Bond	19.03	20.01	731,507.11	19.99	19.67	639,331.80
Sentinel VPT Balanced	16.70	18.14	455,379.43	18.44	21.27	447,641.60
Alger Large Cap Growth	16.14	17.13	706,735.21	17.53	22.82	563,177.80
Alger Small Cap Growth	14.73	16.20	100,880.01	16.66	21.45	91,210.64
Fidelity VIP Fund-Equity Income	15.00	13.47	331,836.75	17.47	21.59	284,658.40
Fidelity VIP Fund-Growth	14.57	16.28	324,333.16	16.69	21.89	275,136.20
Fidelity VIP Fund-High Income	13.75	15.40	296,715.03	15.45	16.09	263,773
Fidelity VIP Fund-Overseas	11.74	13.54	311,955.22	13.75	17.42	271,181.60
Fidelity VIP Fund -Contrafund®	22.28	25.21	340,635.22	25.89	32.64	294,402.50
Fidelity VIP Fund -Index 500	14.82	16.69	579,576.49	17.11	21.76	490,085.90
Wells Fargo VT Discovery	22.90	25.28	107,645.75	25.94	35.85	86,131.04
Wells Fargo VT Opportunity	23.17	26.04	102,617.78	26.57	33.56	87,059.82

15

The following provides the information for Subaccounts which began operations on August 3, 1998.

Subaccount	Accumulation Unit Value at 1/1/04	Accumulation Unit Value at 12/31/04	Number of Accumulation Units Outstanding at 12/31/04	Accumulation Unit Value at 1/1/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05
American Century VP Income & Growth	10.30	11.49	765,569.07	11.36	11.86	693,013.97
American Century VP Value	14.42	16.30	1,108,091.56	16.15	16.88	1,137,146.95
JPMorgan Insurance Trust International Equity	0/13	10.62	285,762.15	10.53	11.59	293,409.83
JPMorgan Insurance Trust Small Company	11.68	14.65	138,936.30	14.38	14.94	135,781.41
Neuberger Berman Large Cap Value	10.18	12.01	181,388.86	11/81	13.98	247,078.58

Subaccount	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07
American Century VP Income & Growth	12.06	13.69	601,544.34	13.62	13.49	489,066.47
American Century VP Value	17.07	19.76	1,044,070.29	19.80	18.48	1,112,047.50
JPMorgan International Equity	11.93	13.95	349,417.98	14.03	15.04	320,948.61
JPMorgan Small Cap Core	15.19	16.95	115,961.99	16.94	15.76	93,558.57
Neuberger Berman Large Cap Value	14.35	15.47	206,120.78	15.16	16.68	193,427.49

Subaccount	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
American Century VP Income & Growth	13.31	8.70	382,167.81	8.95	10.14	296,030.17
American Century VP Value	18.18	13.34	556,018.48	13.71	15.77	438,223.47
JPMorgan Insurance Trust International Equity	14.92	8.70	261,660.69	8.92	11.57	211,691.19
JPMorgan Insurance Trust Small Cap Core	15.51	10.57	68,964.34	10.71	12.78	59,067.21
Neuberger Berman Large Cap Value	16.53	7.83	182,054.98	8.23	12.05	155,553.56

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
American Century VP Income & Growth	10.28	11.41	246,646.92	11.52	11.60	209,996.35
American Century VP Value	16.01	17.64	362,721.24	17.82	17.58	277,560.28
JPMorgan International Equity	11.82	12.23	169,179.84	12.27	10.68	138,245.68
JPMorgan Small Cap Core	13.07	16.02	50,815.35	16.35	15.05	35,655.24
Neuberger Berman Large Cap Value	12.37	13.75	136,025.02	13.93	12.02	116,413.78

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
American Century VP Income & Growth	11.77	13.13	158,183.96	13.43	17.58	138,806.00
American Century VP Value	17.85	19.86	222,379.03	20.31	25.80	190,847.00
JPMorgan International Equity	11.00	12.75	113,040.41	12.99	14.51	104,679.00
JPMorgan Small Cap Core	15.29	17.77	30,947.09	13.26	24.93	29,912.60
Neuberger Berman Large Cap Value	12.25	13.82	90,753.31	13.30	17.87	79,603.68

16

The following information is for Subaccounts which began operations on December 1, 2000.

Subaccount	Accumulation Unit Value at 1/1/04	Accumulation Unit Value at 12/31/04	Number of Accumulation Units Outstanding at 12/31/04	Accumulation Unit Value at 1/1/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05
Alger Capital Appreciation	7.18	7.67	226,660.10	7.58	8.66	227,328.44
Dreyfus Socially Responsible Growth Fund, Inc.	6.64	6.96	146,825.11	6.91	7.12	127,070.56
Fidelity VIP Fund Investment Grade Bond	12.24	12.67	1,968,755.52	12.67	12.77	1,880,488.62
Invesco V.I Mid Cap Growth	6.61	7.41	365,842.99	7.30	8.09	319,611.45
Invesco V.I Global Health Care	8.58	9.08	520,475.69	8.99	9.68	487,457.78
Invesco V.I Technology	4.05	4.17	525,974.29	4.12	4.20	506,008.05

Subaccount	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06	Accumulation Unit Value at 1/1/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07
Alger Capital Appreciation	8.83	10.18	240,392.62	11.05	14.80	11,903.74
Dreyfus Socially Responsible Growth Fund, Inc.	7.21	7.66	110,434.28	7.66	8.15	90,726.74
Fidelity VIP Fund Investment Grade Bond	12.78	13.14	1,816,680.33	13.18	13.52	1,660,150.65
Invesco V.I Mid Cap Growth	8.19	9.26	274,930.33	9.24	10.25	230,558.37
Invesco V.I Global Health Care	9.76	10.05	415,277.21	10.03	11.08	341,259.85
Invesco V.I Technology	4.29	4.58	387,355.12	4.60	4.86	328,944.11

Subaccount	Accumulation Unit Value at 1/1/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
Alger American Capital Appreciation	13.29	7.26	276,672.71	7.47	10.81	217,136.69
Dreyfus Socially Responsible Growth Fund, Inc.	8.03	5.27	78,713.41	5.45	6.95	65,698.56
Fidelity VIP Fund Investment Grade Bond	13.60	12.90	955,380.50	12.83	14.72	732,408.98
Invesco V.I Mid Cap Growth	10.15	5.25	181,428.73	5.40	7.37	156,228.35
Invesco V.I Global Health Care	11.02	7.80	289,042.57	7.92	9.83	239,579.74
Invesco V.I Technology	4.76	2.66	310,842.44	2.76	4.13	308,473.43

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/4/11	Accumulation Unit Value at 12/31/11	Number of Accumulation Units Outstanding at 12/31/11
Alger American Capital Appreciation	11.05	12.16	193,953.16		11.95	172,315.52
Dreyfus Socially Responsible Growth Fund, Inc.	7.04	7.87	53,666.43		7.83	44,826.97
Fidelity VIP Fund Investment Grade Bond	14.75	15.65	681,909.88		16.56	683,051.81
Invesco V.I Global Health Care	9.92	10.20	189,817.60		10.46	154,939.91
Invesco V.I Technology	4.19	4.94	278,272.43		4.63	222,342.60

17

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
Alger American Capital Appreciation	12.15	13.95	122,024.76	14.31	18.59	1119,939.60
Dreyfus Socially Responsible Growth Fund, Inc.	7.96	8.64	37,515.58	8.86	11.45	39,806.11
Fidelity VIP Fund Investment Grade Bond	16.55	17.30	593,921.27	17.27	16.75	502,912.40
Invesco V.I Global Health Care	10.65	12.47	126,142.60	12.69	17.28	119,888.50
Invesco V.I Technology	4.68	5.08	154,613.37	5.26	6.26	146,880.00

The following information is for Subaccounts which began operations on May 1, 2004.

Subaccount	Accumulation Unit Value at 5/1/04	Accumulation Unit Value at 12/1/04	Number of Accumulation Units Outstanding at 12/31/04	Accumulation Unit Value at 1/1/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05
American Century VP Ultra®	10.00	10.75	7,351,49	10.64	10.84	7,270.33
American Century VP VistaSM	10.00	10.80	369,192.37	10.62	11.52	607,473.22
American Century VP International	10.00	11.29	212,294.68	11.29	12.61	401,457.14
American Century VP Inflation Protection	10.00	10.53	464,504.55	10.52	10.57	891,225.74
Dreyfus Appreciation	10.00	10.31	247,910.98	10.24	10.62	596,450.11
Dreyfus Opportunistic Small Cap	10.00	10.89	2,938,61	10.72	11.36	9,328.03
Dreyfus Quality Bond	10.00	10.42	21,381.13	10.41	10.53	51,108.90
Franklin Templeton Mutual Shares Securities	10.00	10.97	34,866.28	10.91	11.96	85,355.60
Franklin Templeton Small Cap Value Securities	10.00	12.00	43,564.48	11.82	12.88	86,582.43
Franklin Templeton Small-Mid Cap Growth Securities	10.00	10.95	8,615.04	10.79	11.32	18,483.52
Franklin Templeton Foreign Securities	10.00	11.53	233,297.54	11.51	12.53	465,272.38
Franklin Templeton Global Real Estate	10.00	13.58	71,208.32	13.45	15.20	193,126.58
Fidelity Mid Cap	10.00	12.26	107,584.38	12.04	14.31	266,877.22
Neuberger Berman Mid Cap Growth	10.00	11,52	6,084.77	11.33	12.92	21,984.12
Neuberger Berman Small Cap Growth	10.00	19,84	143,490.34	10.82	11.10	293,062.65
Neuberger Berman Short Duration Bond	10.00	9.97	586,111.12	9.97	9.97	1,138,952.51
Scudder Dreman High Return Equity	10.00	11.23	21,818.25	11.12	11.91	43,214.24
Scudder Dreman Small Mid Cap Value	10.00	11.93	122,129.24	11.73	12.91	134,345.17
T. Rowe Price Equity Income Portfolio II	10.00	11.21	41,206.25	11.10	11.46	86,284.42
T. Rowe Price Blue Chip Growth Portfolio II	10.00	10.79	279,899.33	10.69	11.24	897,520.42
T. Rowe Price Health Sciences Portfolio II	10.00	10.36	106,209.89	10.23	11.56	136,594.78

Subaccount	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07
American Century VP Ultra®	10.96	10.34	13,485.09	10.34	12.33	25,823.45
American Century VP VistaSM	11.81	12.38	823,729.08	12.37	17.07	493,762.71
American Century VP International	13.02	15.55	547,977.29	15.68	18.10	617,151.45
American Century VP Inflation Protection	10.59	10.62	1,113,774.87	10.64	11.49	1,255,391.41
Dreyfus Appreciation	10.80	12.20	730,198.55	12.16	12.88	216,453.41
Dreyfus Opportunistic Small Cap	11.54	11.63	18,175.86	11.64	10.20	26,843.81
Dreyfus Quality Bond	10.55	10.82	80,546.12	10.86	11.05	111,744.60
Franklin Templeton Mutual Shares Securities	12.10	13.96	127,395.59	14.02	14.24	166,258.59
Franklin Templeton Small Cap Value Securities	13.07	14.85	99,096.41	14.80	14.30	92,809.05
Franklin Templeton Small-Mid Cap Growth Securities	11.45	12.13	24,421.84	12.09	13.30	26,565.33
Franklin Templeton Foreign Securities	12.81	15.01	612,574.72	15.10	17.09	774,545.98
Franklin Templeton Global Real Estate	15.46	18.07	174,101.94	17.91	14.10	162,047.67
Fidelity Mid Cap	14.61	15.90	329,694.21	15.78	18.05	296,830.63
Neuberger Berman Mid Cap Growth	13.08	14.61	39,266.75	14.65	17.65	83,823.04
Neuberger Berman Small Cap Growth	11.23	11.53	423,265.70	11.48	11.42	485,097.80
Neuberger Berman Short Duration Bond	9.99	10.25	1,484,819.77	10.26	10.59	1,735,213.41
Scudder Dreman High Return Equity	12.09	13.88	48,695.98	13.81	13.39	58,291.23
Scudder Dreman Small Mid Cap Value	13.18	15.87	161,908.40	15.73	16.06	544,208.87
T. Rowe Price Equity Income Portfolio II	11.62	13.41	115,963.88	13.43	13.63	121,053.68
T. Rowe Price Blue Chip Growth Portfolio II	13.27	12.12	1,264,773.03	12.11	13.44	1,139,712.20
T. Rowe Price Health Sciences Portfolio II	14.27	12.36	140,366.74	12.30	14.35	97,259.18

18

Subaccount	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
American Century VP Ultra®	12.18	7.12	12,256.12	7.33	9.44	14,036.49
American Century VP VistaSM	16.93	8.65	200,200.70	8.85	10.44	177,745.10
American Century VP International	17.99	9.85	795,732.66	10.03	12.99	728,815.34
American Century VP Inflation Protection	11.61	11.19	534,705.52	11.05	12.19	477,086.39
Dreyfus Appreciation	12.74	8.95	128,320.28	9.19	10.82	106,107.14
Dreyfus Opportunistic Small Cap	10.01	6.28	20,865.94	6.38	7.80	23,584.37
Dreyfus Quality Bond	11.12	10.44	108,494.95	10.38	11.84	102,191.51
Franklin Templeton Mutual Shares Securities	14.09	8.83	124,773.52	9.07	10.98	124,536.74
Franklin Templeton Small Cap Value Securities	14.11	9.45	77,016.85	9.69	12.03	59,165.93
Franklin Templeton Small-Mid Cap Growth Securities	13.11	7.54	21,119.58	7.81	10.68	20,304.76
Franklin Templeton Foreign Securities	17.02	10.05	300,043.21	10.23	13.58	268,157.03
Franklin Templeton Global Real Estate	14.00	8.01	127,569.73	7.97	9.41	129,572.15
Fidelity Mid Cap	18.06	10.83	562,513.64	11.10	14.96	495,908.29
Neuberger Berman Mid Cap Growth	17.45	9.86	56,291.55	10.10	12.79	50,688.18
Neuberger Berman Small Cap Growth	11.26	6.81	138,379.37	6.92	8.25	130,420.47
Neuberger Berman Short Duration Bond	10.62	9.04	1,235,140.63	9.00	10.10	1,158,958.58
DWS Large Cap Value	13.24	7.11	39,204.64	7.36	8.76	29,440.35
Dreman Small Mid Cap Value	15.84	9.45	77,016.85	10.70	13.39	360,814.42
T. Rowe Price Equity Income Portfolio II	13.44	8.57	1,153,421.31	8.85	10.58	1,112,837.08
T. Rowe Price Blue Chip Growth Portfolio II	13.27	7.60	386,584.31	7.85	10.63	326,555.54
T. Rowe Price Health Sciences Portfolio II	14.27	10.02	100,832.06	10.23	12.98	90,914.92

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
American Century VP Ultra®	9.59	10.81	6,989.10	10.92	10.77	6,030.16
American Century VP VistaSM	10.71	12.76	164,003.50	12.95	11.59	129,068.00
American Century VP International	13.34	14.52	652,356.05	14.67	12.59	520,318.72
American Century VP Inflation Protection	12.21	12.67	463,138.08	12.64	14.00	286,462.82
Dreyfus Appreciation	10.99	12.30	93,436.52	12.37	13.23	77,519.46
Dreyfus Opportunistic Small Cap	8.00	10.09	30,651.89	10.28	8.57	22,022.39
Dreyfus Quality Bond	11.86	12.65	110,255.68	12.65	13.35	153,808.86
Franklin Templeton Mutual Shares Securities	11.12	12.04	103,906.51	12.15	12.80	221,431.90
Franklin Templeton Small Cap Value Securities	12.31	15.21	51,192.43	15.46	14.44	38,831.59
Franklin Templeton Small-Mid Cap Growth Securities	10.86	13.45	41,519.93	13.60	12.62	38,016.81
Franklin Templeton Foreign Securities	13.85	14.52	254,859.44	14.65	12.80	221,431.90
Franklin Templeton Global Real Estate	9.37	11.22	103,318.95	11.35	10.44	107,686.16
Fidelity Mid Cap	15.25	19.01	440,731.77	19.16
Neuberger Berman Mid Cap Growth	13.00	16.29	47,158.34	16.45	16.14	41,076.90
Neuberger Berman Small Cap Growth	8.46	9.74	116,015.32	9.89	9.50	89,804.03
Neuberger Berman Short Duration Bond	10.11	10.49	1,157,937.19	10.49	10.38	915,467.34
DWS Large Cap Value	8.94	9.69	28,728.32	9.78	9.56	25,926.55
DWS Small Mid Cap Value	13.65	16.20	307,510.77	16.37	14.97	181,880.32
T. Rowe Price Equity Income Portfolio II	10.75	11.97	1,029,119.99	12.10	11.69	754,868.47
T. Rowe Price Blue Chip Growth Portfolio II	10.77	12.16	297,989.29	12.31	12.15	234,388.30
T. Rowe Price Health Sciences Portfolio II	13.18	14.76	87,932.93	14.97	16.07	74,895.39

19

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
American Century VP Ultra®	10.95	12.10	2,843.61	12.40	16.36	2171.37
American Century VP VistaSM	11.69	13.21	108,722.57
American Century VP International	12.91	15.04	415,345.95	15.33	18.16	334,208.70
American Century VP Inflation Protection	13.98	14.85	236,597.50	14.79	13.44	183,822.80
Dreyfus Appreciation	13.39	14.40	61,589.56	14.75	17.20	45,407.09
Dreyfus Opportunistic Small Cap	8.71	10.19	25,767.79	10.50	14.93	25,359.91
Dreyfus Quality Bond	13.34	14.09	141,478.27	1408	13.68	132,077.30
Franklin Templeton Mutual Shares Securities	11.91	13.24	62,390.88	13.48	16.75	60,002.31
Franklin Templeton Small Cap Value Securities	14.70	16.86	32,319.86	17.32	22.65	27,488.37
Franklin Templeton Small-Mid Cap Growth Securities	12.96	13.80	24,519.49	14.13	18.79	19,748.97
Franklin Templeton Foreign Securities	13.14	14.92	176,601.85	15.13	18.01	142,661.90
Franklin Templeton Global Real Estate	10.56	13.12	95,314.18	14.46	13.24	88,158.95
Fidelity Mid Cap	16.27	18.97	214,798.39	19.46	25.49	184,336.00
Neuberger Berman Mid Cap Growth	16.23	17.90	31,324.27	18.34	23.40	30,993.32
Neuberger Berman Small Cap Growth	9.55	10.20	72,099.97	10.47	14.66	52,535.92
Neuberger Berman Short Duration Bond	10.37	10.70	773,755.80	10.71	10.62	649,726.80
DWS Large Cap Value	9.70	13.82	25,572.53	10.57	13.29	24,718.38
DWS Small Mid Cap Value	15.20	16.73	145,209.27	17.18	22.23	109,502.50
T. Rowe Price Equity Income Portfolio II	11.87	13.47	570,153.84	13.77	17.20	435,758.10
T. Rowe Price Blue Chip Growth Portfolio II	12.36	14.13	184,314.69	14.51	19.63	145,549.10
T. Rowe Price Health Sciences Portfolio II	16.22	20.76	63,633.94	21.31	30.80	63,126.49

The following information is for Subaccounts which began operations on December 1, 2008.

Subaccount	Accumulation Unit Value at 12/1/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
AllianceBernstein International Growth Portfolio - Class A Shares	10.00	10.68	145,937.90	10.94	14.70	110,778.55
AllianceBernstein International Value Portfolio - Class A Shares	10.00	10.49	415,283.19	10.76	13.93	368,991.87
AllianceBernstein Small/Mid Cap Value Portfolio - Class A Shares	10.00	10.79	66,769.66	11.06	15.20	64,932.21
AllianceBernstein Value Portfolio - Class A Shares	10.00	10.39	N/A	10.59	12.31	1,145.93
DWS Small Cap Index VIP - Class A Shares	10.00	10.58	227.12	10.71	13.20	1,508.37
Fidelity Value Strategies Portfolio - Initial Class	10.00	10.60	N/A	10.99	16.47	18,880.08
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	10.00	10.06	N/A	10.19	12.26	5,683.54
Franklin Templeton U.S. Government - Class 1 Shares	10.00	10.20	768,297.54	10.17	10.40	840,502.27
Neuberger Berman AMT Socially Responsive Portfolio - I Class	10.00	9.96	342.53	10.32	12.90	996.06
Oppenheimer Balanced Fund/VA - Service Shares	10.00	10.06	N/A	10.30	12.06	N/A
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	10.00	10.71	N/A	11.00	14.46	853.52
Oppenheimer Global Strategic Income Fund/VA - Service Shares	10.00	10.52	N/A	10.49	12.28	5,196.48
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	10.00	10.31	N/A	10.51	13.43	1,536.61
Van Eck VIP Trust Global Bond - Initial Class	10.00	10.63	68.66	10.61	11.11	8,127.71
Van Eck VIP Trust Emerging Markets — Initial Class	10.00	10.51	286,226.29	10.86	22.09	171,390.89
Van Eck VIP Trust Global Hard Assets - Initial Class	10.00	9.93	N/A	10.37	15.43	9,617.74

20

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
AllianceBernstein International Growth Portfolio - Class A Shares	15.13	16.37	104,030.48	16.47	13.58	47,272.06
AllianceBernstein International Value Portfolio - Class A Shares	14.31	14.37	369,431.22	14.51	11.44	379,339.08
AllianceBernstein Small/Mid Cap Value Portfolio - Class A Shares	15.54	19.03	60,894.65	19.27	17.19	206,338.46
AllianceBernstein Value Portfolio - Class A Shares	12.59	13.58	2,561.47	13.72	12.92	1,643.76
DWS Small Cap Index VIP - Class A Shares	13.51	16.45	2,192.27	16.76	15.51	3,506.21
Fidelity Value Strategies Portfolio - Initial Class	16.86	20.57	21,293.36	20.82	18.50	14,044.55
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	12.40	13.57	40,480.65	13.70	13.02	40,131.57
Franklin Templeton U.S. Government - Class 1 Shares	10.42	10.83	843,947.67	10.82	11.31	144,727.38
Neuberger Berman AMT Socially Responsive Portfolio - I Class	13.09	15.63	996.06	15.74	14.94	1,923.35
Oppenheimer Balanced Fund/VA - Service Shares	12.22	13.40	2,848.23	13.47	13.27	1,585.15
Oppenheimer Main Street Small- & Mid Cap Fund/VA® - Service Shares	14.74	17.54	4,300.72	17.84	16.89	2,593.19
Oppenheimer Global Strategic Income Fund/VA - Service Shares	12.35	13.90	29,984.65	13.92	13.80	50,095.48
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	13.60	15.06	9,013.88	15.19	14.81	12,332.93
Van Eck VIP Trust Global Bond - Initial Class	11.17	11.64	17,030.42	11.62	12.41	250,835.69
Van Eck VIP Trust Emerging Markets — Initial Class	22.56	27.63	153,592.44	28.09	20.23	97,834.22
Van Eck VIP Trust Global Hard Assets - Initial Class	16.04	19.67	24,510.49	19.77	16.21	123,208.92

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Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
AllianceBernstein International Growth Portfolio - Class A Shares	13.98	15.47	36,897.31	15.73	17.33	23,468.50
AllianceBernstein International Value Portfolio - Class A Shares	11.83	12.93	325,891.00	13.18	15.68	255,095.50
AllianceBernstein Small/Mid Cap Value Portfolio - Class A Shares	17.39	20.13	154,740.53	20.68	27.41	108,888.30
AllianceBernstein Value Portfolio - Class A Shares	13.15	14.75	2,471.78	15.14	19.90	2,681.89
DWS Small Cap Index VIP - Class A Shares	15.75	17.78	4,086.37	18.29	24.31	4,256.70
Fidelity Value Strategies Portfolio - Initial Class	18.77	23.22	3,976.15	23.74	29.87	3,552.64
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	13.21	14.59	34,847.12	14.84	18.41	37,053.40
Franklin Templeton U.S. Government - Class 1 Shares	11.30	11.39	105,251.62	11.39	11.01	87,698.80
Neuberger Berman AMT Socially Responsive Portfolio - I Class	15.22	16.35	1,086.05	16.71	22.20	1,350.38
Oppenheimer Capital Income Fund/VA - Service Shares	13.39	14.67	2,608.45	14.86	16.32	5,253.50
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	17.07	19.60	3,837.00	20.06	27.18	4,530.63
Oppenheimer Global Strategic Income Fund/VA - Service Shares	13.82	15.40	77,499.39	15.42	15.13	80,900.00
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	15.01	16.81	23,737.84	17.06	19.55	29,004.73
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	12.42	12.92	225,641.68	12.86	11.57	209,810.60
Van Eck VIP Trust Emerging Markets — Initial Class	20.74	25.90	81,811.67	26.36	28.611	74,363.37
Van Eck VIP Trust Global Hard Assets - Initial Class	16.84	16.52	111,665.78	16.92	18.01	106,236.90

The following information is for the Subaccount which began operations on May 1, 2011.

Subaccount	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/30/12	Number of Accumulation Units Outstanding at 12/30/12

Fidelity VIP Money Market Fund	12.09	416,096.61	12.09	11.93	5,197,173.93

Subaccount	Accumulation Unit Value at 1/2/13	Number of Accumulation Units Outstanding at 12/30/13	Accumulation Unit Value at 12/3/13

Fidelity VIP Money Market Fund	11.93	547,074.90	11.76

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NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions.  National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law.  It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company.  National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial Statements for National Life are contained in the Statement of Additional Information.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account.  To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments.  However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information.  We encourage both existing and prospective Owners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Variable Account and of NLV Financial Corporation, the parent company of National Life (“NLV Financial”) (on a consolidated basis)—are located in the SAI.  For a free copy of the SAI, call or write us at our Home Office.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law.

National Life has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act.  Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct.  National Life does not guarantee the investment performance of the Variable Account.  Obligations under the Contracts are obligations of National Life.  Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner.  A separate Subaccount is established within the Variable Account for each of the Fund options.

The Funds

You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager.  The investment results of the Funds, however, may be higher or lower than the results of such other funds.  There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

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The Variable Account purchases and redeems shares of the Funds at net asset value.  The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of distribution.  In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units, but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives.  We do not guarantee any minimum value for the amounts allocated to the Variable Account.  You bear the investment risk of investing in the Funds.  There is no assurance that the Fidelity Variable Insurance Products Fund V Money Market Fund (the “Fidelity Money Market Portfolio”) will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the Fidelity Money Market Portfolio in which a Subaccount invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

Not all Funds may be available in all states or in all markets.

The following table provides certain information on each Fund, including its fund type, and its investment adviser (and subadviser, if applicable).  There is no assurance that any of the Funds will achieve their investment objective(s).  Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios.  Please consult your registered representative.  You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds.  You should read these prospectuses carefully before investing and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Fund	Mid Cap Growth Equity	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
Invesco Variable Insurance Funds:
Invesco V.I. Mid Cap Growth Fund - Series I Shares	Mid Cap Growth Equity	Invesco Advisers Inc.	None
Invesco V.I. Global Health Care Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	None
Invesco V.I. Technology Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	None
The Alger Portfolios:
Capital Appreciation Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
AllianceBernstein Variable Products Series Fund, Inc.:
International Growth — Class A Shares	International Equity	AllianceBernstein L.P.	None
International Value — Class A Shares	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value — Class A Shares	Small Mid Value Equity	AllianceBernstein L.P.	None
Value — Class A Shares	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio - Class I	Large Value Equity	American Century Investment Management, Inc.	None
VP Inflation Protection Portfolio - Class I	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio - Class I	International Equity	American Century Investment	None

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Management, Inc.
VP Ultra® Portfolio - Class I	Large Growth Equity	American Century Investment Management, Inc.	None
VP Value Portfolio - Class I	Mid Cap Value Equity	American Century Investment Management, Inc.	None
VP VistaSM Portfolio - Class I	Mid Cap Growth Equity	American Century Investment Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio - Initial Shares	Aggressive Growth	The Dreyfus Corporation	None
Quality Bond Portfolio - Initial Shares	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Large Cap Growth	The Dreyfus Corporation	None
DWS Variable Series II:
Large Cap Value VIP - Class B Shares	Large Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Small Mid Cap Value VIP - Class B Shares	Small Cap Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
DWS Investments VIT Funds:
Small Cap Index VIP - Class A Shares	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.
Fidelity® Variable Insurance Products
Contrafund® Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Equity-Income Portfolio - Initial Class	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Growth Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
High Income Portfolio - Initial Class	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Index 500 Portfolio - Initial Class	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)
Investment Grade Bond Portfolio - Initial Class	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Mid Cap Portfolio - Initial Class	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Money Market Portfolio - Service Class	Money Market	Fidelity Management & Research	Fidelity

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		Company (FMR)	Investments Money Management, Inc. (FIMM) and other affiliates of FMR
Overseas Portfolio - Initial Class	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Value Strategies Portfolio - Initial Class	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund - Class 2 Shares	Foreign	Templeton Investment Counsel, LLC	None
Franklin Global Real Estate VIP Fund - Class 2 Shares	Sector Equity	Franklin Advisors, Inc.	None
Franklin Mutual Shares VIP Fund - Class 2 Shares	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Franklin Small Cap Value VIP Fund - Class 2 Shares	Small Cap Value	Franklin Advisory Services, LLC	None
Franklin Small-Mid Cap Growth VIP Fund - Class 2 Shares	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government Securities VIP Fund - Class 1 Shares	Government Bond	Franklin Advisors, Inc.	None
Franklin Mutual Global Discovery VIP Fund - Class 1 Shares	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
JPMorgan Insurance Trust:
International Equity Portfolio - Class 1 Shares	International Equity	J.P. Morgan Investment Management Inc.	None
Small Cap Core Portfolio - Class 1 Shares	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio - I Class	Short-Term	Neuberger Berman Management LLC	Neuberger Berman LLC
Mid-Cap Growth Portfolio - I Class	Mid-Cap Growth Equity	Neuberger Berman Management LLC	Neuberger Berman LLC
Large Cap Value Portfolio - I Class	Large Value	Neuberger Berman Management LLC	Neuberger Berman LLC
Small-Cap Growth Portfolio S Class Shares	Small Cap Blend	Neuberger Berman Management LLC	Neuberger Berman LLC
Socially Responsive Portfolio - I Class	Mid Large Value Equity Socially Responsible	Neuberger Berman Management LLC	Neuberger Berman LLC
Oppenheimer Variable Account Funds
Capital Income Fund/VA - Service Shares	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None
Main Street Small Cap Fund/VA - Service Shares	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA - Service Shares	Bond	OppenheimerFunds, Inc.	None
T. Rowe Price Equity Series, Inc.

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Equity Income Portfolio II - Class II shares	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II - Class II shares	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II - Class II shares	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Unconstrained Emerging Markets Bond Fund - Initial Class	Unconstrained Emerging Markets Bond	Van Eck Associates Corporation	None
Emerging Markets Fund - Initial Class	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund - Initial Class	Global Sector Equity	Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund - Class 2 Shares	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund - Class 2 Shares	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated

Other Information

Contractual Arrangements.  National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts in exchange for providing administration and other services to Owners on behalf of the Funds, which may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals.  The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues.  These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others.  The amount of this compensation with respect to the Contracts during 2013 ranged from $0.00 to $48,343.49 per adviser or an affiliate, and the percentages of assets on which the fees are based ranged from 0.05% to 0.35% (this includes payments received in 2013 for services rendered in 2012).  The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services.  The payments we receive as compensation for providing these services may be used by us for any corporate purpose[, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Contracts, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a Fund.  National Life may profit from these payments.  For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets pursuant to a 12b-1 plan.  The 12b-1 plan is described in more detail in each Fund’s prospectus.  Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we consider during the selection process is whether the Fund’s adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Funds’ Investment Advisors Or Distributors.”  We review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisers and other service providers (see the Funds’

27

prospectuses for more information).  As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates.  These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest.  The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life.  Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address.  National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

DETAILED DESCRIPTION OF CONTRACT PROVISIONS

We describe our basic Contract below.  There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract.  Please consult your Contract for its specific terms.

Issuance of a Contract

The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue.  If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis.  If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners.  At our discretion, we may issue Contracts at ages higher than age 85.

In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

You should not purchase this Contract if you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme.  Your Contract may not be traded on any stock exchange or secondary market.  By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, viatication or any other type of collective investment trust.

Tax Free “Section 1035” Exchanges.  You can generally exchange one variable annuity contract for another in a “tax-free exchange” under Section 1035 of the Code.  Before making the exchange, you should compare both contracts carefully.  Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract.  There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be

28

different.  If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange.  You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests.  You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you:  When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.

Premium Payments

The Initial Premium Payment.  The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1,500 for Qualified Contracts.  We may at our discretion permit initial Premium Payments lower than these minimums.  For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3,000.

Subsequent Premium Payments.  Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically.  Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment.  For Contracts purchased in the State of Oregon prior to March 2, 2005, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary.  We may accept subsequent premium payments on or after the third Contract Anniversary for new Contracts purchased in the State of Oregon.  For Contracts purchased in the State of Massachusetts by Owners who were less than 60 at the time of purchase, we will not accept Premium Payments after the Owner attains the age of 63.  For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract Anniversary.

The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.  Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Allocation of Net Premium Payments.  In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts.  These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocation instructions must be provided in good order.  If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.  To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%.  We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our Home Office, identified on the first page of this prospectus, from your agent’s broker-dealer.

If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application.  If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete.  Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect.  Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm.  At the time of allocation, we apply

29

Net Premium Payments to the purchase of Fund shares.  The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value.  All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk.  You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest.  We pay this credit after the free look right with respect to the Contract has expired.

Transfers

You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request.  If you elect the telephone transaction privilege, you may make transfers by telephone. See “Telephone Transaction Privilege,” below.  Transfers are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office.  Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.  Transfers to or from the Subaccounts may be postponed under certain circumstances.  See “Payments,” below.  A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date.  See “The Guaranteed Accounts,” below.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty.  We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year.  For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate.  In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each year between January 1st and February 15th, transfer a portion of the unloaned value in the Fixed Account to the Variable Account.  We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York).  After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or a Guaranteed Account for at least one year before it may be transferred back to the Fixed Account.  Because of the Fixed Account’s transfer restrictions, it may take you several years to transfer all of your Accumulated Value in the Fixed Account to a Guaranteed Account or to the Subaccounts of the Variable Account.  You should carefully consider whether the Fixed Account and a Guaranteed Account meet your investment criteria.

For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge.  However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  See “Transfer Charge,” below.

Disruptive Trading

Policy.  The Contracts are intended for long-term investment by Owners.  They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers.  Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or a Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds).  These risks include:

•                  the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;

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•                  an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and

•                  increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading.  Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection.  We employ various means to attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring, we may not be able to detect or stop all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence.  Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future.  We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers.  We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers).  We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds.  We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers.  Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period.  Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.  Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf.  We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies.  The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures.  The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.  You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers.  Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders.  Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts.  The omnibus orders reflect the aggregation and netting of multiple orders from

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individual owners of variable insurance contracts and individual retirement plan participants.  The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds.  In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity.  To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Value of a Variable Account Accumulation Unit

We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations.  We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period.  The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.  No minimum value of an Accumulation Unit is guaranteed.  The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor.  Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the Fidelity Money Market Portfolio).

Determining the Contract Value.

The Contract Value is the sum of:

1) the value of all Variable Account Accumulation Units, plus

2) amounts allocated and credited to the Fixed Account, plus

3) amounts allocated and credited to a Guaranteed Account, minus

4) any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value.  We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account.  If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first.  Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to CDSCs, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

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Annuitization

Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin.  You may indicate the Maturity Date on the application.  The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts).  If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue.  You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments.  You may also settle the contract under a Payment Option prior to the scheduled maturity date.  You may contact either your Registered Representative or the Home Office for requirements to settle the Contract.  Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred.  However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract.  If an Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account.  A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts.  See “The Guaranteed Accounts,” below.

Election of Payment Options.  You may, with prior written notice (in good order) and at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment.  We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice.  The Annuity Payment Options available are described below.

Frequency and Amount of Annuity Payments.  The amount of your annuity payment depends in part on the frequency and duration of annuity payments.  If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration.  On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be.  We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments.  If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected.  In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100.  In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account.  The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

•                       The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;

•                       The number of Annuity Units remains fixed during the annuity payment period;

•                       The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and

•                       The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

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Value of an Annuity Unit.  The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased.  The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see “Net Investment Factor,” above).

Assumed Investment Rate.  A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts.  We may  make assumed investment rates available at rates other than 3.5%.  A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments.  A lower assumption would have the opposite effect.  If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account

A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period.  We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected.  This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable.  The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date.  The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies.  The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options

Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time.  We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

Option 2-Payments for Life.  An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being.  It would be possible under this option for the Payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed.  For an annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states.  You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization.  If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code.  Payment Option 1 may not satisfy these requirements.  Please consult a tax advisor.

Under Payment Option 1, you may change to any other Payment Option at any time.  At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments.  Under Payment Option 1, you may also fully surrender the Contract at any time.  Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender.  Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option

We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

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Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code).  The beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.

Death of Owner

If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

(a) the Contract Value, or

(b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and

(c) in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

For Contracts issued prior to November 1, 2003 only, or if your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made.  In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract.  We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract.  We will notify you if we discontinue this Death Benefit.

Unless the Beneficiary is the deceased Owner’s (or Joint Owner’s) spouse (as defined under Federal law), the Death Benefit must be distributed within five years of such Owner’s death.  The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy.  Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity.  If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution.  If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

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The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law.  The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional.  Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes.  The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides.  However, some uncertainty remains regarding the treatment of same-sex spouses.  Consult a tax adviser for more information on this subject.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

Death of Annuitant Prior to the Annuitization Date

If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary.  If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution.  If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner.  If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive, in good order, at our Home Office in writing:

•                  due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;

•                  an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

•                  any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits.  If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law.  If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will send you or your Beneficiary a “draftbook”;  you or your Beneficiary can access funds from the special account by writing a “draft” for all or a portion of the Death Benefit proceeds.  We fund the “draft” writing privileges.  The interest bearing special account is not a bank account and is subject to the claims of our creditors.  The interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency.  We will send the payee the “draftbook” within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in the special account.  There is no guaranteed rate of interest credited to the proceeds placed in the special account.  However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.  We may make a profit on all amounts left in the interest bearing special account.

Generation-Skipping Transfers

We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip.  If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

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Ownership Provisions

Unless otherwise provided, the Owner has all rights under the Contract.  If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract.  If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract.  The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner.  Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

Prior to the Annuitization Date, the Owner may name a new Owner.  Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see “Federal Income Tax Considerations,” below).  Any change of Owner will automatically revoke any prior Owner designation.  Any request for change of Owner must be in good order—(1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below.  The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time the request for change was received (in good order) and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date.  Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant.  Any such change is subject to underwriting and approval by us.

CHARGES AND DEDUCTIONS

All of the charges described in this section apply to Variable Account allocations.  Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable.  The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts.  We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder.  More particularly, the administrative services include:

•                  processing applications for and issuing the Contracts;

•                  processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

•                  maintaining records;

•                  administering annuity payouts;

•                  furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•                  reconciling and depositing cash receipts;

•                  providing Contract confirmations;

•                  providing toll-free inquiry services; and

•                  furnishing telephone transaction privileges.

The risks we assume include:

•                  the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

•                  the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;

•                  the risk that more Owners than expected will qualify for and exercise waivers of the CDSC; and

•                  the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

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The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge.  For example, the CDSC collected may not fully cover all of the distribution expenses we incur.  We may also realize a profit on one or more of these charges.  We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account

We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value.  The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge

We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts.  However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered.  For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments.  No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments.   For tax purposes, a surrender is usually treated as a withdrawal of earnings first.  This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage	Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage

0	7%	4	3%
1	6%	5	2%
2	5%	6	1%
3	4%	7	0%

In any Contract Year after the first Contract Year, you may make Withdrawals, without a CDSC, of an aggregate amount equal to 15% of the Contract Value (except for in New Jersey and the State of Washington where the free amount is 10%). This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender.  The CDSC-free feature is also non-cumulative.  This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.  In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

In the first Contract Year, a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment.  Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see “Available Automated Fund Management Features-Systematic Withdrawals,” below), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see “Federal Income Tax Considerations,” below).  In New Jersey and the State of Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

In addition, no CDSC will be deducted:

•                  upon the Annuitization of Contracts,

•                  upon payment of a death benefit pursuant to the death of the Owner, or

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•                  from any values which have been held under a Contract for at least 84 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

(a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

(b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request.  This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee

For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30.  This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000.  No Annual Contract Fee will be assessed after the Annuitization Date.  This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge

Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under “Transfers” (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date.  See “The Guaranteed Accounts,” below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount being transferred.  All transfers requested on the same Valuation Day are treated as one transfer transaction.  Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Fund Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made.  These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes

If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount.  Certain states impose a premium tax, currently ranging up to 3.5%.  We will pay premium taxes at the time imposed under applicable law.  Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment.  We currently intend to make this deduction from Premium Payments only in South Dakota.  In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes  at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

Charge for Optional Enhanced Death Benefit Rider

Annual charges are made if you elect the optional Enhanced Death Benefit Rider.  See “Optional Enhanced Death Benefit Rider,” below.  The annual charge for the Enhanced Death Benefit Rider is 0.20% of Contract Value as of the date the charge is deducted.  The annual charge will be deducted at issue (or at the time of election, if elected after issue), and then on each Contract Anniversary

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thereafter, up to and including the Contract Anniversary on which you are age 80 on an age on nearest birthday basis.  After such Contract Anniversary, we will discontinue the charge.  We will make the charge pro rata from the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Other Charges

The Variable Account purchases shares of the Funds at net asset value.  The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds.  Information on the fees and expenses for the Funds is set forth in “Underlying Fund Annual Expenses” above.

More detailed information is contained in the Funds’ prospectuses, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus.

We sell the Contracts through registered representatives of broker-dealers.  These registered representatives are also appointed and licensed as our insurance agents.  We pay commissions to the broker-dealers for selling the Contracts.  You do not pay directly these commissions.  We do.  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts.  (See “Distribution of Contracts” below).

A market value adjustment may apply to certain surrenders, withdrawals, transfers, and annuitization from a Guaranteed Account.  See “The Guaranteed Accounts — Market Value Adjustment.”

CONTRACT RIGHTS AND PRIVILEGES

Free Look

You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law.  Some states may require a longer free look period.  Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

In the case of IRAs and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

In order to revoke the Contract, it must be mailed or delivered to our Home Office.  Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective.  In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation.  Any additional amounts refunded to you will be paid by us.

Loan Privilege - Tax Sheltered Annuities

Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract.  Loans will be subject to the terms of the Contract and the Code.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date.  We may limit the number of loans available on a single contract.  You will be able to borrow a minimum of $1,500 (we may permit lower amounts).  The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see “The Guaranteed Accounts,” below).  In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

(a)                                 50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or

(b)                                 $50,000.

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The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made.  The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

All loans will be made from the Collateral Fixed Account.  When a loan is taken, an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account.  We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value.  No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account.  On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years.  Loans used to purchase your principal residence must be repaid within 20 years.  During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement.  The maximum interest rate will be the greater of:

•                  the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

•                  4%.

The loan interest rate is subject to change on each Contract Anniversary.  If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount.  We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more.  We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year.   The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due.  Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal.  The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date.  The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date.  The amount of principal will be the repayment amount minus the interest.  The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only.  Only repayments received within the billing window may satisfy the amount due.  If a payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default.  This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty.  If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made.  On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest.  If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest.  If annuity payments start while the loan is outstanding, the

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Contract Value will be reduced by the amount of the outstanding loan plus accrued interest.  Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan.  Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts.  We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of  1974 (“ERISA”), a loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied.  You should seek competent legal advice before requesting a loan.  We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments.  Any payments received from your employer will be considered premium payments.  We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans.  We also reserve the right to assess a loan processing fee.  IRAs, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

Surrender and Withdrawal

At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract.  “Proper written application” means that you must request the surrender in writing.  We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay to you the Cash Surrender Value.  The Cash Surrender Value will reflect any applicable CDSC (see “Contingent Deferred Sales Charge,” above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see “Premium Taxes”, above).  The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value.  The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor.  At least $3,500 in Cash Surrender Value must remain after any Withdrawal.  However, for Contracts issued prior to November 1, 2003 only (or a later date if your state approved this change after November 1, 2003), at least $3,500 in Contract Value must remain after any Withdrawal.  Withdrawals made for the purpose of taking a required minimum distribution in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and the State of Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See “Contingent Deferred Sales Charge”, above.  However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each premium payment for each completed month since each Premium Payment.   For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue.   One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see “Available Automated Fund Management Features-Systematic Withdrawals” below).  Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code.  In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first.  This method will tend to minimize the amount of the CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal.  If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata

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from the Subaccounts and from the unloaned portion of the Fixed Account.  The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.  If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis.  To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see “The Guaranteed Accounts - Market Value Adjustment”, below).

Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal.  Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

A Surrender or a Withdrawal may have tax consequences.  See “Federal Income Tax Considerations,” below.

Payments

We will pay any funds surrendered or withdrawn from the Variable Account within seven days of receipt of such request in good order at our Home Office.  Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction.  To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.   However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

•                  when the New York Stock Exchange (“Exchange”) is closed;

•                  when trading on the Exchange is restricted;

•                  when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or

•                  during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In addition, if, pursuant to SEC rules, the Fidelity Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Fidelity Money Market Subaccount until the Portfolio is liquidated.

In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable as a result of a surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about you and your account to government regulators.  In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract

Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

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(a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or

2. in the case of hardship (as defined for purposes of Code Section 401-(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

(b) Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.

(c)  For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with new tax regulations.

(d) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

(e) We do not allow a Distribution other than as described above, except in the exercise of a contractual ten-day free look provision (when available).  Any Distribution taken by the Owner other than as described above, including a Distribution as a result of the ten-day free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity.  National Life is not responsible for any taxes, penalties or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life’s understanding of the withdrawal restrictions which are currently applicable under Section 403(b)-(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts.  If your Contract is a Tax-Sheltered Annuity, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, withdrawals, loans or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance.  We will not process Premium Payments, surrenders, withdrawals, loans or transfers until all information required under the tax law has been received.  By directing Premium Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Fund rebalancing, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic withdrawals by providing instructions to us at our Home Office over the telephone.  You can make the election either on the application for the Contract or by providing a proper written authorization to us.  We reserve the right to suspend telephone transaction privileges at any time and for any reason.  You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.  We may be liable for any such losses if those reasonable procedures are not followed.  The procedures followed for telephone transfers will include one or more of the following:

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•                  requiring some form of personal identification prior to acting on instructions received by telephone,

•                  providing written confirmation of the transaction, and

•                  making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transfers may not always be available.  Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your transfer request in writing.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us at our Home Office at a designated fax number.  Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available.  Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail to us at our Home Office on your behalf, if you have provided the agent the appropriate authority.  Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available.  Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of the request.  If your agent experiences problems, you should make your request by mail.

Available Automated Fund Management Features

We currently offer the following free automated fund management features.  However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.  Only one of Dollar Cost Averaging and Fund Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

Dollar Cost Averaging.  This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis.  You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us (in good order).

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds.  This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero.  You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made.  The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high.  The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets.  For the dollar cost averaging technique to be effective,

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amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Fund Rebalancing.  This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing.  You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us (in good order).

In Contracts utilizing Fund Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages.  This procedure starts with the Monthly Contract Date three, six or 12 months after the Date of Issue and continues on each Monthly Contract Date three, six or 12 months thereafter.  Contracts electing Fund Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or 12 months thereafter.  You may discontinue Fund Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Fund Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance.  Fund Rebalancing does not guarantee a profit or protect against a loss.

Systematic Withdrawals.  At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis.  You may provide specific instructions as to how the Systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal.  Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal.  If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal.  Each systematic Withdrawal is subject to federal income taxes.  In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59½.  If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order.  A Systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less (or, in the case of Contracts issued prior to November 1, 2003, if a systematic Withdrawal would cause the Contract Value to be $3,500 or less).  If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3,500 will not be processed.  You may discontinue Systematic Withdrawals at any time by notifying us in writing.

A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in “Contingent Deferred Sales Charge”, above.  If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see “Contingent Deferred Sales Charge,” above).  Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC.  In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited Systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue).  These Systematic Withdrawals are limited to monthly Systematic Withdrawal programs only.  The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state).  These Systematic Withdrawals will not be subject to a CDSC.  The other rules for Systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  Systematic withdrawals may not be elected if there is a policy loan.

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Contract Rights Under Certain Plans

Contracts may be purchased in connection with a plan sponsored by an employer.  In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan.  Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan.  In such cases, participants should contact their employers for information regarding the specifics of the plan.

THE FIXED ACCOUNT

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations.  Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act.  Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion.  Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account.  Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments.  We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law.  For Contracts issued before November 1, 2003, the minimum guaranteed effective annual interest rate is 3.0%.  We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so.  We have no specific formula for determining current interest rates.  Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates.  We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month.  The rate declared on such amounts remains in effect for 12 months.  In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds.  At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date).  We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion.  You assume the risk that interest credited may not exceed the guaranteed minimum rate.  Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis.  Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account

We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.”  The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate than otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account.  You should

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keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to new and existing Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time.  Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account.  We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period.  When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallifegroup.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time.  In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers.  Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer.  Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts.  The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account.   We will declare this percentage at the time of the offer, in our discretion.  Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed.  The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request.  If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends.  If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office.  This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

This program is not available simultaneously with Dollar Cost Averaging or Fund Rebalancing, but is available with Systematic Withdrawals.  Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account.  If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out.  We may hold these Premium Payments for up to 20 days before refunding them.  Any amounts refunded will be credited with interest at 5.0% per annum. The Enhanced Fixed Account will not be available in the State of Washington.

THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts.  These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in a Guaranteed Account for the specified period of time.  Guaranteed Accounts are currently available for three-, five-, seven- and ten-year periods.

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Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts

You may invest in a Guaranteed Account by allocating Net Premium Payments to a Guaranteed Account of the desired three-, five-, seven- and ten-year period, either on the application or by a later change in Net Premium Payment allocation.  You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired three-, five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies.  Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under “Transfers” above for transfers from the Fixed Account to the Variable Account.

All deposits into a Guaranteed Account are subject to a $500 minimum.  If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period.  We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds.  If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as a “market value adjustment” will be applied to such Contract Value before the surrender, Withdrawal or transfer.  This market value adjustment is described in detail below.

Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account.  However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer.  Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

Termination of a Guaranteed Account

The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to a Guaranteed Account.  For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2013, the termination date for this Guaranteed Account is May 2, 2020, or the next following Valuation Day if May 2, 2020 is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account.  Such notification will normally be mailed approximately 45 days prior to the termination date for a Guaranteed Account.  During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in a Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time.  No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30-day window.  In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in a Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer.  You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option.

Market Value Adjustment

Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account.  However, a market value adjustment will be applied to a surrender of your

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Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed Account prior to the 30-day window before its termination date.

We will apply the market value adjustment before we deduct any applicable CDSC or taxes.  A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account.  The market value adjustment may be positive or negative.  Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value.  If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value.  However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract’s minimum guaranteed interest rate.  For Contracts issued on or after November 1, 2003, this minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract.  For Contracts issued prior to November 1, 2003, however, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3.0% per annum.

We compute the amount of a market value adjustment as the lesser of (1) and (2) below.  The market value adjustment will be positive if (1) below is positive.  It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

((1+i)/ (1+j+c)) n/12 – 1

where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.

n = the number of whole months until the termination date of the Guaranteed Account

j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year.  If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate.  If the maturity is less than one year, we will use the index rate for a one-year maturity.

c = a constant, .0025 in most jurisdictions.

or

(2) the amount initially deposited into the Guaranteed Account times:

((1+k) d/365 – (1 + g) d/365) – the sum of all [TransferT ((1+k) e/365 – (1 + g) e/365)]

where

k = the interest rate guaranteed for the guaranteed period.

d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.

TransferT = a transfer from the Guaranteed Account on day T.

e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).

g= your Contract’s guaranteed minimum interest rate.

If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

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A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

• any MVA Withdrawal during the 30-day window;

• Death Benefit proceeds;

• your Contract on its Maturity Date; or

• any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1: [A1]

Original Deposit:  $10,000

Original Deposit Date:  May 1, 2009

The $10,000 is placed in the seven-year Guaranteed Account.  The guaranteed interest rate is 4.25%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account.    The i rate as of May 1, 2009 for seven year periods was 2.48%.  The j rate available for three year periods on May 1, 2013 is 0.34%.  The contract’s minimum guaranteed interest rate is 1.50%.  There are 36 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2011 is $10,868.06.  (10,000 × 1.04252).

The first part of the market value adjustment formula gives:

$10,868.06 ×(((1+0.0248)/ (1+0.0034+0.0025))36/12 – 1) = $624.19.

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0425)1461/365 – (1 + 0.0150)1461/365) = $1,198.76

The amount of the market value adjustment is the lesser of the absolute value of the first part, $624.19, and of the second part, $1,198.76.  Because the result of the first part is positive, the market value adjustment is an increase in Contract Value.

The amount of the transfer will be $10,868.06 + $624.19 = $11,492.25.

Example #2

Original Deposit:  $10,000

Original Deposit Date:  August 1, 2012

The $10,000 is placed in the seven-year Guaranteed Account.  The guaranteed interest rate is 3.00%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of August 1, 2012 for seven year periods was 0.97%.  The j rate available for six year periods on May 1, 2013 is 0.92%.  The contract’s minimum guaranteed interest rate is 1.50%.  There are 75 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2013 is $10,223.55.  (10,000 × 1.0300 273/365).

The first part of the market value adjustment formula gives:

$10,223.55 × (((1+0.0097)/ (1+0.0092+0.0025))75/12 – 1) = -$125.66

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0300)273/365 – (1 + 0.0150)273/365) = $111.56

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The amount of the market value adjustment is the lesser of the absolute value of the first part, $125.66, and of the second part, $111.56.  Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

The amount of the transfer will be $10,223.55 - $111.56 = $10,111.98.

Note that the amount $10,111.98 is $10,000 accumulated for 273 days at 1.50%.  In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.50%, the guaranteed interest rate of the contract.  Had the market value adjustment been positive in this example, it still would have been restricted to $111.56.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan.  A market value adjustment will apply to such transfer.  We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment.  While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon.  In Texas, only Contracts issued after April 8, 2002 are eligible to invest in the Guaranteed Accounts.

Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven year or ten year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment.  We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment.  The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period.  Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

OPTIONAL ENHANCED DEATH BENEFIT RIDER

You may choose to include the Enhanced Death Benefit Rider in your Contract.  The Rider is subject to the restrictions and limitations set forth in it.  Election of this optional benefit involves an additional cost.  This Rider is not available in Texas.  If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the Annuitant if the Owner is not a natural person) die prior to the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to annuitization.  The Enhanced Death Benefit will equal the highest of:

(a)               the basic Death Benefit as described above; and

(b)               the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

We calculate this as of the date we receive due proof of death (in good order).  Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see “Premium Taxes, above).

If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after annuitization, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

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The Enhanced Death Benefit Rider is available at issue if the Owner (or the Annuitant if the Owner is not a natural person or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Date of Issue of the Contract.  It is available after issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Contract Anniversary on which the Rider is being added,  and only on a Contract Anniversary and only if at the time of the Rider is requested the Contract Value is greater than the total of all Net Premium Payments less all Withdrawals, and any outstanding loan on the Contract and accrued interest on such loan.

The annual charge for this Rider is 0.20% of Contract Value.  After the Contract Anniversary on which you (or the Annuitant, if the Owner is not a natural person) are age 80 on an age on nearest birthday basis (or in the case of Joint Owners, after the Contract Anniversary in which the oldest Joint owner is age 80 on an age on nearest birthday basis), we discontinue the charge. See “Charge for Optional Enhanced Death Benefit Rider”, above.  While the Enhanced Death Benefit Rider may provide protection in the event of a market downturn, the additional cost associated with the rider can limit the Contract’s participation in rising equity markets.  Please consult your financial professional.

It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you.  Although we do not believe that a rider charge under the Contract should be treated as taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit.  See “Death of Owner,” above.

OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  The terminal illness or chronic illness must have begun while the Contract was in force.  Benefits accelerated under these Riders are discounted for interest and mortality.  Once benefits have been accelerated, the Contract terminates.  There is no cost for these Riders.  They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a natural person, in which case the covered person is the Annuitant.  If there are Joint Owners, then each is considered a covered person.  If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

These Riders may not be available in all states and their terms may vary by state.  These Riders will not be available in New York, Oregon, Texas, Virginia or Washington.  Connecticut, Kansas, Louisiana, Minnesota, New Jersey, Pennsylvania, South Carolina and Utah only allow the terminal illness portion of the Riders.

Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract.  See “Federal Income Tax Considerations”, below.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax advisor.  No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts

Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year.  There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

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The following discussion generally applies to Contracts owned by natural persons.

Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution.  A tax advisor should be consulted on this issue.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income.  In general, however, there is no penalty on distributions:

•                  made on or after the taxpayer reaches age 59½;

•                  made on or after the death of an Owner;

•                  attributable to the taxpayer’s becoming disabled; or

•                  made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  Additional exceptions apply to distributions from a Qualified Contract.  You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments.  Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a tax provision enacted in 2010, if part but not all of an annuity contract’s value is applied to provide payments for one or more lives or for a period of at least ten years (a “partial annuitization”), those payments may be taxed as annuity payments.  This tax treatment is not available under the Contract because the Policy does not permit you to partially annuitize, that is, the contract requires you to apply all of your contract value when selecting a payout option.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant.  Generally, such amounts are includible in the income of the recipient as follows:  (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an annuitant or Payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding.  Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts.  All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Further Information. Further details regarding the qualification of the Contract for Federal income tax purposes can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

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Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Code , permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code.  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value.

The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan.  Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement.  These premium payments may be subject to FICA (social security) tax.  Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value.  The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity.  Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations.  The Contract can be used with such plans.  Under such plans a participant may specify the form of investment for his or her deferred compensation account.  For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer.   In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax

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withholding as wages.  The value of the Enhanced Death Benefit may need to be considered in calculating minimum required distributions.

Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of the individual. In many cases, the “investment in the contract” under a Qualified Contract may be zero.

Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner’s tax status.  The Owner will be provided the opportunity to elect not have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution, from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary.  Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.  The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax.  Beginning in 2013, distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income.  The 3.8% tax will be applied to the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.  Consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

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Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.  We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex.  The Court applied its decision to benefits derived from contributions made on or after August 1, 1983.  Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date.  In addition, some states prohibit using sex-distinct mortality tables.

The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables.  As a result, the Contract generally provides different benefits to men and women of the same age.  Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

VOTING RIGHTS

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds.  These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account.  If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner.  The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account. This means that a small number of Owners may control how we vote.

Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time.  In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract.  The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts.  In general, no substitution of securities in the Variable Account may take place without prior approval of the SEC and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

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DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts.  ESI is a wholly owned indirect subsidiary of National Life Holding Company.  Pursuant to this agreement, ESI serves as principal underwriter for the Contracts.  ESI sells the Contracts through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their registered representatives.  ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Contracts are registered with the FINRA and with the states in which they do business.  More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts.   You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from another broker-dealer that has a selling agreement with ESI.  The maximum payment to a broker-dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the commissions may be higher.  These promotional periods will be determined by National Life and the maximum commission paid during these periods will not exceed 7.0%.  We will pay the broker-dealer commission either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both.  A portion of the payments made to selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation arrangements.  Those arrangements may also include other types of cash and non-cash compensation and other benefits.  You may ask your registered  representative for further information about what your registered representative and the selling dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Contracts sold through ESI registered representatives.  National Life general agents may also receive fees from ESI relating to sales of the Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Contracts, and measures of business quality.

From time to time we may offer specific sales incentives to selling broker-dealers.  The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives.  These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels.  These incentive programs may also include sales of National Life’s or their affiliates’ other products.  To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Contract owners or to the Variable Account.  We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

The DWS (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Mutual Global Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Personal Strategy Balanced Fund), and Wells Fargo Funds offered in the Contracts, and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds.  In each case these payments amount to 0.25% of Variable Account assets invested in the particular fund.  Fidelity’s Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Portfolio of up to 0.10% of Variable Account assets invested in the Portfolios.

See “Distribution of the Contracts” in the Statement of Additional Information for more information about compensation paid for the sale of the Contracts.

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FINANCIAL STATEMENTS

The financial statements of National Life, the Variable Account, and of NLV Financial Corporation (“NLV Financial”), the parent company of National Life, are included in the Statement of Additional Information.   The financial statements of National Life should be considered only as bearing on National Life’s general financial strength, claims paying ability and ability to meet its obligations under the Contracts.  In addition to Fixed Account and Guaranteed Account allocations, general account assets are used to pay benefits that exceed your Contract Value under the Contract.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products, and may enter into other types of derivatives transactions.  All of National Life’s General Account assets are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.  They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

STATEMENTS AND REPORTS

National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations.  Owners should therefore give National Life prompt notice of any address change.  National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals.  Quarterly statements are also mailed detailing the Contract activity during the calendar quarter.  Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements.  The Owner should review the information in these statements carefully.  All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract.  National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the Funds, even if more than one Owner lives there.  If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

OWNER INQUIRIES

Owner inquiries may be directed to National Life by writing to us at One National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved  from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought.  National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of National Life to meet its obligations under the Contracts, or on the ability of ESI to perform its obligations under the distribution agreement for the Contracts, described above.

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GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends.  Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age.  The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments.  Several options are available under the Contract.

Annuity Unit - An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date.  The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable CDSC, minus any applicable premium tax charge.

Chosen Human Being — An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account — The portion of the Fixed Account which holds value that secures a loan on the Contract.

Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts  made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account — A Guaranteed Account is part of National Life’s general account.  We guarantee a specified interest rate for the entire time an investment remains in a Guaranteed Account.

Home Office — National Life’s Home Office located at One National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (telephone).

Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

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Investment Company Act — The Investment Company Act of 1940, as amended from time to time.

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants.  If joint owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Maturity Date - The date on which annuity payments are scheduled to commence.  The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

Premium Payment - A deposit of new value into the Contract.  The term “Premium Payment” does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from  premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds.  Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted.  Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day.  A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time..

Valuation Period - The time between two successive Valuation Days.

Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated.  The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a separate account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

61

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL CONTRACT PROVISIONS	3
The Contract	3
Misstatement of Age or Sex	3
Dividends	3
Assignment	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	3
TAX STATUS OF THE CONTRACTS	4
DISTRIBUTION OF THE CONTRACTS	4
SAFEKEEPING OF ACCOUNT ASSETS	5
STATE REGULATION	5
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	6
FINANCIAL STATEMENTS	F-000

The Statement of Additional Information contains more detailed information about the Contracts than is contained in this prospectus.  The Statement of Additional Information is incorporated by reference into this prospectus and is legally a part of this prospectus.

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE ANNUITY ACCOUNT II

SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, Vermont  05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Sentinel Advantage Variable Annuity Contract (“Contract”) offered by National Life Insurance Company.  You may obtain a copy of the prospectus dated May 1, 2014, as supplemented from time to time, by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by accessing the SEC’s website at http://www.sec.gov.  Definitions of terms used in the current prospectus for the Contract are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Contract.

Dated May 1, 2014

1

ADDITIONAL CONTRACT PROVISIONS	3
The Contract	3
Misstatement of Age or Sex	3
Dividends	3
Assignment	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	3
TAX STATUS OF THE CONTRACTS	4
DISTRIBUTION OF THE CONTRACTS	4
SAFEKEEPING OF ACCOUNT ASSETS	5
STATE REGULATION	5
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	6
FINANCIAL STATEMENTS

2

ADDITIONAL CONTRACT PROVISIONS

The Contract

The entire contract is made up of the Contract and the application.  The statements made in the application are deemed representations and not warranties.  National Life Insurance Company (“National Life” “we” “our” or “us”) cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

Misstatement of Age or Sex

If the age or sex of the Chosen Human Being has been misstated, the amount which will be paid is that which is appropriate to the correct age and sex.

Dividends

The Contract is participating; however, no dividends are expected to be paid on the Contract.  If dividends are ever declared, they will be paid in cash.

Assignment

Where permitted, the Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date.  Such assignment will take effect upon receipt (in good order) and recording by National Life at its Home Office of a written notice executed by the Owner.  National Life assumes no responsibility for the validity or tax consequences of any assignment.  National Life shall not be liable as to any payment or other settlement made by National Life before recording of the assignment.  Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until National Life has received sufficient direction from the Owner and assignee as to the proper allocation of Contract rights under the assignment.

Any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged.  In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. Assignment of the entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.  Qualified Contracts are not eligible for assignment.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services.  Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services.  The amount of this compensation with respect to the Contract during 2013, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:

Portfolios of the	% of Assets		Revenues Received By National Life During 2013*
The Alger Portfolios	0.10%		$11,993.94
The AllianceBernstein Variable Product Series Fund, Inc.	0.10	%(1)	1,947.22
American Century Variable Portfolios, Inc.	0.25	%(2)	$42,521.84
Dreyfus Variable Investment Fund and Dreyfus Socially Responsible Growth Fund, Inc.	0.20%		$5,740.18
DWS Investments VIT Funds	0.10	%(3)	$9,645.45
Fidelity® Variable Insurance Products	0.15	%(4)	$48,343.49
Franklin Templeton Variable Insurance Products Trust	0.35	%(5)	$16,114.46
Invesco Variable Insurance Funds	0.25%		$8,148.10
JPMorgan Insurance Trust	0.20%		$4,845.16
Neuberger Berman Advisers Management Trust	0.15	%(6)	$14,569.43
Oppenheimer Variable Account Funds	0.25%		$2,448.97
T. Rowe Price Equity Series, Inc.	0.25	%(7)	$41,123.16
Van Eck VIP Trust	0.20%		$9,825.76
Wells Fargo Variable Trust	0.25%		$0.0

3

*Note: Revenues received by National Life during 2013 may include revenues received in 2013 for services rendered in 2012.

(1) 0.05% with respect to the Small Mid Cap Value Portfolio.

(2) 0.10% with respect to the VP Inflation Protection Fund.

(3) 0.10% with respect to the DWS Variable Series II funds.

(4) 0.05% with respect to the Index 500 Portfolio.

(5) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(6) The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

(7) The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan.  In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements.  The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes.  It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control.  In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account.   We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of the underlying assets of the separate account asset.

Required Distributions.  In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract.  Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death.  These requirements will be considered satisfied as to any portion of a owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death.  The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death.  However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACTS

Equity Services, Inc. (“ESI”) is responsible for distributing the Contracts pursuant to a distribution agreement with us.  ESI serves as principal underwriter for the Contracts.  ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

4

We offer the Contracts to the public on a continuous basis through ESI.  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

ESI offers the Contracts through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Contracts.  In addition, to promote sales of the Contracts and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Contracts, including; (1) contributing to educational programs; (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans; and/or (6) health and welfare benefit programs.

Commissions paid on the Contract, as well as other incentives or payments, are not charged directly to the Contract Owners or the Variable Account.  However, commissions and other sales expenses are reflected in the fees and charges a contract owner pays directly or indirectly.

ESI received underwriting commissions in connection with the Contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to ESI*	Aggregate Amount of Commissions Retained by ESI After Payments to its Registered Persons and Other Broker-Dealers
2011	$764,751	$53,672
2012	$693,835	$53,938
2013	$662,360	$0

* Includes sales compensation paid to registered persons of ESI.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

SAFEKEEPING OF ACCOUNT ASSETS

National Life holds the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from the Company’s General Account assets and from the assets in any other separate account.

All of National Life’s outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial.  Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets. As of December 30, 2013 National Life’s total adjusted capital of $1,607.8 million exceeded the authorized control level set forth in the keep well agreement.  The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceed under state or federal law.  In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement.  If National Life receives a “Perfection Notice” from the Vermont Commissioner of Banking, Insurance, Securities and Health Care Administration, National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

STATE REGULATION

National Life is subject to regulation and supervision by the State of Vermont’s Department of Financial Regulation, Insurance Division, which periodically examines its affairs.  It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business.  A

5

copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

National Life will maintain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the last address known to the Company.

LEGAL MATTERS

All matters relating to Vermont law pertaining to the Contracts, including the validity of the Contracts and National Life’s authority to issue the Contracts, have been passed upon by Lisa Muller, Senior Counsel of National Life.  Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

EXPERTS

The statutory statements of admitted assets, liabilities, and capital and surplus of National Life as of December 31, 2013 and 2012, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2013; the statements of net assets and the related statements of operations and of changes of each of the subaccounts constituting the National Variable Life Annuity Account II at December 31, 2013 and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended; and the consolidated balance sheets and the related consolidated statements of operations, changes in stockholder’s equity and cash flows of NLV Financial Corporation and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, which are included in this Statement of Additional Information and in the registration statement, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, of 125 High Street Boston, Massachusetts 02110, and are included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

6

FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account appear on the following pages.  The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Contracts.  In addition to Fixed Account and General Account allocations, general account assets are used to guarantee the payment of certain benefits under the Contract.  To the extent that National Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products, and may enter into other types of derivatives transactions.  All of National Life’s General Account investments are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statement as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreements.

National Life Insurance

Company

Financial Statements and Supplemental

Schedules — Statutory-Basis

As of and for the Years Ended

December 31, 2013 and 2012

National Life Insurance Company

Financial Statements and Supplemental Schedules

Statutory-Basis

As of and for the Years ended December 31, 2013 and 2012

Contents

Independent Auditor’s Report	1

Statutory-Basis Financial Statements

Balance Sheets — Statutory-Basis	3
Statements of Operations — Statutory-Basis	5
Statements of Changes in Capital and Surplus — Statutory-Basis	6
Statements of Cash Flow — Statutory-Basis	7
Notes to Statutory-Basis Financial Statements	8

Independent Auditor’s Report

To the Board of Directors and Stockholder of

National Life Insurance Company:

We have audited the accompanying statutory financial statements of National Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2013 and 2012, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the three years ended December 31, 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note A to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note A and accounting principles generally accepted in the United States of America are material.

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont described in Note A.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Selected Statutory-Basis Financial Data, Investment Risks Interrogatories and Summary Investment Schedule of the Company as of December 31, 2013 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Selected Statutory-Basis Financial Data, Investment Risks Interrogatories and Summary Investment Schedule are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Selected Statutory-Basis Financial Data, Investment Risks Interrogatories and Summary Investment Schedule of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Selected Statutory-Basis Financial Data, Investment Risks Interrogatories and Summary Investment Schedule do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2013 and for the year then ended. The Selected Statutory-Basis Financial Data, Investment Risks Interrogatories and Summary Investment Schedule have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the Selected Statutory-Basis Financial Data, Investment Risks Interrogatories and Summary Investment Schedule are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

April 8, 2014

2

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31,
	2013	2012
	(In Thousands)
Admitted Assets
Cash and invested assets:
Bonds	$5,374,251	$5,365,245
Common stocks	719,825	624,752
Mortgage loans	589,898	619,481
Real estate	53,926	50,394
Policy loans	559,523	563,872
Cash and short-term investments	62,728	34,665
Derivatives	36,804	13,005
Other invested assets	326,497	328,342
Total cash and invested assets	7,723,452	7,599,756

Deferred and uncollected premiums	60,949	60,333
Accrued investment income	75,596	78,236
Federal income taxes recoverable	51,308	—
Net deferred tax asset	116,162	127,842
Receivables from affiliates	—	17,847
Notes receivable	33,623	33,623
Other admitted assets	250,491	245,417
Separate account assets	779,726	692,771

Total admitted assets	$9,091,307	$8,855,825

The accompanying notes are an integral part of these financial statements.

3

National Life Insurance Company

Balance Sheets — Statutory Basis (continued)

	December 31,
	2013	2012
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,607,619	$5,599,497
Accident and health reserves, net of reinsurance	523,875	526,637
Liability for deposit-type contracts	287,621	298,377
Unpaid policy and contract claims	41,092	33,675
Policyholders’ dividends	85,172	99,467
Other policy and contract liabilities	2,742	2,967
Total policy and contract liabilities	6,548,121	6,560,620

Employee and agent benefits	81,023	81,309
Minimum pension benefit obligation	22,689	27,117
Interest maintenance reserve	62,514	66,317
Asset valuation reserve	81,645	70,628
Payable to affiliates	16,570	—
Derivatives	13,119	2,669
Other liabilities	78,301	71,606
Separate account liabilities	774,181	688,503
Total liabilities	7,678,163	7,568,769

Capital and surplus:
Surplus notes	200,000	200,000
Common stock, $1 par value:
Authorized - 2.5 million shares
Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	126,976	126,976
Special surplus funds	6,214	4,914
Unassigned surplus	1,077,454	952,666
Total capital and surplus	1,413,144	1,287,056

Total liabilities and capital and surplus	$9,091,307	$8,855,825

The accompanying notes are an integral part of these financial statements.

4

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2013	2012	2011
	(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health contracts	$418,345	$421,129	$445,133
Considerations for supplementary contracts with life contingencies	1,506	928	1,132
Net investment income	408,243	408,940	377,376
Amortization of interest maintenance reserve	4,758	4,870	4,991
Other income	20,941	33,916	6,823
Total premiums and other revenue	853,793	869,783	835,455
Benefits paid or provided:
Death benefits	188,619	173,229	173,898
Annuity benefits	41,993	40,792	36,729
Surrender benefits and other fund withdrawals	287,498	283,556	288,315
Other benefits	39,006	46,313	41,992
Increase in policy reserves	5,360	61,537	34,557
Total benefits paid or provided	562,476	605,427	575,491
Insurance expenses:
Commissions	39,788	34,678	31,822
General and administrative expenses	135,320	123,152	135,716
Insurance taxes, licenses, and fees	12,546	11,695	13,580
Net transfers from separate accounts	(32,386)	(43,420)	(40,546)
Total insurance expenses	155,268	126,105	140,572
Gain from operations before dividends to policyholders, income taxes, and net realized capital gains	136,049	138,251	119,392
Dividends to policyholders	79,172	93,848	109,702
Gain from operations before income taxes and net realized capital gains	56,877	44,403	9,690
Federal income tax	36,704	32,282	24,045
Gain from operations before net realized capital gains	93,581	76,685	33,735
Net realized capital losses	(5,057)	(12,127)	(7,791)
Net income	$88,524	$64,558	$25,944

The accompanying notes are an integral part of these financial statements.

5

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

				Surplus Notes	Total
	Common	Paid-in	Unassigned	and Special	Capital and
	Stock	Surplus	Surplus	Surplus	Surplus
	(In Thousands)
Balances at January 1, 2011	$2,500	$107,123	$771,465	$255,089	$1,136,177
Net income	—	—	25,944	—	25,944
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	11,234	—	11,234
Change in asset valuation reserve	—	—	(11,662)	—	(11,662)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	774	—	774
Change in non-admitted assets	—	—	(7,190)	—	(7,190)
Change in deferred tax asset	—	—	2,703	1,630	4,333
Dividends to stockholders	—	—	—	—	—
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(16,891)	—	(16,891)
Other adjustments to surplus, net	—	—	(68)	8	(60)
Balances at December 31, 2011	2,500	107,123	776,309	256,727	1,142,659
Net income	—	—	64,558	—	64,558
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	62,943	—	62,943
Change in asset valuation reserve	—	—	(10,138)	—	(10,138)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	21,162	—	21,162
Change in non-admitted assets	—	—	32,724	—	32,724
Change in deferred tax asset	—	—	35,272	(52,446)	(17,174)
Dividends to stockholders	—	—	(30,000)	—	(30,000)
Change in paid-in-surplus	—	19,853	—	—	19,853
Other adjustments to surplus, net	—	—	(164)	633	469
Balances at December 31, 2012	2,500	126,976	952,666	204,914	1,287,056
Net income	—	—	88,524	—	88,524
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	64,896	—	64,896
Change in asset valuation reserve	—	—	(11,017)	—	(11,017)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	2,879	—	2,879
Change in non-admitted assets	—	—	(14,023)		(14,023)
Change in deferred tax asset	—	—	18,746	—	18,746
Dividends to stockholders	—	—	(25,000)	—	(25,000)
Other adjustments to surplus, net	—	—	(217)	1,300	1,083
Balances at December 31, 2013	$2,500	$126,976	$1,077,454	$206,214	$1,413,144

The accompanying notes are an integral part of these financial statements.

6

National Life Insurance Company

Statements of Cash Flow — Statutory Basis

	Year ended December 31
	2013	2012	2011
	(In Thousands)
Operating activities:
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$420,990	$423,841	$443,135
Net investment income received	415,913	417,928	389,458
Benefits paid	(550,963)	(568,566)	(531,725)
Net transfers to Separate Accounts	37,764	45,935	45,434
Insurance expenses paid	(188,389)	(163,863)	(169,032)
Dividends paid to policyholders	(93,467)	(109,512)	(126,509)
Federal income taxes recovered	(16,684)	54,045	2,571
Other income received, net of other expenses paid	21,329	25,444	594
Net cash provided by operating activities	46,493	125,252	53,926

Investing activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	676,058	609,177	812,133
Stocks	10,608	11,103	7,318
Mortgage loans	116,923	58,584	66,481
Real estate	158	4,431	—
Other invested assets	52,811	57,702	51,861
Miscellaneous proceeds	3,433	166	5,088
Total proceeds from sales, maturities, or repayments of investments	859,991	741,163	942,881
Cost of investments acquired:
Bonds	(679,174)	(683,510)	(902,700)
Stocks	(7,133)	(9,890)	(10,487)
Mortgage loans	(91,775)	(39,265)	(23,900)
Real estate	(5,997)	(8,798)	(2,526)
Other invested assets	(67,232)	(61,184)	(97,526)
Miscellaneous applications	(14,875)	(1,107)	(498)
Total cost of investments acquired	(866,186)	(803,754)	(1,037,637)
Net change in contract loans	4,349	(446)	104
Net cash used in investing activities	(1,846)	(63,037)	(94,652)

Financing and miscellaneous activities:
Other cash (applied) provided:
Deposits on deposit-type contract funds and other liabilities without life contingencies	(10,755)	(12,956)	88,613
Dividends to stockholders	(25,000)	(30,000)	—
Other cash applied	19,171	(51,748)	(45,169)
Net cash (applied) provided in financing and miscellaneous activities	(16,584)	(94,704)	43,444

Net increase in cash and short-term investments	28,063	(32,489)	2,718
Cash and short-term investments:
Beginning of year	34,665	67,154	64,436
End of year	$62,728	$34,665	$67,154

The accompanying notes are an integral part of these financial statements.

7

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2013

A.  Significant Accounting Policies

Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products.  Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds.  The Company’s insurance and annuity products are primarily marketed through a general agency system. Life Insurance Company of the Southwest (“LSW”) is the Company’s only wholly-owned subsidiary, with assets of $12.35 billion and surplus of $0.7 billion, as of December 31, 2013.  LSW’s principal product line is annuities, which it sells primarily through independent agents.

On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company.  This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block.  The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure.  The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities.  The Closed Block was established to protect the policy dividend expectations related to these policies.  The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce.  Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits.  Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corporation (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”).  NLHC and its subsidiaries (including the Company) are collectively known as National Life Group.  The Company is licensed in all 50 states and the District of Columbia.  In 2013, approximately 23% of total collected premiums and deposits are from residents of the states of New York and California.

8

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual — version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department.  NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance.  Although the Company had no such practices in effect as of December 31, 2013, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and U.S. GAAP.  Under statutory accounting practices:

Investments:  Investments in bonds are reported at amortized cost or fair value based on their NAIC rating.  For U.S. GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost. The remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under U.S. GAAP and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under U.S. GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the

9

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan.  Under U.S. GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under U.S. GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.  That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under U.S. GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus.  The AVR is not recognized under U.S. GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under U.S. GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and annuity products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued are recorded as a component of capital and surplus, whereas under U.S. GAAP, surplus notes are recorded as debt. Under NAIC SAP surplus note

10

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

interest is not recorded as a liability or an expense until approval for payment of such interest has been granted by the Commissioner, whereas under U.S. GAAP the interest is accrued throughout the year.

Investment in Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under U.S. GAAP but are included as an Investment in Subsidiary at the statutory carrying value.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.  The concept of nonadmitted assets is not recognized under U.S. GAAP.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income.  Under U.S. GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under U.S. GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under U.S.  GAAP. Commissions paid by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under U.S. GAAP.

11

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Deferred Income Taxes: Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.  Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities.  Unrealized gains and losses are presented net of related changes in deferred taxes.  The net change in other deferred taxes is recorded in adjustments to unassigned surplus.  Deferred taxes do not include amounts for state taxes.

Under U.S. GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years and a valuation allowance is established for deferred tax assets not realizable.  Also, state income taxes are included in the computation of deferred taxes.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under U.S. GAAP.

Statements of Cash Flow:  Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under U.S. GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

12

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with U.S. GAAP is as follows:

	Net Income			Capital and Surplus
	Year ended December 31			December 31
	2013	2012	2011	2013	2012
	(In Thousands)
Statutory-basis	$88,524	$64,558	$25,944	$1,413,144	$1,287,056
Add (deduct) adjustments:
Investments	120,191	88,742	104,443	796,143	1,310,587
Policy acquisition costs	(13,032)	(26,652)	(24,251)	268,747	281,779
Nonadmitted assets	—	—	—	111,915	97,892
Policyholder reserves	(13,788)	26,418	24,957	(59,745)	(46,673)
Policyholder dividends	(7,151)	(6,791)	(923)	52,468	60,335
Asset valuation reserve	—	—	—	81,645	70,628
Interest maintenance reserve	(3,803)	(3,059)	2,861	62,514	66,317
Income taxes	(10,416)	(12,112)	(10,939)	(68,637)	(124,874)
Other comprehensive income, net		—	—	(255,089)	(512,363)
Other, net	(273)	2,494	5,889	(65,022)	(21,978)
Interest, Surplus Notes		—	—	(6,125)	(6,125)
GAAP-basis	$160,252	$133,598	$127,981	$2,331,958	$2,462,581

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments.  Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest

13

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Investments (continued)

rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains/ (losses) are reported in unassigned surplus.

Cash includes cash equivalents.  Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF.  During 2011, the Company recognized an adjustment in the carrying value of its wholly-owned subsidiary of $40.1 million.  This adjustment was the result of making a change to the interest rate methodology being employed in the CARVM calculation of fixed rate and equity indexed annuities.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any.  A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  At that time, the mortgage loan is written down and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any.  Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any.  Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

14

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Investments (continued)

The Company’s futures and options contracts qualify for hedge accounting and are included in derivatives and are carried at fair value with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86 Accounting for Derivative Instruments and Hedging Activities.

The Company has ownership interests of less than 10% in several joint ventures.  The Company generally carries these interests based on the underlying U.S. GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in the carrying amounts of investments are credited or charged directly to unassigned surplus.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities, using certain quantitative characteristics that could be potentially impaired. These identified securities are subjected to an enhanced analysis.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

15

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral.  Where possible, this data is benchmarked against third-party sources.

Fair Value Definition and Hierarchy

The Statutory Accounting Principles Working Group (“SAPWG”) adopted SSAP No. 100 Fair Value Measurements which conforms to Accounting Standards Codification (“ASC”) 820 with few modifications.  ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

ASC 820 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. ASC 820 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. ASC 820 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2013 balance sheet as follows:

•                  Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date.  The types of assets and liabilities utilizing Level 1 inputs include short-term investments and common stocks listed in active markets and futures listed in derivative markets. Separate accounts classified within this level principally include mutual funds and common stocks.

16

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Fair Value Definition and Hierarchy (continued)

•                  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs represent options.  Certain separate account assets classified as Level 2 are primarily mortgage backed securities (MBS).

•                  Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability.  Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

Valuation Techniques

Bonds — Bonds are stated at amortized cost with the exception of those bonds that are rated an NAIC 6 or that have been impaired.  Those bonds are carried at lower of cost or fair value and are included in Levels 2 and 3 of the fair value hierarchy.

Common stock — Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Actively traded common stocks with readily available market prices are categorized into Level 1 of the fair value hierarchy.

Short-term investments — Short-term investments consist of money market funds with observable market pricing and are categorized into Level 1.

Derivative assets and liabilities — Derivative assets and liabilities include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs, observed from actively quoted markets and is widely accepted by the financial services industry.  A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets — Separate account assets are categorized into Level 1 where the balances represent mutual funds with observable market pricing and into Level 2 where the balances represent government bonds carried at fair value.

17

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.            Significant Accounting Policies (continued)

Valuation Techniques (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination as well as the expanded fair value disclosures required by ASC 820.

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2013
Assets
Bonds	—	11,463	—	11,463
Common stock	29,665	—	—	29,665
Total debt and equity securities	29,665	11,463	—	41,128
Other Invested Assets	—	—	219,469	219,469
Short-term investments	67,600	—	—	67,600
Derivative assets	283	36,521	—	36,804
Total cash and investments	67,883	36,521	219,469	323,873
Separate account assets	714,611	55,028	10,087	779,726
Total assets	812,159	103,012	229,556	1,144,727

Liabilities
Derivative liabilities	—	13,119	—	13,119
Total liabilities	—	13,119	—	13,119

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2012
Assets
Bonds	—	14,364	—	14,364
Common stock	29,519	—	—	29,519
Total debt and equity securities	29,519	14,364	—	43,883
Other Invested Assets	—	—	207,876	207,876
Short-term investments	29,450	—	—	29,450
Derivative assets	164	12,841	—	13,005
Total cash and investments	29,614	12,841	207,876	250,331
Separate account assets	628,170	64,601	—	692,771
Total assets	687,303	91,806	207,876	986,985

Liabilities
Derivative liabilities	—	2,669	—	2,669
Total liabilities	—	2,669	—	2,669

18

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for the years ended December 31, 2013 and 2012 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

At December 31, 2013

				Net
				Investment
				Gains/Loss in
				earnings
	Beginning	Transfers Into	Transfer Out of	(Realized and						Ending
Assets	Balance	Level 3	Level 3	Unrealized)	Unrealized	Purchases	Issuances	Sales	Settlement	Balance
	(In Thousands)

Other Invested Assets	207,876	—	—	(3,034)	355	42,472	—	(28,200)	—	219,469
Separate Account Assets	—	—	—	—	—	10,087	—	—	—	10,087
Total invested assets	207,876	—	—	(3,034)	355	52,559	—	(28,200)	—	229,556

At December 31, 2012

				Net
				Investment
				Gains/Loss in
				earnings
	Beginning	Transfers Into	Transfer Out of	(Realized and						Ending
Assets	Balance	Level 3	Level 3	Unrealized)	Unrealized	Purchases	Issuances	Sales	Settlement	Balance
	(In Thousands)

Other Invested Assets	194,757	—	—	(2,821)	10,294	41,326	—	(35,680)	—	207,876
Total invested assets	194,757	—	—	(2,821)	10,294	41,326	—	(35,680)	—	207,876

During 2013 and 2012, there were no significant transfers between fair value levels 1 and 2.

19

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The below tables show the aggregate fair value for all financial instruments and their corresponding level within the fair value hierarchy:

At December 31, 2013

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
		(In Thousands)
Bonds	5,749,599	5,374,251	7,456	5,742,142	—	—
Common Stock	29,665	719,825	29,665	—	—	690,160
Mortgage Loans	—	589,898	—	—	—	589,898	*
Real Estate	50,406	53,926	—	50,406	—	—
Short Term Investments	67,600	67,600	67,600	—	—	—
Derivative Asset	36,804	36,804	283	36,521	—	—
Other Invested Assets	331,277	326,497	—	31,021	221,132	79,124
Separate Account Assets	779,726	779,726	714,611	55,028	10,087	—

Derivative Liability	13,119	13,119	—	13,119	—	—

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation

Common Stock	690,160			A
Mortgage Loans	589,898			A
Other Invested Assets	79,124			A

A - It was not practicable to determine the fair value of these financial instruments as a quoted market price is not available.

*Estimated fair value of mortgage loans are included in Note O.

20

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

At December 31, 2012

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
		(In Thousands)
Bonds	6,084,685	5,365,245	7,843	6,065,202	11,640	—
Common Stock	29,520	624,752	29,520	—	—	595,232
Mortgage Loans	—	619,481	—	—	—	619,481	*
Real Estate	46,563	50,393	—	46,529	34	—
Short Term Investments	34,250	34,250	34,250	—	—	—
Derivative Asset	13,005	13,005	164	12,841	—	—
Other Invested Assets	242,636	328,341	—	32,993	209,643	90,579
Separate Account Assets	692,771	692,771	628,170	64,601	—	—

Derivative Liability	2,669	2,669	—	2,669	—	—

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation

Common Stock	595,232			A
Mortgage Loans	619,481			A
Other Invested Assets	90,579			A

A - It was not practicable to determine the fair value of these financial instruments as a quoted market price is not available.

*Estimated fair value of mortgage loans are included in Note O.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks.  The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold.  IMR amortization is included in net investment income.  The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet.  The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

21

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Property and Equipment

Property and equipment is reported at depreciated cost.  Assets are depreciated over their useful life using the straight line method of depreciation.  Real property owned by the Company is primarily depreciated over 40 years with a half year convention and renovations and semi-permanent fixtures depreciated over 20 years.  Furniture and equipment is depreciated over seven years and five years, respectively. Electronic Data Processing (“EDP”) equipment and software is depreciated for a period not exceeding three years.

The tables below reflect the balance of major classes of depreciable assets, accumulated depreciation, and depreciation expenses:

At December 31, 2013

	Depreciable	Accumulated	Depreciation
	Asset	Depreciation	Expenses
	(In Thousands)

EDP equipment	$21,390	$16,991	$1,972
Furniture	20,424	16,751	913
Software	103,527	58,636	10,440
Property Occupied by the Company	107,099	53,173	2,396
	$252,440	$145,551	$15,721

At December 31, 2012

	Depreciable	Accumulated	Depreciation
	Asset	Depreciation	Expenses
	(In Thousands)

EDP equipment	$17,353	$15,020	$2,099
Furniture	21,644	18,702	875
Software	70,762	48,197	7,555
Property Occupied by the Company	101,205	50,846	2,044
	$210,964	$132,765	$12,573

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals.  In 2011, the Company expanded its investments in the program by approximately $50.5 million.  The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $224.8 million and $218.5 million at December 31, 2013 and 2012, respectively, and is included in Other Admitted Assets.  COLI income includes the net change in cash surrender value and any benefits received.  COLI income was $8.4 million, $9.0

22

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Corporate owned Life Insurance (continued)

million, and $6.8 million in 2013, 2012, and 2011, respectively, and is included in Other Income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary.  Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected.  Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.  Commissions and other policy and contract costs are expensed as incurred.

First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP.  Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners’ Standard Ordinary (“CSO”) mortality tables.  Methods used to calculate life reserves consist primarily of net level premium, Commissioners’ Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death.  Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age.  Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve.  Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year.  For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating.  No substandard extra reserves are held after 20 years or at age 65 if later.

23

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Benefit Reserves (continued)

Reserves for individual annuities are determined principally using the Commissioners’ Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models.  Active life disability income reserves are determined primarily using the Commissioners’ Disability 1964 table with the 1958 CSO mortality table and Commissioners’ Individual Disability Table A morbidity tables with the 1980 CSO mortality tables.  Valuation interest rates for active life reserves range from 3.0% to 6.0%.  Disability income reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation.  Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2013 and 2012, the Company had $2.4 billion and $2.5 billion, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation law adopted by the Department.  At December 31, 2013 and 2012, reserves on the above inforce insurance totaled $26.2 million and $68.4 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

24

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis; while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis.  Term life insurance policies, while on a participating basis, currently receive no dividend.  Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year.  The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results.  The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life and pension policyholders, and the Company’s pension plans.  Separate account liabilities represent the policyholders’ share of separate account assets.  The Company also participates in certain separate accounts.  Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed.  Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company had approximately $0.9 million and $0.7 million of reserves for minimum death benefit guarantees on variable annuities and variable universal life at December 31, 2013 and 2012, respectively.  These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a “dollar for dollar” basis, which increases the risk profile of this benefit.  Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval.  Policyholder partial withdrawals to date have not been significant.  The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2013 and through the statutory-basis financial statement issuance date of April 8, 2014.  The Company has not evaluated subsequent events after the issuance date for presentation in these statutory-basis financial statements.

25

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Adoption of New Accounting Standards

SSAP No. 92 — Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 — Accounting for Pensions

In 2012, the NAIC adopted SSAP No. 92 - Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 - Accounting for Pensions. SSAP No. 102 adopts with modification the accounting and disclosure guidance in FAS 158 — Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans and supersedes SSAP No. 89 and 14 for pensions and post retirement benefits, respectively. Clarification has been included in SSAP No. 102 to ensure both vested and nonvested employees are included within the recognition of net periodic pension cost and in the pension benefit obligation. Although this is consistent with U.S. GAAP, this is a change from previous statutory accounting.  Due to the potential to significantly impact surplus, transition guidance has been incorporated to mitigate the impact over a possible 10-year period.

As nonvested employees were excluded from statutory accounting under SSAP No. 89, guidance has been included to indicate that the unrecognized prior service cost attributed to nonvested individuals is not required to be included in net periodic pension cost entirely in the year the reporting entity adopts SSAP No. 102. Reporting entities may elect to recognize the entire transition surplus impact as of January 1, 2013; or alternatively may elect to recognize the surplus impact over a period not to exceed 10 years. The Company had previously recorded a minimum funding obligation liability of $27.1 million. As of January 1, 2013, the Company recognized an additional net liability of $0.96 million, before taxes, from unrecognized transition obligations, prior service credits and unrecognized gains and losses.  The additional liability was recognized immediately as an adjustment to unassigned funds (surplus).

SSAP No. 61 — Life, Deposit-Type and Accident and Health Reinsurance

In 2012, the NAIC adopted revisions to SSAP No. 61R — Life, Deposit-Type and Accident and Health Reinsurance, requiring additional disclosures regarding certified reinsurers. The guidance defines a certified reinsurer as an assuming insurer that does not meet the requirements to be considered authorized in the domestic state of the ceding insurer, but has been certified by such state and is required to provide collateral as security for its reinsurance obligations incurred under contracts entered into or renewed on or after the effective date of certification.

26

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Adoption of New Accounting Standards (continued)

Currently there is no impact on the Company as Vermont, the State of Domicile, has not adopted the Credit for Reinsurance Model Law for year end 2013.

SSAP No. 37 — Mortgage Loans

In 2013, the NAIC adopted revisions to modify disclosures within SSAP No. 37 Mortgage Loans.  The guidance adopts certain disclosure requirements of ASU 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses for mortgage loans only. The new disclosures include an age analysis of mortgage loans and provide further detail on investments in impaired loans, aggregated by type.  These additional disclosures are included in the Mortgage Loans and Real Estate section of Note B—Investments.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements.  Actual results could differ from those estimates.

Reclassifications

Certain 2012 amounts have been reclassified to conform to the 2013 presentation.

27

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments

The carrying value and the fair value of investments in bonds is summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Thousands)
At December 31, 2013
Bonds:
U.S. government obligations	$18,950	$865	$43	$19,772
Government agencies, authorities and subdivisions	23,872	3,357	—	27,229
Corporate:
Communications	311,714	33,349	1,337	343,726
Consumer & retail	684,522	54,829	5,721	733,630
Financial institutions	620,182	70,901	2,616	688,467
Industrial and chemicals	482,815	38,252	7,052	514,015
REITS	146,527	5,931	3,395	149,063
Transportation	64,515	9,484	388	73,611
Utilities	713,831	67,687	6,904	774,614
Total corporate	3,024,106	280,433	27,413	3,277,126

Private placements	428,983	30,650	3,375	456,258
Mortgage-backed securities	1,878,340	117,767	26,893	1,969,214
Total bonds	$5,374,251	$433,072	$57,724	$5,749,599

28

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Thousands)
At December 31, 2012
Bonds:
U.S. government obligations	$18,858	$2,282	$—	$21,140
Government agencies, authorities and subdivisions	24,336	5,541	—	29,877
Corporate:
Communications	328,932	56,445	—	385,377
Consumer & retail	674,806	100,045	815	774,036
Financial institutions	632,445	98,742	1,514	729,673
Industrial and chemicals	440,238	66,867	696	506,409
REITS	115,022	9,959	69	124,912
Transportation	71,747	14,584	48	86,283
Utilities	733,870	115,252	1,375	847,747
Total corporate	2,997,060	461,894	4,517	3,454,437

Private placements	426,419	41,205	1,137	466,487
Mortgage-backed securities	1,898,572	214,890	718	2,112,744
Total bonds	$5,365,245	$725,812	$6,372	6,084,685

B.  Investments (continued)

A summary of the carrying value and fair value of investments in bonds at December 31, 2013, by contractual maturity, is as follows:

	Carrying	Fair
	Value	Value
	(In Thousands)
Years to maturity:
One or less	$203,191	$208,182
After one through five	1,044,782	1,157,472
After five through ten	1,465,172	1,525,319
After ten	782,766	889,410
Mortgage-backed securities	1,878,340	1,969,216
Total	$5,374,251	$5,749,599

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

29

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2013:
Unaffiliated common stocks	$27,457	$2,441	$233	$29,665
Total common stocks	$27,457	$2,441	$233	$29,665

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2012:
Unaffiliated common stocks	$28,629	$1,415	$525	$29,519
Total common stocks	$28,629	$1,415	$525	$29,519

30

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2013 and 2012:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(In Thousands)
At December 31, 2013
Bonds:
U.S. government obligations	$1,319	$43	$—	$—	$1,319	$43
Corporate:
Communications	30,520	1,337	—	—	30,520	1,337
Consumer & retail	157,855	4,878	7,801	843	165,656	5,721
Financial institutions	67,383	2,616	—	—	67,383	2,616
Industrial and chemicals	138,452	6,452	4,381	600	142,833	7,052
REITS	58,668	3,395	—	—	58,668	3,395
Transportation	1,859	141	2,236	247	4,095	388
Utilities	130,117	6,020	9,428	884	139,545	6,904
Total Corporate	584,854	24,839	23,846	2,574	608,700	27,413

Private placements	50,819	1,681	31,515	1,694	82,334	3,375
Mortgage-backed securities	412,902	23,570	37,952	3,323	450,854	26,893
Total bonds	1,049,894	50,133	93,313	7,591	1,143,207	57,724

Common stocks	—	—	16,497	233	16,497	233
	$1,049,894	$50,133	$109,810	$7,824	$1,159,704	$57,957

31

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(In Thousands)
At December 31, 2012
Bonds:
Corporate:
Consumer & retail	$15,821	$514	$1,715	$301	$17,536	$815
Financial institutions	26,732	688	16,159	826	42,891	1,514
Industrial and chemicals	29,244	324	3,658	372	32,902	696
REITS	10,044	61	1,991	8	12,035	69
Transportation	2,442	48	—	—	2,442	48
Utilities	38,823	964	4,571	411	43,394	1,375
Total Corporate	123,106	2,599	28,094	1,918	151,200	4,517

Private placements	21,578	1,137	—	—	21,578	1,137
Mortgage-backed securities	29,427	453	20,303	265	49,730	718
Total bonds	174,111	4,189	48,397	2,183	222,508	6,372

Common stocks	17,067	525	1,240	—	18,307	525
	$191,178	$4,714	$49,637	$2,183	$240,815	$6,897

Of the $50.1 million total unrealized losses on debt securities in the less than 12 months category recognized in 2013, $24.8 million total unrealized losses are in the corporate bond portfolio and are concentrated in the utility, industrial & chemicals and consumer & retail sectors.  In 2013, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index tightened by approximately 28 basis points from 139 basis points at the beginning of the year to 111 basis points at the end of the year.  Over the same time period, the Barclays US Corporate High Yield Index tightened by approximately 141 basis points from a beginning level of 569 basis points to a year end level of 428.  Despite the overall favorable credit environment in 2013, the group holds and monitors some individual credits that experienced a decline in market value during this timeframe.

Of the $7.6 million unrealized losses on debt securities in the more than 12 months category recognized in 2013, $2.6 million was in the corporate bond portfolio and $3.3 million in mortgage-backed securities.  Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2013 are temporary.

32

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The Company had $6.7 million of loan-backed securities with an other-than-temporary impairment at December 31, 2013. The table below includes all loan-backed securities, for which the present value of the cash flows expected to be collected is less than the amortized cost basis:

CUSIP	Book/Adj Carrying Value Amortized Cost before current period OTTI	Projected Cash Flows	Recognized other-than- temporary impairment	Amortized cost after other-than- temporary impairment	Fair Value at the time of OTTI
17311QBQ2	6,652,848	—	(2,163,048)	4,489,800	4,072,460
Total			(2,163,048)

The Company recorded $2.2 million and $8.3 million of other-than-temporary impairments on bonds in 2013 and 2012, respectively.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2013	2012
Geographic Region
New England	4.2%	4.1%
Middle Atlantic	4.2%	4.2%
East North Central	18.2%	15.6%
West North Central	9.0%	9.4%
South Atlantic	23.3%	25.8%
East South Central	2.7%	2.7%
West South Central	5.4%	6.4%
Mountain	8.7%	8.1%
Pacific	24.3%	23.7%
	100.0%	100.0%

	2013	2012
Property Type
Apartment	12.1%	11.7%
Retail	16.9%	14.1%
Office Building	34.7%	39.5%
Industrial	26.3%	28.8%
Mixed Use	7.9%	3.9%
Other Commercial	2.1%	2.0%
	100.0%	100.0%

33

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis.  Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs.  The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios.  The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios:

Debt Service Coverage Ratios as of December 31, 2013

LTV Range	Greater than 2.0x	1.5x to 2.0x	1.25x to 1.5x	1.0x to 1.25x	Less than 1.0x	Total Carrying Value
($ in thousands)

< 50%	$54,093	$71,664	$11,365	$2,660	—	$139,782
50% — 60%	24,995	65,153	17,147	12,558	2,485	122,338
60% — 70%	—	104,523	30,905	8,355	—	143,783
70% — 80%	17,353	6,375	24,231	23,197	11,181	82,337
80% — 90%	—	4,686	13,132	31,860	8,780	58,458
> 90%	2,022	8,797	—	2,318	30,063	43,200
Total	$98,463	$261,198	$96,780	$80,948	$52,509	$589,898

Debt Service Coverage Ratios as of December 31, 2012

LTV Range	Greater than 2.0x	1.5x to 2.0x	1.25x to 1.5x	1.0x to 1.25x	Less than 1.0x	Total Carrying Value
($ in thousands)

< 50%	$28,125	$85,759	$12,767	$2,436	—	$129,087
50% — 60%	31,055	48,020	53,286	4,161	$4,947	141,469
60% — 70%	—	117,124	12,748	29,804	4,553	164,229
70% — 80%	—	14,680	36,920	2,781	—	54,381
80% — 90%	—	—	8,959	32,680	6,137	47,776
> 90%	—	6,657	7,474	22,922	45,486	82,539
Total	$59,180	$272,240	$132,154	$94,784	$61,124	$619,481

34

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The distribution of mortgage loan book values, classified by scheduled year of contractual maturity as of December 31, 2013 and 2012, is shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2013	2012

1 year or less	12.5%	13.5%
Over 1 through 3 years	19.7%	19.5%
Over 3 through 5 years	21.1%	27.4%
Over 5 through 10 years	33.1%	25.5%
Over 10 through 15 years	11.0%	11.5%
Over 15 through 20 years	2.6%	2.6%
	100.0%	100.0%

The fair value of mortgage loans at December 31, 2013 and 2012 was $621.9 million and $669.9 million, respectively.  The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2013, the Company originated mortgage loans of $91.8 million. The minimum and maximum lending rates for mortgage loans originated during 2013 were 3.25% and 4.10%, respectively.  During 2013 and 2012, the Company did not reduce the interest rate on any outstanding mortgage loans.  The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans was 75%.

35

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

An age analysis of mortgage loans aggregated by type is as follows:

Age Analysis of Mortgage Loans:

	Commercial
	All Other	Total
	(In Thousands)
a. December 31, 2013
1. Recorded Investment (All)
(a) Current	$587,231	$587,231
(b) 30-59 Days Past Due	—	—
(c) 60-89 Days Past Due	—	—
(d) 90-179 Days Past Due	8,135	8,135
(e) 180+ Days Past Due	—	—
2. Accruing Interest 90-179 Days Past Due
(a) Recorded Investment	8,135	8,135
(b) Interest Accrued	43	43
b. December 31, 2012
1. Recorded Investment (All)
(a) Current	$621,902	$621,902
(b) 30-59 Days Past Due	—	—
(c) 60-89 Days Past Due	—	—
(d) 90-179 Days Past Due	—	—
(e) 180+ Days Past Due	—	—

Taxes, assessments and any amounts advanced and not included in the mortgage loans total are $28, 839 and $9,981 as of December 31, 2013 and 2012, respectively.

Investment in impaired loans with or without allowance for credit losses:

	Commercial
	All Other	Total
	(In Thousands)
a. December 31, 2013
1. With Allowance for Credit Losses	—	—
2. No Allowance for Credit Losses	$16,548	$16,548
b. December 31, 2012
1. With Allowance for Credit Losses	—	—
2. No Allowance for Credit Losses	$8,201	$8,201

36

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

Interest income on non-performing loans is generally recognized on a cash basis.

Additional disclosures regarding impaired loans are as follows:

	Commercial
	All Other	Total
	(In Thousands)
a. December 31, 2013
1. Average Recorded Investment	$12,375	$12,375
2. Interest Income Recognized	737	737
3. Recorded Investments on Nonaccrual Status	—	—
4. Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	1,110	1,110
b. December 31, 2012
1. Average Recorded Investment	$4,101	$4,101
2. Interest Income Recognized	520	520
3. Recorded Investments on Nonaccrual Status	—	—
4. Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	520	520

The Company reviews loans for impairment based on, but not limited to, deteriorating market conditions, significant changes in debt coverage and loan to value ratios and borrower specific credit issues. When the company determines that, based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and records a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

37

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The Company has a high quality, well performing, commercial mortgage loan portfolio.  The Company identifies troubled debt based on concessions related to the borrowers’ financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest.  The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring.  Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring.  Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

The Company did not have any loans that meet the definition of a restructured loan as of December 31, 2013 and 2012.  The Company did not have any investments in non-performing loans (delinquent more than 90 days), as of December 31, 2013 and 2012.

Low Income Housing Tax Credit Properties

As of December 31, 2013, the Company invested in low income housing tax credit properties (“LIHTC”) of $79.1 million, which is less than 10% of the total admitted assets.  The remaining holding period varies on these investments the longest being 15 years and the Company anticipates full absorption of all LIHTC.  The LIHTC properties are not subject to any regulatory reviews. The Company did not recognize any impairments or write-downs during 2013 on the LIHTC investments.  The Company has $5.0 million remaining commitments to be funded over the next 2 years.

38

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Restricted Assets

The following table discloses the amount and nature of any assets pledged to others as collateral or otherwise restricted by the Company as of December 31, 2013:

	Gross Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Restricted Assets (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with state	6,965,233	—	—	—	6,965,233	6,873,918	91,315	6,965,233	0.08%	0.08%
Pledged as collateral not captured in other categories	111,200,000	—	—	—	111,200,000	111,200,000	—	111,200,000	1.21%	1.22%
Other restricted assets	15,668,000	—	—	—	15,668,000	280,000	15,388,000	—	0.17%	0.00%
Total Restricted Assets	133,833,233	—	—	—	133,833,233	118,353,918	15,479,315	118,165,233	1.45%	1.30%

Below provides detail for those assets pledged as collateral not captured in other categories:

	Gross Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Restricted Assets (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Pledged assets for FHLB	111,200,000				111,200,000	111,200,000	0	111,200,000	1.21%	1.22%
Total	111,200,000				111,200,000	111,200,000	0	111,200,000	1.21%	1.22%

Below provides detail for assets categorized as other restricted assets:

	Gross Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Restricted Assets (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Cash collateral pledged from counterparties for derivative exposure	15,668,000				15,668,000	280,000	15,388,000		0.17%	0.00%
Total	15,668,000				15,668,000	280,000	15,388,000	0	0.17%	0.00%

39

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2013	2012	2011
	(In Thousands)
Income
Bonds	$302,040	$315,503	$316,885
Preferred stocks	—	—	1
Common stocks, unaffiliated	1,544	1,270	576
Common stocks, affiliated	25,000	30,000	—
Mortgage loans	40,978	40,380	43,564
Real estate*	9,860	9,781	9,768
Contract loans	30,116	30,805	31,369
Short-term investments and cash	7	14	12
Other invested assets	13,265	11,458	12,751
Options/futures	20,692	5,248	(2,608)
Other	240	284	456
Total investment income	443,742	444,743	412,774
Expenses
Depreciation	2,390	2,347	1,905
Interest expense	21,000	21,000	21,000
Other	12,109	12,456	12,493
Total investment expenses	35,499	35,803	35,398
Net investment income	$408,243	$408,940	$377,376

*Includes amounts for the occupancy of company-owned property of $6,141, $6,266, and $6,190 in 2013, 2012, and 2011 respectively.

There was no nonadmitted accrued investment income at December 31, 2013, 2012 or 2011.

40

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2013	2012	2011
	(In Thousands)
Bonds and other debt securities
Gross gains	$5,833	$4,756	$14,672
Gross losses	(3,227)	(10,177)	(9,015)
Common stocks, unaffiliated
Gross gains	2,383	1,373	898
Gross losses	(79)	(153)	(225)
Other
Gross gains	561	1,261	1,354
Gross losses	(7,991)	(4,488)	(2,381)
Net realized capital (losses) gains	(2,520)	(7,428)	5,303
Amount transferred to IMR	(1,469)	(2,786)	(12,080)
	(3,989)	(10,214)	(6,777)
Less federal income taxes on realized capital (losses) gains after effect of transfer to IMR	(1,068)	(1,913)	(1,014)
Net realized capital losses	$(5,057)	$(12,127)	$(7,791)

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders.  The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $3.0 million and $2.8 million of impairments on non-public joint ventures in 2013 and 2012, respectively.  These joint ventures have underlying characteristics of common stock.  Fair values utilized in determining impairments were determined by the Company based on the joint ventures’ operating results.

41

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio.  These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred.  Any repurchase liability is included in other liabilities.  There were no open transactions at December 31, 2013 or 2012.

C.  Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2013	2012
	(In Thousands)
Net deferred tax asset	$32,736	$38,804
Furniture and equipment	3,947	2,942
Software applications	68,764	49,147
Prepaid expenses	3,159	4,200
Other	3,309	2,799
Total nonadmitted assets	$111,915	$97,892

D.  Reinsurance

The Company currently retains up to $2.0 million of risk on any individual person.  Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions).  Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.  Total premiums from direct business were $496.3 million and $502.9 million in 2013 and 2012, respectively.  Of those direct premiums, individual life premiums ceded were $55.5 million, $57.6 million, and $53.8 million for the years ended December 31, 2013, 2012, and 2011, respectively, and are included as a reduction of premium and annuity considerations.  Total individual life insurance ceded was $18.4 billion and $19.0 billion of the $39.7 billion and $39.9 billion in force at December 31, 2013 and 2012, respectively.  The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

42

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

D.  Reinsurance (continued)

At December 31, 2013 and 2012, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity.  There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2013 and 2012.  The Company’s largest reserve credit as of December 31, 2013 and 2012 was with Swiss Re for $135.4 million and $130.2 million, respectively.

No reinsurance agreements were in force at December 31, 2013 and 2012 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected.  No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”).  All amounts reinsured by UNUM are on a modified coinsurance basis.  The Company ceded 50% of the experience risk on open claims as of 1/1/1991 to UNUM.  Interest is paid to UNUM on these reserves at a rate of 9.44%.  The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM post 1/1/1991.  Interest is paid to UNUM on these reserves at a rate of 6.98%.  Total disability income premiums ceded in 2013, 2012, and 2011 were $23.4 million, $25.1 million and $26.2 million, respectively.

In 2013, 2012, and 2011, there were no assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

43

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	2013			2012
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$214,114	$10,083	$224,197	$213,739	$16,225	$229,964
Valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	214,114	10,083	224,197	213,739	16,225	229,964
Nonadmitted deferred tax asset	(32,735)	—	(32,735)	(38,804)	—	(38,804)
Net deferred tax asset/ (liability)	$181,379	$10,083	$191,462	$174,935	$16,225	$191,160

Gross deferred tax liabilities	(62,710)	(12,590)	(75,300)	(51,856)	(11,462)	(63,318)
Net admitted deferred tax asset/ (liability)	$118,669	$(2,507)	$116,162	$123,079	$4,763	$127,842

		Change
	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$375	$(6,142)	$(5,767)
Valuation allowance	—	—	—
Adjusted gross deferred tax assets	375	(6,142)	(5,767)
Nonadmitted deferred tax asset	6,069	—	6,069
Net deferred tax asset/ (liability)	$6,444	$(6,142)	$302
Gross deferred tax liabilities	(10,854)	(1,128)	(11,982)
Net admitted deferred tax asset/ (liability)	$(4,410)	$(7,270)	$(11,680)

44

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes (continued)

The admission calculation components at December 31 are as follows:

	2013			2012
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshhold limitation. (The lesser of 2(b)1 and 2(b)2 below)	118,670	5,464	124,134	123,079	5,207	128,286
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	N/A	N/A	193,887	N/A	N/A	173,532
2. Adjusted gross deferred tax assets allowed per limitation threshhold.	118,670	5,464	124,134	123,079	5,207	128,286
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	62,709	4,619	67,328	51,856	11,018	62,874
Deferred tax assets admitted as the result of application of SSAP 101.	$181,379	$10,083	$191,462	$174,935	$16,225	$191,160

		Change
	Ordinary	Capital	Total
	(In Thousands)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshhold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(4,409)	257	(4,152)
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	N/A	N/A	20,355
2. Adjusted gross deferred tax assets allowed per limitation threshhold.	(4,409)	257	(4,152)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	10,853	(6,399)	4,454
Deferred tax assets admitted as the result of application of SSAP 101.	$6,444	$(6,142)	$302

At December 31, 2013 and 2012, the following ratio percentages were used to determine recovery period and threshold limitation:

	2013	2012
	(In Thousands)
Ratio percentage	15%	15%
Total adjusted capital exDTA	1,451,198	1,286,230

45

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes (continued)

At December 31, 2013 and 2012, tax planning strategies had the following impact on deferred tax assets:

	2013		2012
	Ordinary	Capital	Ordinary	Capital
	(In Thousands)		(In Thousands)
Adjusted Gross DTAs	$214,114	$10,083	$213,739	$16,225
Percentage of total gross deferred tax assets	52%	0%	54%	2%
Net admitted adjusted gross DTAs	$181,379	$10,083	$174,935	$16,225
Percentage of total net admitted deferred tax assets	100%	0%	96%	4%

	Change
	Ordinary	Capital
	(In Thousands)
Adjusted Gross DTAs	$375	$(6,142)
Percentage of total gross deferred tax assets	-2%	-2%
Net admitted adjusted gross DTAs	$6,444	$(6,142)
Percentage of total net admitted deferred tax assets	4%	-4%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities pursuant to SSAP No. 101, Income Taxes.

Federal current income taxes incurred consists of the following major components:

	2013	2012	Change
	(In Thousands)
Tax (benefit) on operations	$(24,208)	$(19,242)	$(4,966)
Tax (benefit) on realized capital gains/losses	1,582	2,888	$(1,306)
Tax credits	(12,496)	(13,040)	$544
Total current income taxes incurred	$(35,122)	$(29,394)	$(5,728)

46

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

	2013	2012	Change
	(In Thousands)
Deferred Tax Assets:
Ordinary
Reserves	$73,806	$74,083	$(277)
Deferred acquisition costs	48,551	49,106	(555)
Policyholder dividends	15,603	17,976	(2,373)
Employee benefits	44,620	39,752	4,868
Other	31,534	32,822	(1,288)
Subtotal	$214,114	$213,739	375
Nonadmitted deferred tax assets	(32,735)	(38,804)	6,069
Admitted ordinary deferred tax assets	$181,379	$174,935	6,444

Capital
Capital invested assets	10,083	16,225	(6,142)
Nonadmitted deferred tax assets	—	—	—
Admitted capital deferred tax assets	10,083	16,225	(6,142)

Admitted deferred tax assets	191,462	191,160	302

Deferred Tax Liabilities:
Ordinary
Ordinary invested assets	$10,792	$11,213	(421)
Deferred and uncollected premiums	21,333	21,118	215
Reserves	1,131	1,508	(377)
Real estate	7,772	7,052	720
Employee benefits	3,985	—	3,985
Other	17,697	10,965	6,732
Subtotal	$62,710	$51,856	10,854

Capital
Capital invested assets	12,590	11,462	1,128

Total deferred tax liabilities	$75,300	$63,318	11,982

Net admitted deferred tax asset (liability)	$116,162	$127,842	$(11,680)

E.  Federal Income Taxes (continued)

The Company’s total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income.  The significant items causing this difference are as follows:

	2013	2012
	(In Thousands)

Pretax income computed at statutory rate	$19,025	$12,941
Amortization of IMR	(1,665)	(1,704)
Prior year taxes	(3,186)	(2,560)
Dividends received deduction	(1,575)	(1,609)
Subsidiary dividend	(8,750)	(10,500)
COLI	(3,106)	(3,507)
Interco Mgmt Fee	(2,363)	—
Tax credits	(12,496)	(10,928)
Other	129	818
Total	(13,987)	(17,049)

Total current income taxes incurred	$(35,122)	$(29,394)
Adjusted (incr.) decr. in net deferred taxes	21,135	12,345
Total income tax incurred	(13,987)	17,049

The Company recognizes income tax benefits and any related reserves in accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairment of Assets”, as modified by paragraph 3.a. of SSAP No. 101.  Currently, the Company only files income tax returns in the United States.

During 2012, the IRS completed its examination of the Company’s 2008 consolidated federal income tax return.  The Company is awaiting Joint Committee approval of the examination results.  The Company is no longer subject to US federal, state, and local tax examinations by tax authorities for years prior to 2008.

47

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

E.  Federal Income Taxes (continued)

	2013	2012
	(In Thousands)
Balance, beginning of year	$—	$457
Additions based on tax positions related to the current year	—	—
Additions (subtractions) for tax positions of prior years	—	81
Settlements	—	(538)
Balance, end of year	—	—

As of December 31, 2013, there are no unrecognized tax benefits for the Company.  It is likely there will be no significant change in the amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense.  During the years ended December 31, 2013 and 2012, the Company has recognized an expense of approximately $0.1 million and benefit of $1.4 million in interest and penalties, respectively.  The Company has approximately $0.2 million and $0.1 million accrued for interest and penalties at December 31, 2013 and 2012, respectively.

As of December 31, 2013, the Company has no operating loss or tax credit carryforwards available.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
2013	$—	$—
2012	—	—
2011	—	—

48

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

The Company’s federal income tax return is consolidated with the following entities: LSW, NLHC, NLVF, National Life Real Estate Holdings LLC (“NLREH”), Sentinel Asset Management, Inc., Sentinel Administrative Services, Inc., Sentinel Financial Services, Inc., National Retirement Plan Advisors, Inc., and Equity Services, Inc.  The method of allocation for federal income tax expense between the companies is pursuant to a written agreement.  Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return.  Intercompany tax balances are settled quarterly.

F.  Information Concerning Parent, Subsidiaries and Affiliates

In 2012, the sponsor of certain employee defined benefit and postretirement benefits were transferred to the Company’s parent NLVF.  The Company has no ongoing obligation to these plans and as such the liabilities related to these plans were transferred to NLVF.  The net effect of this transfer was to increase the Company’s surplus by $90.5 million, net of taxes.

Although these statutory based liabilities were transferred to NLVF, all reporting at NLVF is based on U.S. GAAP.  For more information on this transaction, see Note G — Benefit Plans.

NLVF has a wholly owned subsidiary called NLREH, a limited liability company.  NLREH is an affiliate of the Company.  NLREH operations consist primarily of management and operation of other real estate owned.  National Life sold no assets to NLREH during 2013.  In 2012, National Life sold one mortgage plus accrued interest to NLREH with a fair value of $3.8 million.  In 2011, National Life sold two mortgages plus accrued interest to NLREH with a fair value of $4.8 million.

In 2009, the Company made an $8.6 million unsecured loan to NLVF.  Prior notification was provided to the Department.  The loan was originally due to be repaid January 31, 2012.  An amendment was made to the agreement with a revised due date of January 31, 2015.   Interest on the loan is calculated at LIBOR + 150 basis points.

In 2008, the Company made a $25 million unsecured loan to NLVF.  Prior notification was provided to the Department.  The loan was originally due to be repaid on December 31, 2009. An amendment was made to the agreement with a revised due date of December 31, 2014. Interest on the loan is calculated at LIBOR + 150 basis points.

All intercompany transactions are settled on a current basis.  Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheets.  There was $23.7 million

49

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

payable to LSW for the year ended December 31, 2013 and $13.4 million receivable from LSW for the year ended December 31, 2012.

During 2012, the Company modified the IT cost expense sharing agreement between the Company and its subsidiary, LSW.  This impacted the intercompany balance.  The modification to the IT cost expense sharing agreement was filed with both the Texas Department of Insurance and the Vermont Department of Financial Regulation.  Under cost allocation agreements with LSW, the Company received reimbursement of $69.2 million and $61.4 million for the years ended December 31, 2013 and 2012, respectively.

F.  Information Concerning Parent, Subsidiaries and Affiliates (continued)

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s assets or liabilities existed at December 31, 2013 and 2012.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements.

G.  Benefit Plans

The Company sponsors a non-contributory qualified defined benefit plan for full-time employees of the general agents.  The plan was amended effective January 1, 2004 to freeze plan benefits.  No new participants were admitted to the plan after December 31, 2003, and there was no benefit increase after December 31, 2003 for current participants.  This plan is a separately funded plan.  Plan assets are group annuity contract issued by the Company and supported by a separate account of the Company primarily invested in bonds and common stocks.  None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

In addition, the Company sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for career general agents contracted prior to July 1, 2001 that provides benefits based on years of service and sales levels.  The non-qualified defined benefit pension plans are not separately funded.

The Company sponsors a defined benefit post-retirement plan that provides medical and life insurance benefits to full-time career agents.  Spouses of participants and dependents generally qualify for the medical plans.  This plan was frozen as of January 1, 2007.  Substantially all agents who began service prior to January 1, 2007 may be eligible for retiree benefits if they are employed until retirement age and meet certain minimum service

50

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

requirements while working for the Company.  Medical coverage is contributory; with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments.  This post-retirement plan is not separately funded.

In 2012, the sponsorship of certain home office employee related defined benefit pension plans and postretirement benefits transferred from the Company to NLVF.  The Company has no ongoing obligation in connection with this transfer outside of contributing towards the annual cost for the Company’s employees who participate in the plan.  The transfer of the sponsorship and the associated liabilities resulted in an increase in the Company’s surplus of $90.5 million, net of taxes.

G.  Benefit Plans (continued)

The following tables show the plans’ combined funded status at December 31:

51

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
	(In Thousands)
Change in benefit obligation
Benefit obligation, beginning of year	$90,171	$304,396	$298,125	$2,145	$35,118	$33,081
Service cost	490	6,168	6,131	—	966	1,451
Interest cost	3,283	14,266	15,160	77	1,647	1,679
Actuarial (gain) loss	(1,603)	68,242	2,189	(232)	3,778	1,112
Benefits paid	(7,541)	(18,815)	(17,209)	(212)	(2,330)	(2,205)
Plan amendments	—	—	—	—	(10,556)	—
Transferred to parent	—	(284,086)	—	—	(26,478)	—
Benefit obligation, end of year	84,800	90,171	304,396	1,778	2,145	35,118
Change in plan assets
Fair value of plan assets at beginning of year	12,460	166,231	155,267	—	—	—
Actual return on plan assets	1,494	26,594	4,206	—	—	—
Employer contribution	7,069	35,048	23,967	—	—	—
Benefits paid	(7,541)	(18,815)	(17,209)	—	—	—
Assets associated with transferred plans	—	(196,598)	—	—	—	—
Fair value of plan assets, end of year	13,482	12,460	166,231	—	—	—
Funded status	$(71,318)	$(77,712)	$(138,165)	$(1,778)	$(2,145)	$(35,118)
Unrecognized actuarial losses	—	2,232	11,038	—	(627)	(753)
Unrecognized prior service cost (benefit)	—	—	(106)	—	(1,151)	1,823
Unrecognized transition obligation	—	—	—	—	89	597
Net activity subsequent to measurement date	1,613	1,984	1,994	—	—	—
Net amount recognized	$(69,705)	$(73,496)	$(125,239)	$(1,778)	$(3,834)	$(33,451)

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
	(In Thousands)
Amounts recognized in the balance sheets
Pension and other post-retirement benefit obligations liability	$—	$(46,381)	$(65,564)	$—	$(3,834)	$(33,451)
Minimum pension liability	—	(27,115)	(59,675)	—	—	—
Net amount recognized	$—	$(73,496)	$(125,239)	$—	$(3,834)	$(33,451)
Pension and other post-retirement benefit obligations liability	$(69,705)	$—	$—	$(1,778)	$—	$—

Amounts recognized in unassigned funds
(surplus):
Net actuarial loss	$24,476	$—	$—	$(501)	$—	$—
Net prior service costs (benefits)	—	—	—	(1,286)	—	—
	$24,476	$—	$—	$(1,787)	$—	$—

G.  Benefit Plans (continued)

The components of net periodic benefit cost are as follows:

52

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
	(In Thousands)
Components of net periodic benefit cost
Service cost	$490	$6,168	$6,131	$—	$966	$1,451
Interest cost	3,283	14,266	15,160	77	1,646	1,679
Expected (return) on plan assets	(853)	(11,692)	(10,949)	—	—	—
Amortization of unrecognized transition obligation or transition asset	—	—	—	90	509	785
Amortization of unrecognized gains and losses	2,835	8,477	7,946	(99)	(125)	(141)
Amount of prior service cost recognized	—	(67)	(67)	(126)	(126)	(126)
Total net periodic benefit cost	$5,755	$17,152	$18,221	$(58)	$2,870	$3,648

Over the next year, the estimated amount of amortization from unassigned funds into net periodic benefit cost related to net actuarial losses and prior service benefit are $2.2 million and $0.1 million, respectively.

The measurement date for all of the plans was October 1 preceding the date of the Balance Sheets.

The total accumulated benefit obligation was $81.0 million, $87.6 million and $293.5 million at December 31, 2013, 2012 and 2011, respectively.

SSAP No. 92 and SSAP No. 102 became effective January 1, 2013.  These SSAPs require that any underfunded benefit obligation be recognized as a liability.  At transition, the Company had a liability of $28.1 million and recognized an incremental liability of $0.96 million, before taxes, from unrecognized transition obligations, prior service credits and unrecognized gains and losses.  This liability was recorded as an immediate recognition through unassigned funds.  As of December 31, 2013, based on the revised measurement of the benefit obligation, the liability decreased to $22.7 million.

In 2012 and 2011, the Company had a minimum pension obligation liability of $27.1 million and $59.7 million, respectively.  In 2012, the minimum pension liability decreased by $32.6 million resulting in an increase in the Company’s surplus.  The decrease in the liability was the result of the transfer of the plan sponsorship and the associated liabilities.  In 2011, the minimum pension liability recorded as an adjustment to surplus decreased $1.2 million.

G.  Benefit Plans (continued)

In 2012, the pension asset was reversed, as was the corresponding nonadmitted pension asset, resulting in a $29.8 million increase to surplus.

53

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

In 2013, 2012, and 2011, there was no admitted intangible pension asset.

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011

The actuarial assumptions used in determining the benefit obligation at the measurement date:
a. Discount rate	4.55%	3.80%	4.85%	4.55%	3.80%	4.85%
b. Rate of compensation increase	5.0%	5.0%	3.0% - 5.0%	N/A	N/A	N/A

Weighted-average assumptions used to determine net periodic pension cost:
a. Discount rate	3.80%	4.85%	5.25%	3.80%	4.85%	5.25%
b. Rate of compensation increase	5.0%	3.0% - 5.0%	3.0% - 5.0%	N/A	N/A	N/A
c. Expected long-term rate of return on plan assets	7.0%	7.0%	7.0	N/A	N/A	N/A

The projected health care cost trend rate (“HCCTR”) was 5.0% for 2013, 5.5% for 2012 and 6.0% for 2011.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) for the remaining plan by approximately $1.9 million and increase the service and interest cost of net periodic postretirement benefit cost by approximately $0.1 million.  Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by approximately $1.7 million and the service and interest cost of net periodic post-retirement benefit cost by about $0.1 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

G.  Benefit Plans (continued)

Plan assets are invested as follows:

54

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

Plan Asset Category	October 1, 2013	October 1, 2012
Bonds	24%	29%
Common Stocks	60%	55%
Group annuity contract and other	16%	16%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines.  The Company’s investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 40%-70% equities, 30%-50% bonds and 0-10% alternative investments when measured at fair value.

The Company’s expected long-term rate of return of 7.0% is based upon the combination of current asset mix of equities and fixed income and the Company’s historical and projected experience on long-term projections by investments research organizations.

G.  Benefit Plans (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below:

55

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

		2013	2012
		(In Thousands)
Common stocks — unaffiliated	Consumer Discretionary	$731	$791
	Consumer Staples	300	437
	Energy	379	457
	Equity Funds (1)	2,750	1,403
	Financials	1,239	593
	Health Care	672	795
	Industrial	716	825
	Information Technology	1,064	1,244
	Materials	188	233
	Telecommunication Services	62	61
	Utilities	35	39
	Total common stocks	8,136	6,878
Long term bonds	US Government	2,473	2,947
	Automotive	38	31
	Chemicals	118	124
	Consumer Products	30	—
	Food and Beverage	108	122
	Home Construction	7	—
	Independent	164	61
	Integrated	—	63
	Media	14	—
	Metals and Mining	14	—
	Packaging	27	31
	P&C	27	—
	Pipelines	6	—
	Refining	115	130
	Technology	28	—
	Wireless	104	121
	Total long term bonds	3,273	3,630

Short term investments	Money Market Funds - Banking	1,015	852
	US Government	543	788
	US Treasury	283	270
	Total short term investments	1,841	1,910
Cash		64	19
General investment account		157	191
	Total Investments (2)	$13,471	$12,628

(1)         Consists of investments advised by the Company’s subsidiary SAMI.

(2)         The difference to total plan assets shown of $13,482 for 2013 and $12,460 for 2012 shown in the changes in plan assets are accruals for income and liabilities.

G.  Benefit Plans (continued)

The valuation techniques used for the plan assets are:

56

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

Government obligations - U.S. government obligations consists primarily of FNMA and GNMA mortgage-backed securities and U.S treasuries.  The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads.  These investments are categorized in Level 2.  The fair value of U.S. treasuries are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues.  U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporate bonds - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 2 of the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market and government agencies.  Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

Group annuity - This category consists of an investment in a National Life annuity contract.  The contract is carried at amortized cost, which approximates fair value.  These assets are categorized in Level 2 of the hierarchy.

G.  Benefit Plans (continued)

The valuation of plan assets for 2013 and 2012 are as follows:

57

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

2013 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
	(In Thousands)
Assets
Common stock	$8,136	$—	$—	$—	$8,136
Corporate bonds	—	800	—	—	800
Mortgage backed securities	—	2,473	—	—	2,473
Cash	64	—	—	—	64
Short term investments	1,015	826	—	—	1,841
Group annuity	—	157	—	—	157
Accrued income	4	21	—	—	25
Total Assets	$9,219	$4,277	$—	$—	$13,496
Liabilities
Total Liabilities	—	—	—	14	14
Total Plan Assets	$9,219	$4,277	$—	$(14)	$13,482

2012 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
	(In Thousands)
Assets
Common stock	$6,878	$—	$—	$—	$6,878
Corporate bonds	420	683	—	—	1,103
Mortgage backed securities	—	2,527	—	—	2,527
Cash	19	—	—	—	19
Short term investments	852	1,058	—	—	1,910
Group annuity	—	191	—	—	191
Accrued income	—	—	—	24	24
Total Assets	$8,169	$4,459	$—	$24	$12,652
Liabilities
Total Liabilities	—	—	—	192	192
Total Plan Assets	$8,169	$4,459	$—	$(168)	$12,460

During 2013 and 2012, there were no significant transfers between fair value levels 1 and 2.  In addition, there were no transfers in or out of level 3.

G.  Benefit Plans (continued)

Projected benefit payments for defined benefit obligations for each of the five years following December 31, 2013, and in aggregate for the five years thereafter is as follows:

58

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

	Pension	Other Benefit
Year	Payments	Payments	Total Payments
	(In Thousands)
2014	7,477	194	7,671
2015	7,274	202	7,476
2016	7,075	209	7,284
2017	7,053	213	7,266
2018	7,003	200	7,203
2019-2023	33,252	739	33,991

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2014 into its separately funded defined benefit pension plan is approximately $0.3 million.

The Company participates in a 401(k) plan for its employees.  Employees earning less than a specified amount will receive a 75% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines.  Employees earning more than a specified amount will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines.  Additional employee voluntary contributions may be made to the plans subject to contribution guidelines.  Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.  Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.  The Company’s contribution to the 401(k) plans for its employees for the years ended December 31, 2013, 2012, and 2011, was $1.1 million, $1.0 million and $0.9 million, respectively.

The Company also provides a 401(k) plan for its regular full-time agents.  Total annual contributions cannot exceed certain limits which vary based on total agent compensation.  The Company also has a defined contribution pension plan covering substantially all full-time agents.  Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year.

59

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Benefit Plans (continued)

For all of the Company’s defined contribution plans, accumulated funds may be invested by the employee in a group annuity contract issued by the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).

H.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

On September 23, 2009, the Company issued surplus notes with a principal balance of $200.0 million, bearing interest at 10.5% and a maturity date of September 15, 2039 in exchange for cash. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year. The Company paid $21.0 million in 2013 and had $6.1 million of unapproved interest that was not accrued at December 31, 2013.  Total interest paid on the surplus note is $83.5 million.

The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment, may be made only with prior approval of the Commissioner, which approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.  Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from retained earnings. At December 31, 2013 and 2012, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares.  No preferred stock has been issued.

Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose.  NLHC currently owns all the outstanding shares of

NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $220.0 million in debt financing in

60

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

2003, issuance of an additional $75.0 million in debt financing in 2005, and its ownership of National Life’s outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business.  There were no changes in the balances of any special surplus funds from the prior period.

In 2012, in conjunction with the transfer of the sponsorship of certain defined benefit and postretirement benefit plans, the liabilities related to these plans were transferred to NLVF.  The Company has no ongoing obligation in connection with this transfer outside of contributing towards the annual cost for the Company’s employees who participate in the plan.  This transaction was recorded as a $19.9 million adjustment to paid-in surplus for the release of the accrued liabilities.  Other adjustments were recorded in the change in minimum pension liability, change in nonadmitted assets, and taxes.  The total adjustment was $90.5 million, net of taxes.  For additional information see Note G — Benefit Plans.

In 2013, the Company received a $25.0 million ordinary dividend from LSW.  The Company then paid a $25.0 million dividend to NLVF.   In 2012, the Company received a $30.0 million ordinary dividend from LSW. The Company then paid a $30.0 million dividend to NLVF.  In 2011, there was no dividend declared or paid by the Company to NLVF.  Certain dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner.  Within the limitations of the above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to the shareholder.  No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2013, 2012, and 2011.

National Life is a member of the Federal Home Loan Bank of Boston (“FHLB”) which provides National Life with access to a secured asset-based borrowing capacity of $1.66 billion. The membership and any advances require an investment in the common stock of FHLB. The Company received an advance from FHLB in 2011 for $100 million, which is  considered a funding agreement and is included in liability for deposit-type contracts. The proceeds have been invested in a discrete pool of fixed income assets. The advance was provided to National Life in two tranches of $75 million and $25 million, which mature in 2015 and 2016, respectively. Interest accrues on these blocks at a rate of 1.88% and 2.24%

61

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

with total interest of $2.0 million in 2013 and 2012, respectively. The Company posted collateral of $272.3 million as of December 31, 2013 of which $111.2 million was the required collateral level for the outstanding advances. The Company had an investment in the common stock of FHLB of $10.7 million and $10.6 million as of December 31, 2013 and 2012, respectively.

As of December 31, 2013, the Company had securities of $7.0 million in insurance department special deposit accounts.

I.  Business Risks, Commitments and Contingencies

Business Risks

Concerns over the Federal Reserve reducing their accommodative stance and the inevitable rise in interest rates dominated capital markets in 2013.  As the Federal Reserve continues to taper its asset purchase program, the capital markets will continue to adjust risk premiums to reflect the less accommodative monetary policy.  Given this backdrop, domestic equities had their best year since 1997 with the S&P 500 up 30% and the Barclays US Aggregate bond index was down -2.02% representing the worst return since 1994.

While 2013 generally showed stabilization in the commercial mortgage market, with default rates declining and a significant improvement in the availability of financing, certain loans in the portfolio continue to exhibit higher risk characteristics.  These include loans that are subject to high vacancy, significant lease expirations or financially weak sponsors.  While these issues can lead to payment problems, particularly at maturity, conservative underwriting at inception results in limited downside risk in most situations.  The statutory carrying value of commercial mortgage loans is stated at original cost net of repayments, amortization of premiums, accretion of discounts and valuation allowances.

As of December 31, 2013 and 2012, the Company held $221.4 million and $211.5 million, respectively, of commercial mortgage-backed securities (“CMBS”).  As of December 31, 2013, the fair value of the Company’s CMBS was $250.6 million.  The Company had other-than-temporary impairments related to CMBS investments of $2.2 million and $5.2 million as of December 31, 2013 and 2012, respectively.  It is unclear how long it will take for a return to normal market conditions.  The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

62

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of their respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses.  For example, the Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2013, the Company’s over-the-counter notional exposure to derivative counterparties totaled $527.2 million with a combined market value of $8.0 million owed to the Company by these derivative counterparties.  To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds.  As of December 31, 2013, the net exposure with any individual counterparty related to the Company’s derivative positions did not exceed $5.7 million.  For more information on derivatives see Note N — Derivative Financial Instruments.

The Company also is subject to the risk that the issuers of or other obligors of securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio includes investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition.

In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

63

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns.  As of December 31, 2013, the Company had outstanding $1,081.7 million of annuities that were subject to surrender at book value without a surrender charge or with a surrender charge of less than 5% of book value.  This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

•                  The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate they are required to pay under the contracts and the rate of return they are able to earn on their general account investments supporting such contracts. When interest rates rise, such as in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts. Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates they earn on their general account investments, thereby reducing their spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability.  An increase in interest rates would also adversely affect the fair values of their bonds.

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

64

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

•                  Low or declining interest rates tend to decrease the yield the Company earns on their portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which they are contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates to be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return they earn on their portfolio of investments supporting those products.

•                  In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from their portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase.  In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield they earn on its portfolio or cause the Company to reduce the sales of some products.

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions.  These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging.  Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets they purchase with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to

65

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

payment of benefits or claims. If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the period in which reserves are increased.

The Company set prices for many of their insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors.

In addition, the Company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of their products. The Company’s earnings are significantly influenced by the claims paid under their insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match their respective pricing assumptions or their past results. As a result, the Company’s summary of operations could be materially adversely affected.

Commitments and Contingencies

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations.  Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty.  It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company anticipates additional capital investments of $129.9 million into existing limited partnerships and private placement investments due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business.  The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”).  At December 31, 2013, the Company had accrued assessment charges of $1.7 million with

66

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

expected payment over the next ten years.  The Company has also recorded a related asset of $1.0 million for premium tax credits, which are expected to be realized through 2023.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The Company paid $9.0 million and $10.9 million in 2013 and 2012, respectively, under this lease agreement. The following is a schedule of future minimum lease payments as of December 31, 2013:

Operating
Year	Leases
(In Millions)
2014	$25.4
2015	11.6
2016	9.3
2017	0.5
Total minimum lease payments	$46.8

The Company’s agreement with Perot is through January 31, 2017.

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts.  The contract became effective on February 1, 2004 and expires April 30, 2014.  The Company’s remaining obligation under the contract as of December 31, 2013:

Contract
Year	Obligation
(In Millions)
2014	$12.8
Total contract obligation	$12.8

J. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion.  Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

67

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Closed Block (continued)

At December 31, 2013 and 2012, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

K. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2013, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

		Separate
	General	Account
	Account	Nonguaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$26,801	$—	$26,801	1.6%
At book value less current surrender charge of 5% or more	133,710	6,080	139,790	8.2%
Total with adjustment or at market value	160,511	6,080	166,591	9.8%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	860,806	220,917	1,081,723	63.7%
Not subject to discretionary withdrawal	205,006	243,976	448,982	26.5%
Total annuity reserves and deposit fund liabilities - before reinsurance	1,226,323	470,973	1,697,296	100.0%
Less reinsurance ceded	—	—	—	—
Net annuity reserves and deposit fund liabilities	$1,226,323	$470,973	$1,697,296	100.0%

L. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2013, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$2,640	$1,084
Ordinary renewal	58,294	59,724
Total	$60,934	$60,808

68

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

M. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, and Company sponsored benefit plans.  All separate account assets are carried at fair value.  The Company participates in certain separate accounts.

As of December 31, 2013 and 2012 the Company’s separate account assets included legally insulated assets of $774.2 million and $692.8 million, respectively. Separate account assets not legally insulated, which represent seed money, totaled $5.5 million and $4.3 million as of December 31, 2013 and 2012, respectively. The seed money is invested pursuant to general account directives.

	2013	2012
	(In Thousands)
Separate account premiums and considerations	$27,079	$30,803

Reserves for accounts with assets at fair value	769,088	678,422

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2013	2012
	(In Thousands)
Subject to discretionary withdrawal without adjustment - At book value (which equals fair value) less surrender charge of 5% or more	$53,594	$85,062

Subject to discretionary withdrawal without adjustment - At book value (which equals fair value) less surrender charge of less than 5%	471,518	385,062

Not subject to discretionary withdrawal	243,976	208,298
Total reserves	$769,088	$678,422

A reconciliation of net transfers to/from separate accounts at December 31were as follows:

	2013	2012
	(In Thousands)
Net transfers to/from separate accounts	$(32,386)	$(43,420)
Reconciling items	—	—
Total	$(32,386)	$(43,420)

69

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

M. Separate Accounts (continued)

As of December 31, 2013, the general account had a maximum guarantee for separate account liabilities of $3.9 million.  Amounts paid by the general account related to separate account guarantees during the past five years are as follows:

As of December 31,
2013	$127,084
2012	$105,380
2011	105,523
2010	274,774
2009	748,914

To compensate the general account for the risk taken, the separate account has paid risk charges for the past five years as follows:

As of December 31,
2013	$63,295
2012	$73,322
2011	80,672
2010	90,024
2009	—

N. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, forwards and futures based on the Standard & Poor’s (“S&P 500”) over-the-counter market.  The options are used to hedge obligations to credit interest indexed life and annuity products tied to the S&P 500 and the Russell 2000 indexes. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased and are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to expiration.  Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indexes are below a certain level.  If the S&P 500 decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

70

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

N. Derivative Financial Instruments (continued)

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy.  The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements.  The Company receives cash or cash equivalents as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position.  Counterparties may make a single net payment at expiration.  Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options from only highly rated counterparties.  However, in the event a counterparty failed to perform, the loss would be equal to the fair value of the net options held from that counterparty.  The Company is required, in certain instances, to post collateral in order to purchase option and futures contracts.  The amount of collateral that may be required for future trading is determined by the exchange on which it is traded.  The amount of collateral that is required for option trading is dependent on the counterparty.  Most counterparties do not require collateral.

The face or contract amount of futures, options purchased and options written notional amounts at December 31 were as follows:

	2013	2012
	(In Thousands)
Notional amounts:
Futures	$2,136	$3,124
Options purchased	260,900	202,100
Swaption purchased	500,000	—
Options written	235,800	179,800

71

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

N. Derivative Financial Instruments (continued)

The carrying value of options and futures at December 31 were as follows:

	2013	2012
	(In Thousands)
Carrying values:
Options purchased	$33,592	$12,841
Swaption purchased	2,928	—
Options written	(13,119)	(2,668)
Futures purchased	283	163
Net carrying value	$23,684	$10,336

O. Fair Value of Financial Instruments

The carrying values and fair values of financial instruments at December 31 were as follows:

	2013		2012
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Thousands)
Cash and short-term investments	$62,728	$62,728	$34,665	$34,665
Bonds	5,374,251	5,749,599	5,365,245	6,084,685
Common stocks - unaffiliated	29,665	29,665	29,519	29,519
Mortgage loans	589,898	621,930	619,481	669,900
Policy loans	559,523	684,099	563,872	710,496
Derivative assets	36,804	36,804	13,005	13,005
Separate account assets	779,726	779,726	692,771	692,771
Reserve assets - cash	45,333	45,333	48,543	48,543
OIA - partnerships	215,510	215,510	207,876	207,876
Derivative liabilities	13,119	13,119	2,669	2,669
Investment product liabilities	734,500	718,685	776,087	746,396

For cash and short-term investments carrying value approximates fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the Securities Valuations Office (“SVO”) of the NAIC, if available.  In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value.  If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

72

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Fair Value of Financial Instruments (continued)

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF.  These subsidiaries are privately held and therefore fair values are not obtainable.

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans the unpaid balance approximates fair value.  Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Separate account mutual funds are carried at market with observable market pricing, while common stocks and bonds are carried at fair value.  Seed money is carried at fair value.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.  Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

P. Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed

73

NATIONAL VARIABLE

ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

FINANCIAL STATEMENTS

* * * * *

DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Annuity Account II:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Annuity Account II (a Separate Account of National Life Insurance Company, the “Sponsor Company”) at December 31, 2013, the results of each of their operations for the period then ended, the changes in each of their net assets for each of the two periods then ended and the financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Sponsor Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the sub-accounts’ advisors, provide a reasonable basis for our opinion.

Boston, Massachusetts
April 8, 2014

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

T: (617)5305000, F: (617)5305001, www.pwc.com/us

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2013

	Total Assets and Net Assets:
	Investments in shares of mutual fund portfolios at market value:
	(contractholder accumulation units and unit value)

	Alger American Capital Appreciation Fund (119,939.63 units at $18.59 per unit)	$2,230,093
	Alger American Large Cap Growth Fund (563,177.84 units at $22.82 per unit)	$12,850,272
	Alger American Small Cap Growth Fund (91,210.64 units at $21.45 per unit)	$1,956,766
	AllianceBernstein VPS International Growth Fund (23,468.50 units at $17.33 per unit)	$406,817
	AllianceBernstein VPS International Value Fund (255,095.48 units at $15.68 per unit)	$3,999,808
	AllianceBernstein VPS Small/Mid Cap Value Fund (108,888.32 units at $27.41 per unit)	$2,984,528
	AllianceBernstein VPS Value Fund (2,681.89 units at $19.90 per unit)	$53,379
	American Century Variable Income & Growth Portfolio (138,805.97 units at $17.58 per unit)	$2,440,767
	American Century Variable Inflation Protection Portfolio (183,822.76 units at $13.44 per unit)	$2,471,072
	American Century Variable International Portfolio (334,208.73 units at $18.16 per unit)	$6,069,285
	American Century Variable Ultra Portfolio (2,171.37 units at $16.36 per unit)	$35,517
	American Century Variable Value Portfolio (190,847.05 units at $25.80 per unit)	$4,923,348
	American Century Variable Vista Portfolio (79,750.51 units at $16.96 per unit)	$1,352,822
	Dreyfus Variable Investment Appreciation Portfolio (45,407.09 units at $17.20 per unit)	$781,111
	Dreyfus Variable Investment Opportunistic Small Cap Portfolio (25,359.91 units at $14.93 per unit)	$378,674
	Dreyfus Variable Investment Quality Bond Portfolio (132,077.33 units at $13.68 per unit)	$1,806,693
	Dreyfus Variable Investment Socially Responsible Growth Fund (39,806.11 units at $11.45 per unit)	$455,873
(1)	DWS Variable Series II Small Mid Cap Value Portfolio (109,502.53 units at $22.23 per unit)	$2,434,216
	DWS Variable Series II Large Cap Value Portfolio (24,718.38 units at $13.29 per unit)	$328,415
	DWS Investments VIT Small Cap Index Fund (4,256.71 units at $24.31 per unit)	$103,483
	Fidelity Variable Insurance Product Equity Income Portfolio (284,658.38 units at $21.59 per unit)	$6,145,047
	Fidelity Variable Insurance Product Growth Portfolio (275,136.20 units at $21.89 per unit)	$6,021,904
	Fidelity Variable Insurance Product High Income Portfolio (263,772.96 units at $16.09 per unit)	$4,244,302
	Fidelity Variable Insurance Products Overseas Portfolio (271,181.63 units at $17.42 per unit)	$4,724,730
	Fidelity Variable Insurance Products II Contrafund Portfolio (294,402.50 units at $32.64 per unit)	$9,609,966
	Fidelity Variable Insurance Products II Index 500 Portfolio (490,085.90 units at $21.76 per unit)	$10,666,273
	Fidelity Variable Insurance Products III Mid Cap Portfolio (184,336.01 units at $25.49 per unit)	$4,698,692
	Fidelity Variable Insurance Products III Value Strategies Portfolio (3,552.64 units at $29.89 per unit)	$106,177
	Fidelity Variable Insurance Products V Investment Grade Bond Portfolio (502,912.43 units at $16.75 per unit)	$8,425,990
	Fidelity Variable Insurance Products V Money Market Portfolio (547,074.87 units at $11.76 per unit)	$6,436,279
	Franklin Templeton Variable Insurance Products Trust Foreign Securities Fund (142,661.91 units at $18.09 per unit)	$2,580,891
	Franklin Templeton Variable Insurance Products Trust Global Real Estate Fund (88,758.95 units at $13.24 per unit)	$1,175,234
	Franklin Templeton Variable Insurance Products Trust Mutual Global Discovery Fund (37,053.40 units at $18.41 per unit)	$682,075

(1) During 2013, DWS Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2013

	Total Assets and Net Assets:
	Investments in shares of mutual fund portfolios at market value:
	(contractholder accumulation units and unit value)

	Franklin Templeton Variable Insurance Products Trust Mutual Shares Securities Fund (60,002.31 units at $16.75 per unit)	$1,004,857
	Franklin Templeton Variable Insurance Products Trust Small Cap Value Securities Fund (27,488.37 units at $22.65 per unit)	$622,543
	Franklin Templeton Variable Insurance Products Trust Small-Midcap Growth Fund (19,748.97 units at $18.79 per unit)	$371,172
	Franklin Templeton Variable Insurance Products Trust US Government Securities Fund (87,698.80 units at $11.01 per unit)	$965,521
	Invesco V.I. Global Health Care Fund (119,888.48 units at $17.28 per unit)	$2,071,991
	Invesco V.I. Mid Cap Growth Fund (57,585.88 units at $13.22 per unit)	$761,279
	Invesco V.I. Technology Fund (146,879.95 units at $6.26 per unit)	$920,100
	JP Morgan Insurance Trust International Equity Portfolio (104,679.01 units at $14.51 per unit)	$1,519,307
	JP Morgan Insurance Trust Small Cap Core Portfolio (29,912.60 units at $24.93 per unit)	$745,717
	Neuberger Berman Advisors Management Trust Mid Cap Growth Portfolio (30,993.32 units at $23.40 per unit)	$725,200
	Neuberger Berman Advisors Management Trust Large Cap Value Portfolio (79,603.68 units at $17.87 per unit)	$1,422,729
	Neuberger Berman Advisors Management Trust Short Duration Bond Portfolio (649,726.81 units at $10.62 per unit)	$6,899,693
	Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio (52,535.92 units at $14.66 per unit)	$770,331
	Neuberger Berman Advisors Management Trust Socially Responsive Portfolio (1,350.37 units at $22.19 per unit)	$29,966
(2)	Oppenheimer Variable Products Capital Income Fund (5,253.50 units at $16.32 per unit)	$85,757
(3)	Oppenheimer Variable Products Main Street Small Cap Fund (4,530.63 units at $27.18 per unit)	$123,127
	Oppenheimer Variable Products Global Strategic Income Fund (80,900.00 units at $15.13 per unit)	$1,223,830
	Sentinel Variable Products Trust Balanced Fund (447,641.64 units at $21.27 per unit)	$9,520,182
	Sentinel Variable Products Trust Bond Fund (639,331.78 units at $19.67 per unit)	$12,575,108
	Sentinel Variable Products Trust Common Stock Fund (924,558.76 units at $25.37 per unit)	$23,456,796
	Sentinel Variable Products Trust Mid Cap Fund (267,751.01 units at $23.29 per unit)	$6,236,452
	Sentinel Variable Products Trust Small Company Fund (361,685.81 units at $49.08 per unit)	$17,751,512
	T Rowe Price Equity Series Blue Chip Growth Portfolio (145,549.09 units at $19.63 per unit)	$2,857,031
	T Rowe Price Equity Series Equity Income Portfolio (435,758.10 units at $17.20 per unit)	$7,493,441
	T Rowe Price Equity Series Health Sciences Portfolio (63,126.49 units at $30.82 per unit)	$1,945,442
	T Rowe Price Equity Series Personal Strategy Balanced Portfolio (29,004.73 units at $19.55 per unit)	$567,148
(4)	Van Eck VIP Trust Unconstrained Emerging Markets Bond Portfolio (209,810.56 units at $11.57 per unit)	$2,428,172
	Van Eck VIP Trust Emerging Markets Portfolio (74,363.37 units at $28.61 per unit)	$2,127,645
	Van Eck VIP Trust Global Hard Assets Portfolio (106,236.87 units at $18.01 per unit)	$1,913,490
	Wells Fargo VT Discovery Fund (86,131.04 units at $35.85 per unit)	$3,088,073
	Wells Fargo VT Opportunity Fund (87,059.82 units at $33.56 per unit)	$2,921,955

(2) During 2013, Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund.

(3) During 2013, Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund.

(4) During 2013, Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Alger American Fund			AllianceBernstein Variable Products
	Capital	LargeCap	Small Cap	International	International	Small/Mid Cap	VPS
	Appreciation	Growth	Growth	Growth	Value	Value	Value

Investment income:
Dividend income	$7,153	$91,690	$—	$4,238	$239,591	$17,979	$1,136

Expenses:
Mortality and expense risk and administrative charges	26,343	173,367	25,699	6,653	55,887	43,153	688

Net investment (loss) gain	(19,190)	(81,677)	(25,699)	(2,415)	183,704	(25,174)	448

Realized and unrealized gain (loss) on investments:
Capital gains distributions	223,424	—	247,095	—	—	166,887	—

Net realized gain from shares sold	100,487	1,588,646	29,329	61,721	169,564	529,596	10,618

Net unrealized appreciation (depreciation) on investments	242,038	2,066,985	260,084	(6,992)	425,938	290,986	3,203

Net realized and unrealized gain on investments	565,949	3,655,631	536,508	54,729	595,502	987,469	13,821

Increase in net assets resulting from operations	$546,759	$3,573,954	$510,809	$52,314	$779,206	$962,295	$14,269

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	American Century Variable Products
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista

Investment income:
Dividend income	$51,927	$52,171	$106,612	$194	$78,763	$—

Expenses:
Mortality and expense risk and administrative charges	32,861	39,935	83,570	497	66,679	18,800

Net investment gain (loss)	19,066	12,236	23,042	(303)	12,084	(18,800)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	109,822	—	—	—	—

Net realized gain rom shares sold	86,611	53,101	551,417	3,167	268,904	144,398

Net unrealized appreciation (depreciation) on investments	575,642	(462,138)	564,181	7,743	961,979	214,494

Net realized and unrealized gain (loss) on investments	662,253	(299,215)	1,115,598	10,910	1,230,883	358,892

Increase (decrease) in net assets resulting from operations	$681,319	$(286,979)	$1,138,640	$10,607	$1,242,967	$340,092

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Dreyfus Variable Investment Fund				DWS Variable Series II
		Opportunistic	Quality	Socially	Small Mid Cap	Large Cap	Small
	Appreciation	Small Cap	Bond	Responsible	Value (1)	Value	Cap Index

Investment income:
Dividend income	$15,184	$—	$54,939	$4,587	$19,803	$4,507	$1,553

Expenses:
Mortality and expense risk and administrative charges	10,964	4,467	27,033	5,333	33,134	3,913	1,309

Net investment gain (loss)	4,220	(4,467)	27,906	(746)	(13,331)	594	244

Realized and unrealized gain (loss) on investments:
Capital gains distributions	2,087	—	—	—	—	—	3,732

Net realized gain from shares sold	67,845	32,041	40,555	2,945	381,831	20,005	4,171

Net unrealized appreciation (depreciation) on investments	71,788	95,037	(127,744)	104,019	312,636	50,010	20,630

Net realized and unrealized gain (loss) on investments	141,720	127,078	(87,189)	106,964	694,467	70,015	28,533

Increase (decrease) in net assets resulting from operations	$145,940	$122,611	$(59,283)	$106,218	$681,136	$70,609	$28,777

(1) During 2013, DWS Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Fidelity Variable Insurance Product Funds
	Equity		High					III Value	V Investment	V Money
	Income	Growth	Income	Overseas	II Contrafund	II Index 500	III Mid Cap	Strategies	Grade Bond	Market

Investment income:
Dividend income	$147,516	$15,961	$251,305	$58,562	$94,579	$183,322	$21,634	$999	$206,857	$588

Expenses:
Mortality and expense risk and administrative charges	85,705	80,485	61,413	60,824	126,269	144,363	60,342	1,647	128,988	81,779

Net investment gain (loss)	61,811	(64,524)	189,892	(2,262)	(31,690)	38,959	(38,708)	(648)	77,869	(81,191)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	391,721	3,800	—	16,054	2,518	103,430	548,498	—	106,098	—

Net realized gain from shares sold	118,112	644,944	112,399	91,929	386,220	535,966	466,221	31,176	89,389	—

Net unrealized appreciation (depreciation) on investments	859,676	1,132,437	(106,416)	1,003,291	1,996,267	2,042,872	309,518	(2,148)	(567,487)	—

Net realized and unrealized gain (loss) on investments	1,369,509	1,781,181	5,983	1,111,274	2,385,005	2,682,268	1,324,237	29,028	(372,000)	—

Increase (decrease) in net assets resulting from operations	$1,431,320	$1,716,657	$195,875	$1,109,012	$2,353,315	$2,721,227	$1,285,529	$28,380	$(294,131)	$(81,191)

The accompanying notes are an integral part of these finanical statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	Mutual Shares	Small Cap	Small-Midcap	US
	Securities	Real Estate	Discovery	Securities	Value	Growth	Government

Investment income:
Dividend income	$61,726	$57,277	$14,581	$19,405	$7,640	$—	$30,187

Expenses:
Mortality and expense risk and administrative charges	35,412	17,520	8,006	12,850	8,241	5,443	14,486

Net investment gain (loss)	26,314	39,757	6,575	6,555	(601)	(5,443)	15,701

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	54,136	—	9,860	26,523	—

Net realized gain from shares sold	188,944	62,846	6,998	26,475	60,575	27,845	89

Net unrealized appreciation (depreciation) on investments	274,386	(92,450)	64,160	180,621	105,722	70,731	(52,173)

Net realized and unrealized gain (loss) on investments	463,330	(29,604)	125,294	207,096	176,157	125,099	(52,084)

Increase (decrease) in net assets resulting from operations	$489,644	$10,153	$131,869	$213,651	$175,556	$119,656	$(36,383)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Invesco V.I. Funds			JP Morgan Insurance Trust
	Global Health	Mid Cap		International	Small
	Care	Growth	Technology	Equity	Cap Core

Investment income:
Dividend income	$12,795	$2,807	$—	$28,327	$3,555

Expenses:
Mortality and expense risk and administrative charges	26,335	9,767	11,460	20,653	8,954

Net investment (loss) gain	(13,540)	(6,960)	(11,460)	7,674	(5,399)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	68,569	—	—

Net realized gain from shares sold	116,354	18,375	27,681	23,097	17,751

Net unrealized appreciation on investments	504,994	199,297	91,135	163,319	203,414

Net realized and unrealized gain on investments	621,348	217,672	187,385	186,416	221,165

Increase in net assets resulting from operations	$607,808	$210,712	$175,925	$194,090	$215,766

The accompanying notes are an integral part of these finanical statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Neuberger Berman Advisors Management Trust					Oppenheimer Variable Products
	Mid Cap	Large Cap	Short	Small Cap	Socially	Capital	Main Street	Global Strategic
	Growth	Value	Duration Bond	Growth	Responsive	Income (2)	Small Cap (3)	Income

Investment income:
Dividend income	$—	$15,763	$150,441	$—	$185	$1,321	$680	$57,667

Expenses:
Mortality and expense risk and administrative charges	8,942	19,117	103,864	10,433	333	920	1,393	17,052

Net investment (loss) gain	(8,942)	(3,354)	46,577	(10,433)	(148)	401	(713)	40,615

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	1,175	—

Net realized gain (loss) from shares sold	17,208	82,247	(155,093)	113,698	148	667	16,074	6,886

Net unrealized appreciation (depreciation) on investments	163,948	272,708	52,132	169,924	7,143	5,447	14,802	(70,166)

Net realized and unrealized gain (loss) on investments	181,156	354,955	(102,961)	283,622	7,291	6,114	32,051	(63,280)

Increase (decrease) in net assets resulting from operations	$172,214	$351,601	$(56,384)	$273,189	$7,143	$6,515	$31,338	$(22,665)

(2) During 2013, Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund.

(3) During 2013, Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Sentinel Variable Products Trust
			Common		Small
	Balanced	Bond	Stock	Mid Cap	Company

Investment income:
Dividend income	$141,091	$395,653	$335,818	$5,282	$21,628

Expenses:
Mortality and expense risk and administrative charges	126,198	186,951	315,853	82,242	244,633

Net investment gain (loss)	14,893	208,702	19,965	(76,960)	(223,005)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	446,958	—	1,511,520	584,933	2,524,255

Net realized gain (loss) from shares sold	208,619	(69,664)	1,395,679	496,697	1,274,913

Net unrealized appreciation (depreciation) on investments	752,530	(394,365)	2,982,575	568,354	1,411,337

Net realized and unrealized gain (loss) on investments	1,408,107	(464,029)	5,889,774	1,649,984	5,210,505

Increase (decrease) in net assets resulting from operations	$1,423,000	$(255,327)	$5,909,739	$1,573,024	$4,987,500

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	T Rowe Price Equity Services				Van Eck VIPT			Wells Fargo Variable Trust Funds
	Blue Chip	Equity	Health	Personal	Unconstrained	Emerging	Global Hard
	Growth	Income	Sciences	Strategy	Emerging Markets (4)	Markets	Assets	Discovery	Opportunity

Investment income:
Dividend income	$—	$99,363	$—	$7,021	$60,340	$32,809	$12,533	$204	$5,390

Expenses:
Mortality and expense risk and administrative charges	37,980	107,217	23,660	6,367	36,961	29,092	25,779	40,922	39,319

Net investment (loss) gain	(37,980)	(7,854)	(23,660)	654	23,379	3,717	(13,246)	(40,718)	(33,929)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	78,647	32,975	489	—	35,826	79,306	—

Net realized gain (loss) from shares sold	355,388	1,061,311	231,929	12,500	(49,080)	295,368	41,153	398,669	149,052

Net unrealized appreciation (depreciation) on investments	585,930	835,224	370,815	23,246	(268,807)	(76,923)	98,852	582,178	602,003

Net realized and unrealized gain (loss) on investments	941,318	1,896,535	681,391	68,721	(317,398)	218,445	175,831	1,060,153	751,055

Increase (decrease) in net assets resulting from operations	$903,338	$1,888,681	$657,731	$69,375	$(294,019)	$222,162	$162,585	$1,019,435	$717,126

(4) During 2013, Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Alger American Fund			AllianceBernstein Variable Products
	Capital	Large Cap	Small Cap	International	International	Small/Mid Cap	VPS
	Appreciation	Growth	Growth	Growth	Value	Value	Value

Net investment (loss) gain	$(19,190)	$(81,677)	$(25,699)	$(2,415)	$183,704	$(25,174)	$448

Realized and unrealized gain (loss) on investments:
Capital gains distributions	223,424	—	247,095	—	—	166,887	—

Net realized gain from shares sold	100,487	1,588,646	29,329	61,721	169,564	529,596	10,618

Net unrealized appreciation (depreciation) on investments	242,038	2,066,985	260,084	(6,992)	425,938	290,986	3,203

Net realized and unrealized gain on investments	565,949	3,655,631	536,508	54,729	595,502	987,469	13,821

Increase in net assets resulting from operations	546,759	3,573,954	510,809	52,314	779,206	962,295	14,269

Accumulation unit transactions:
Participant deposits	148,157	169,849	6,531	5,535	62,702	72,083	6,543
Transfers between investment
sub-accounts and general account, net	41,458	(672,293)	(17,144)	(30,435)	(279,091)	(478,584)	(131)
Net surrenders and lapses	(177,069)	(2,287,761)	(175,908)	(185,617)	(772,042)	(683,445)	(3,340)
Contract benefits	—	(28,313)	(542)	(4,390)	(647)	(412)	—
Loan collateral interest received	156	33	—	—	—	—	—
Transfers for policy loans	1,433	(48)	—	—	—	—	—
Contract charges	(1,794)	(5,153)	(1,663)	(179)	(892)	(777)	(55)
Other	834	385	156	86	(316)	(842)	(360)

Total net accumulation unit transactions	13,175	(2,823,301)	(188,570)	(215,000)	(990,286)	(1,091,977)	2,657

Increase (decrease) in net assets	559,934	750,653	322,239	(162,686)	(211,080)	(129,682)	16,926

Net assets, beginning of period	$1,670,159	$12,099,619	$1,634,527	$569,503	$4,210,888	$3,114,210	$36,453

Net assets, end of period	$2,230,093	$12,850,272	$1,956,766	$406,817	$3,999,808	$2,984,528	$53,379

Units Issued, Transferred and Redeemed:
Beginning balance	119,756.13	706,406.75	100,880.01	36,807.14	325,771.39	154,693.89	2,471.78
Units issued	2,063.56	8,616.61	334.89	343.39	4,474.99	3,023.69	517.40
Units transferred	577.43	(34,106.10)	(879.10)	(1,888.19)	(19,918.50)	(20,075.34)	(10.36)
Units redeemed	(2,457.49)	(117,739.42)	(9,125.16)	(11,793.84)	(55,232.40)	(28,753.92)	(296.93)
Ending balance	119,939.63	563,177.84	91,210.64	23,468.50	255,095.48	108,888.32	2,681.89

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	American Century Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista

Net investment gain (loss)	$19,066	$12,236	$23,042	$(303)	$12,084	$(18,800)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	109,822	—	—	—	—

Net realized gain from shares sold	86,611	53,101	551,417	3,167	268,904	144,398

Net unrealized appreciation (depreciation) on investments	575,642	(462,138)	564,181	7,743	961,979	214,494

Net realized and unrealized gain (loss) on investments	662,253	(299,215)	1,115,598	10,910	1,230,883	358,892

Increase (decrease) in net assets resulting from operations	681,319	(286,979)	1,138,640	10,607	1,242,967	340,092

Accumulation unit transactions:
Participant deposits	13,001	(527)	90,679	30	54,340	12,350
Transfers between investment
sub-accounts and general account, net	(10,560)	17,276	(315,830)	(5,160)	(89,647)	(153,246)
Net surrenders and lapses	(319,078)	(751,430)	(1,088,956)	(4,460)	(692,492)	(262,518)
Contract benefits	—	(19,132)	(1,654)	—	(655)	(827)
Loan collateral interest received	164	—	—	—	86	—
Transfers for policy loans	552	—	—	—	(183)	—
Contract charges	(1,130)	(1,646)	(2,082)	(33)	(3,167)	(892)
Other	(114)	252	1,639	125	986	(314)

Total net accumulation unit transactions	(317,165)	(755,207)	(1,316,204)	(9,498)	(730,732)	(405,447)

Increase (decrease) in net assets	364,154	(1,042,186)	(177,564)	1,109	512,235	(65,355)

Net assets, beginning of period	$2,076,613	$3,513,258	$6,246,849	$34,408	$4,411,113	$1,418,177

Net assets, end of period	$2,440,767	$2,471,072	$6,069,285	$35,517	$4,923,348	$1,352,822

Units Issued, Transferred and Redeemed:
Beginning balance	158,183.96	236,564.41	415,257.23	2,843.61	222,127.76	107,324.65
Units issued	794.33	(36.80)	5,583.78	2.12	2,326.15	839.91
Units transferred	(645.19)	1,206.51	(19,448.01)	(365.21)	(3,837.55)	(10,422.14)
Units redeemed	(19,527.13)	(53,911.36)	(67,184.27)	(309.15)	(29,769.31)	(17,991.91)
Ending balance	138,805.97	183,822.76	334,208.73	2,171.37	190,847.05	79,750.51

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Dreyfus Variable Investment Fund				DWS Variable Series II
		Opportunistic	Quality	Socially	Small Mid Cap	Large Cap	Small Cap
	Appreciation	Small Cap	Bond	Responsible	Value (1)	Value	Index

Net investment gain (loss)	$4,220	$(4,467)	$27,906	$(746)	$(13,331)	$594	$244

Realized and unrealized gain (loss) on investments:
Capital gains distributions	2,087	—	—	—	—	—	3,732

Net realized gain from shares sold	67,845	32,041	40,555	2,945	381,831	20,005	4,171

Net unrealized appreciation (depreciation) on investments	71,788	95,037	(127,744)	104,019	312,636	50,010	20,630

Net realized and unrealized gain (loss) on investments	141,720	127,078	(87,189)	106,964	694,467	70,015	28,533

Increase (decrease) in net assets resulting from operations	145,940	122,611	(59,283)	106,218	681,136	70,609	28,777

Accumulation unit transactions:
Participant deposits	7,214	52,050	36,078	1,349	43,948	33,132	11,877
Transfers between investment sub-accounts and general account, net	(115,683)	1,920	228,515	27,530	(228,584)	93,238	(4,578)
Net surrenders and lapses	(143,516)	(53,476)	(384,433)	(3,269)	(473,364)	(121,836)	(5,196)
Contract benefits	—	—	—	—	(3,894)	—	—
Loan collateral interest received	—	—	—	—	63	63	—
Transfers for policy loans	—	—	—	—	(144)	(107)	—
Contract charges	(425)	(434)	(857)	(310)	(1,008)	(265)	(58)
Other	(107)	437	1,036	67	(404)	(20)	1

Total net accumulation unit transactions	(252,517)	497	(119,661)	25,367	(663,387)	4,205	2,046

(Decrease) increase in net assets	(106,577)	123,108	(178,944)	131,585	17,749	74,814	30,823

Net assets, beginning of period	$887,688	$255,566	$1,985,637	$324,288	$2,416,467	$253,601	$72,660

Net assets, end of period	$781,111	$378,674	$1,806,693	$455,873	$2,434,216	$328,415	$103,483

Units Issued, Transferred and Redeemed:
Beginning balance	61,628.86	25,073.26	140,942.66	37,515.58	144,397.55	24,572.53	4,086.37
Units issued	463.43	30,019.79	2,672.91	121.81	2,311.72	1,149.17	988.84
Units transferred	(7,431.51)	1,107.36	16,930.00	2,485.84	(12,023.82)	3,233.91	(381.15)
Units redeemed	(9,253.69)	(30,840.50)	(28,468.24)	(317.12)	(25,182.92)	(4,237.23)	(437.35)
Ending balance	45,407.09	25,359.91	132,077.33	39,806.11	109,502.53	24,718.38	4,256.71

(1) During 2013, DWS Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Fidelity Variable Insurance Products
	Equity		High					III Value	V Investment	V Money
	Income	Growth	Income	Overseas	II Contrafund	II Index 500	III Mid Cap	Strategies	Grade Bond	Market

Net investment gain (loss)	$61,811	$(64,524)	$189,892	$(2,262)	$(31,690)	$38,959	$(38,708)	$(648)	$77,869	$(81,191)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	391,721	3,800	—	16,054	2,518	103,430	548,498	—	106,098	—

Net realized gain from shares sold	118,112	644,944	112,399	91,929	386,220	535,966	466,221	31,176	89,389	—

Net unrealized appreciation (depreciation) on investments	859,676	1,132,437	(106,416)	1,003,291	1,996,267	2,042,872	309,518	(2,148)	(567,487)	—

Net realized and unrealized gain (loss) on investments	1,369,509	1,781,181	5,983	1,111,274	2,385,005	2,682,268	1,324,237	29,028	(372,000)	—

Increase (decrease) in net assets resulting from operations	1,431,320	1,716,657	195,875	1,109,012	2,353,315	2,721,227	1,285,529	28,380	(294,131)	(81,191)

Accumulation unit transactions:
Participant deposits	110,842	126,936	86,036	76,286	152,529	254,016	155,531	—	85,691	347,474
Transfers between investment sub-accounts and general account, net	7,206	(157,611)	161,407	(115,853)	(132,120)	(640,942)	(157,744)	21,583	697,254	4,296,851
Net surrenders and lapses	(1,040,155)	(946,125)	(765,473)	(528,453)	(1,323,989)	(1,255,053)	(644,672)	(35,811)	(2,227,263)	(3,398,886)
Contract benefits	(15,074)	(325)	(3,237)	(21,750)	(22,907)	(80,174)	(731)	—	(103,194)	(14,184)
Loan collateral interest received	—	312	401	43	59	316	—	—	158	732
Transfers for policy loans	—	(561)	2,705	(89)	(135)	284	—	—	1,437	4,536
Contract charges	(4,090)	(3,132)	(2,450)	(2,834)	(6,354)	(6,665)	(2,330)	(86)	(3,899)	(3,570)
Other	1,159	6,045	148	386	1,568	1,166	(316)	(230)	(869)	131

Total net accumulation unit transactions	(940,112)	(974,461)	(520,463)	(592,264)	(1,331,349)	(1,727,052)	(650,262)	(14,544)	(1,550,685)	1,233,084

Increase (decrease) in net assets	491,208	742,196	(324,588)	516,748	1,021,966	994,175	635,267	13,836	(1,844,816)	1,151,893

Net assets, beginning of period	$5,653,839	$5,279,708	$4,568,890	$4,207,982	$8,588,000	$9,672,098	$4,063,425	$92,341	$10,270,806	$5,284,386

Net assets, end of period	$6,145,047	$6,021,904	$4,244,302	$4,724,730	$9,609,966	$10,666,273	$4,698,692	$106,177	$8,425,990	$6,436,279

Units Issued, Transferred and Redeemed:
Beginning balance	330,986.27	324,333.53	296,672.91	310,681.23	340,635.22	579,576.64	214,169.06	3,976.15	593,800.39	442,999.69
Units issued	5,462.20	6,408.58	5,438.58	5,087.71	5,296.76	13,162.36	7,135.53	—	5,022.48	29,327.62
Units transferred	355.11	(7,957.26)	10,202.99	(7,726.53)	(4,588.03)	(33,211.72)	(7,237.06)	628.47	40,867.09	362,664.30
Units redeemed	(52,145.20)	(47,648.65)	(48,541.52)	(36,860.78)	(46,941.45)	(69,441.38)	(29,731.52)	(1,051.98)	(136,777.53)	(287,916.74)
Ending balance	284,658.38	275,136.20	263,772.96	271,181.63	294,402.50	490,085.90	184,336.01	3,552.64	502,912.43	547,074.87

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	Mutual Shares	Small Cap	Small-Midcap	US
	Securities	Real Estate	Discovery	Securities	Value	Growth	Government

Net investment gain (loss)	$26,314	$39,757	$6,575	$6,555	$(601)	$(5,443)	$15,701

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	54,136	—	9,860	26,523	—

Net realized gain from shares sold	188,944	62,846	6,998	26,475	60,575	27,845	89

Net unrealized appreciation (depreciation) on investments	274,386	(92,450)	64,160	180,621	105,722	70,731	(52,173)

Net realized and unrealized gain (loss) on investments	463,330	(29,604)	125,294	207,096	176,157	125,099	(52,084)

Increase (decrease) in net assets resulting from operations	489,644	10,153	131,869	213,651	175,556	119,656	(36,383)

Accumulation unit transactions:
Participant deposits	58,791	33,849	51,156	24,392	17,228	12,748	33,312
Transfers between investment sub-accounts and general account, net	(121,948)	198,777	36,366	13,630	(34,756)	(2,122)	44,303
Net surrenders and lapses	(477,944)	(307,786)	(45,192)	(71,855)	(80,341)	(97,342)	(271,206)
Contract benefits	(803)	—	—	—	—	—	(1,959)
Loan collateral interest received	—	63	—	—	—	—	—
Transfers for policy loans	—	(96)	—	—	—	—	—
Contract charges	(1,761)	(669)	(393)	(901)	(377)	(139)	(566)
Other	406	52	(104)	(109)	437	137	(11)

Total net accumulation unit transactions	(543,259)	(75,810)	41,833	(34,843)	(97,809)	(86,718)	(196,127)

(Decrease) increase in net assets	(53,615)	(65,657)	173,702	178,808	77,747	32,938	(232,510)

Net assets, beginning of period	$2,634,506	$1,240,891	$508,373	$826,049	$544,796	$338,234	$1,198,031

Net assets, end of period	$2,580,891	$1,175,234	$682,075	$1,004,857	$622,543	$371,172	$965,521

Units Issued, Transferred and Redeemed:
Beginning balance	176,601.85	94,565.07	34,847.12	62,390.88	32,319.86	24,519.49	105,173.23
Units issued	3,672.95	2,592.42	2,697.97	1,672.12	851.01	701.29	2,968.02
Units transferred	(7,618.66)	15,223.88	1,917.95	934.36	(1,716.85)	(116.74)	3,947.29
Units redeemed	(29,994.23)	(23,622.42)	(2,409.64)	(4,995.05)	(3,965.65)	(5,355.07)	(24,389.74)
Ending balance	142,661.91	88,758.95	37,053.40	60,002.31	27,488.37	19,748.97	87,698.80

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Invesco V. I. Funds			JP Morgan Insurance Trust
	Global	Mid		International	Small
	Health Care	Cap Growth	Technology	Equity	Cap Core

Net investment (loss) gain	$(13,540)	$(6,960)	$(11,460)	$7,674	$(5,399)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	68,569	—	—

Net realized gain from shares sold	116,354	18,375	27,681	23,097	17,751

Net unrealized appreciation on investments	504,994	199,297	91,135	163,319	203,414

Net realized and unrealized gain on investments	621,348	217,672	187,385	186,416	221,165

Increase in net assets resulting from operations	607,808	210,712	175,925	194,090	215,766

Accumulation unit transactions:
Participant deposits	22,087	6,572	9,686	10,455	27,297
Transfers between investment
sub-accounts and general account, net	37,691	(9,555)	8,308	37,027	(20,585)
Net surrenders and lapses	(163,236)	(91,303)	(61,120)	(162,520)	(26,577)
Contract benefits	(6,439)	—	—	—	—
Loan collateral interest received	156	—	313	20	—
Transfers for policy loans	1,436	—	2,881	(32)	(4)
Contract charges	(1,155)	(389)	(684)	(896)	(474)
Other	712	(1)	1	180	507

Total net accumulation unit transactions	(108,748)	(94,676)	(40,615)	(115,766)	(19,836)

Increase in net assets	499,060	116,036	135,310	78,324	195,930

Net assets, beginning of period	$1,572,931	$645,243	$784,790	$1,440,983	$549,787

Net assets, end of period	$2,071,991	$761,279	$920,100	$1,519,307	$745,717

Units Issued, Transferred and Redeemed:
Beginning balance	126,142.70	65,950.64	154,613.37	113,040.41	30,947.44
Units issued	1,270.25	580.65	1,844.29	755.13	1,424.09
Units transferred	2,167.65	(844.20)	1,581.91	2,674.34	(1,073.92)
Units redeemed	(9,692.12)	(8,101.21)	(11,159.62)	(11,790.87)	(1,385.01)
Ending balance	119,888.48	57,585.88	146,879.95	104,679.01	29,912.60

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Neuberger Berman Advisors Management Trust					Oppenheimer Variable Products
	Mid Cap	Large Cap	Short	Small Cap	Socially	Capital	Main Street	Global Strategic
	Growth	Value	Duration Bond	Growth	Responsive	Income (2)	Small Cap (3)	Income

Net investment (loss) gain	$(8,942)	$(3,354)	$46,577	$(10,433)	$(148)	$401	$(713)	$40,615

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	1,175	—

Net realized gain (loss) from shares sold	17,208	82,247	(155,093)	113,698	148	667	16,074	6,886

Net unrealized appreciation (depreciation) on investments	163,948	272,708	52,132	169,924	7,143	5,447	14,802	(70,166)

Net realized and unrealized gain (loss) on investments	181,156	354,955	(102,961)	283,622	7,291	6,114	32,051	(63,280)

Increase (decrease) in net assets resulting from operations	172,214	351,601	(56,384)	273,189	7,143	6,515	31,338	(22,665)

Accumulation unit transactions:
Participant deposits	24,451	49,921	114,626	23,588	—	23,579	14,045	11,139
Transfers between investment
sub-accounts and general account, net	(15,582)	(51,681)	553,995	(119,210)	5,003	20,863	10,580	244,799
Net surrenders and lapses	(16,622)	(172,582)	(1,976,342)	(142,228)	—	(3,445)	(7,709)	(204,364)
Contract benefits	—	(8,240)	(11,584)	—	—	—	—	—
Loan collateral interest received	—	63	—	—	—	—	—	—
Transfers for policy loans	—	(123)	—	—	—	—	—	—
Contract charges	(169)	(523)	(3,073)	(440)	(3)	(22)	(30)	(500)
Other	468	78	(24)	(31)	63	1	(289)	2,120

Total net accumulation unit transactions	(7,454)	(183,087)	(1,322,402)	(238,321)	5,063	40,976	16,597	53,194

Increase (decrease) in net assets	164,760	168,514	(1,378,786)	34,868	12,206	47,491	47,935	30,529

Net assets, beginning of period	$560,440	$1,254,215	$8,278,479	$735,463	$17,760	$38,266	$75,192	$1,193,301

Net assets, end of period	$725,200	$1,422,729	$6,899,693	$770,331	$29,966	$85,757	$123,127	$1,223,830

Units Issued, Transferred and Redeemed:
Beginning balance	31,324.27	90,753.31	773,527.24	72,136.98	1,086.05	2,608.45	3,837.01	77,505.88
Units issued	1,085.61	3,040.08	10,731.04	1,940.03	—	1,522.05	586.96	710.74
Units transferred	(691.83)	(3,147.27)	51,863.82	(9,804.60)	261.19	1,346.73	442.16	15,619.77
Units redeemed	(724.73)	(11,042.44)	(186,395.29)	(11,736.49)	3.13	(223.73)	(335.50)	(12,936.39)
Ending balance	30,993.32	79,603.68	649,726.81	52,535.92	1,350.37	5,253.50	4,530.63	80,900.00

(2) During 2013, Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund.

(3) During 2013, Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Sentinel Variable Products Trust
			Common		Small
	Balanced	Bond	Stock	Mid Cap	Company

Net investment gain (loss)	$14,893	$208,702	$19,965	$(76,960)	$(223,005)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	446,958	—	1,511,520	584,933	2,524,255

Net realized gain (loss) from shares sold	208,619	(69,664)	1,395,679	496,697	1,274,913

Net unrealized appreciation (depreciation) on investments	752,530	(394,365)	2,982,575	568,354	1,411,337

Net realized and unrealized gain (loss) on investments	1,408,107	(464,029)	5,889,774	1,649,984	5,210,505

Increase (decrease) in net assets resulting from operations	1,423,000	(255,327)	5,909,739	1,573,024	4,987,500

Accumulation unit transactions:
Participant deposits	493,704	110,386	513,003	39,783	171,149
Transfers between investment
sub-accounts and general account, net	602,911	831,953	(342,260)	(22,690)	(687,604)
Net surrenders and lapses	(979,736)	(2,695,425)	(3,730,181)	(832,347)	(3,193,594)
Contract benefits	(272,575)	(68,655)	(149,347)	(68,004)	(101,482)
Loan collateral interest received	—	411	—	—	219
Transfers for policy loans	—	(738)	(4)	—	1,293
Contract charges	(7,031)	(7,037)	(12,074)	(3,739)	(9,900)
Other	(899)	868	(680)	2,216	696

Total net accumulation unit transactions	(163,626)	(1,828,237)	(3,721,543)	(884,781)	(3,819,223)

Increase (decrease) in net assets	1,259,374	(2,083,564)	2,188,196	688,243	1,168,277

Net assets, beginning of period	$8,260,808	$14,658,672	$21,268,600	$5,548,209	$16,583,235

Net assets, end of period	$9,520,182	$12,575,108	$23,456,796	$6,236,452	$17,751,512

Units Issued, Transferred and Redeemed:
Beginning balance	455,379.56	732,533.72	1,089,026.01	310,834.82	448,910.26
Units issued	23,347.40	5,627.38	22,671.29	1,937.21	3,908.75
Units transferred	28,511.83	42,412.24	(15,125.60)	(1,104.87)	(15,703.69)
Units redeemed	(59,597.15)	(141,241.56)	(172,012.94)	(43,916.15)	(75,429.51)
Ending balance	447,641.64	639,331.78	924,558.76	267,751.01	361,685.81

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	T Rowe Price Equity Series				Van Eck VIPT			Wells Fargo Variable Trust Funds
	Blue Chip	Equity	Health	Personal	Unconstrained	Emerging	Global Hard
	Growth	Income	Sciences	Strategy	Emerging Markets (4)	Markets	Assets	Discovery	Opportunity

Net investment (loss) gain	$(37,980)	$(7,854)	$(23,660)	$654	$23,379	$3,717	$(13,246)	$(40,718)	$(33,929)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	78,647	32,975	489	—	35,826	79,306	—

Net realized gain (loss) from shares sold	355,388	1,061,311	231,929	12,500	(49,080)	295,368	41,153	398,669	149,052

Net unrealized appreciation (depreciation) on investments	585,930	835,224	370,815	23,246	(268,807)	(76,923)	98,852	582,178	602,003

Net realized and unrealized gain (loss) on investments	941,318	1,896,535	681,391	68,721	(317,398)	218,445	175,831	1,060,153	751,055

Increase (decrease) in net assets resulting from operations	903,338	1,888,681	657,731	69,375	(294,019)	222,162	162,585	1,019,435	717,126

Accumulation unit transactions:
Participant deposits	77,236	119,021	58,638	40,056	47,602	71,683	34,823	57,170	54,904
Transfers between investment
sub-accounts and general account, net	(222,972)	(477,304)	127,756	114,991	357,822	111,758	204,954	(78,794)	(28,508)
Net surrenders and lapses	(502,996)	(1,707,939)	(196,515)	(55,883)	(593,003)	(392,636)	(328,989)	(571,800)	(487,738)
Contract benefits	(830)	(6,135)	(6,424)	—	(3,445)	(362)	(1,159)	(12,976)	(3,812)
Loan collateral interest received	—	—	—	—	—	—	—	417	—
Transfers for policy loans	—	—	—	—	—	—	—	984	(4)
Contract charges	(1,448)	(2,328)	(972)	(371)	(753)	(536)	(513)	(2,176)	(2,647)
Other	58	(107)	1,987	(130)	612	(2,687)	(2,145)	500	130

Total net accumulation unit transactions	(650,952)	(2,074,792)	(15,530)	98,663	(191,165)	(212,780)	(93,029)	(606,675)	(467,675)

Increase (decrease) in net assets	252,386	(186,111)	642,201	168,038	(485,184)	9,382	69,556	412,760	249,451

Net assets, beginning of period	$2,604,645	$7,679,552	$1,303,241	$399,110	$2,913,356	$2,118,263	$1,843,934	$2,675,313	$2,672,504

Net assets, end of period	$2,857,031	$7,493,441	$1,945,442	$567,148	$2,428,172	$2,127,645	$1,913,490	$3,088,073	$2,921,955

Units Issued, Transferred and Redeemed:
Beginning balance	184,314.69	569,915.95	62,769.49	23,737.84	225,491.16	81,788.25	111,594.89	105,819.58	102,617.78
Units issued	4,599.57	7,696.00	1,464.63	2,138.29	3,904.63	2,501.36	2,005.64	1,855.35	1,826.47
Units transferred	(13,278.47)	(30,862.88)	3,191.02	6,138.51	29,350.97	3,899.77	11,804.40	(2,557.13)	(948.35)
Units redeemed	(30,086.70)	(110,990.97)	(4,298.65)	(3,009.91)	(48,936.20)	(13,826.01)	(19,168.06)	(18,986.76)	(16,436.08)
Ending balance	145,549.09	435,758.10	63,126.49	29,004.73	209,810.56	74,363.37	106,236.87	86,131.04	87,059.82

(4) During 2013, Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Alger American Fund			AllianceBernstein Variable Products
	Capital	Large Cap	Small Cap	International	International	Small/Mid Cap	VPS
	Appreciation	Growth	Growth	Growth	Value	Value	Value

Net investment (loss) gain	$(8,421)	$(32,010)	$(27,020)	$1,634	$7,901	$(29,055)	$102

Realized and unrealized gain (loss) on investments:
Capital gains distributions	602	—	402,706	—	—	102,349	—

Net realized gain from shares sold	192,939	1,212,474	69,181	31,972	10,307	300,108	132

Net unrealized appreciation (depreciation) on investments	125,441	(60,426)	(235,609)	46,493	503,365	166,168	3,443

Net realized and unrealized gain on investments	318,982	1,152,048	236,278	78,465	513,672	568,625	3,575

Increase in net assets resulting from operations	310,561	1,120,038	209,258	80,099	521,573	539,570	3,677

Accumulation unit transactions:
Participant deposits	84,681	341,303	10,797	10,315	136,589	86,498	10,126
Transfers between investment
sub-accounts and general account, net	(135,523)	(285,252)	(8,054)	(30,891)	235,854	(293,253)	2,750
Net surrenders and lapses	(626,878)	(2,436,450)	(608,776)	(131,778)	(903,637)	(660,522)	(1,314)
Contract benefits	(17,995)	(300,254)	(31,639)	—	(119,699)	(106,113)	—
Loan collateral interest received	233	92	22	—	—	—	—
Transfers for policy loans	(1,671)	(1,554)	903	—	—	—	—
Contract charges	(1,802)	(5,778)	(1,691)	(211)	(996)	(839)	(28)
Other	(1,454)	1,434	112	(14)	(263)	1,501	—

Total net accumulation unit transactions	(700,409)	(2,686,459)	(638,326)	(152,579)	(652,152)	(972,728)	11,534

(Decrease) increase in net assets	(389,848)	(1,566,421)	(429,068)	(72,480)	(130,579)	(433,158)	15,211

Net assets, beginning of period	$2,060,007	$13,666,040	$2,063,595	$641,983	$4,341,467	$3,547,368	$21,242

Net assets, end of period	$1,670,159	$12,099,619	$1,634,527	$569,503	$4,210,888	$3,114,210	$36,453

Units Issued, Transferred and Redeemed:
Beginning balance	172,315.52	864,389.41	141,290.03	47,272.06	379,339.08	206,338.46	1,643.76
Units issued	6,354.55	20,071.01	683.52	707.47	11,219.41	4,592.40	726.94
Units transferred	(10,169.78)	(16,774.82)	(509.87)	(2,118.72)	19,373.02	(15,569.54)	197.42
Units redeemed	(48,744.16)	(161,278.85)	(40,583.67)	(9,053.67)	(84,160.12)	(40,667.43)	(96.34)
Ending balance	119,756.13	706,406.75	100,880.01	36,807.14	325,771.39	154,693.89	2,471.78

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	American Century Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista

Net investment gain (loss)	$14,451	$44,556	$(32,630)	$(579)	$23,343	$(21,474)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	94,115	—	—	—	—

Net realized gain from shares sold	22,895	127,261	340,285	9,651	141,322	76,476

Net unrealized appreciation (depreciation) on investments	271,671	(39,817)	833,939	(496)	414,152	153,117

Net realized and unrealized gain on investments	294,566	181,559	1,174,224	9,155	555,474	229,593

Increase in net assets resulting from operations	309,017	226,115	1,141,594	8,576	578,817	208,119

Accumulation unit transactions:
Participant deposits	31,877	210,926	188,122	10,240	30,535	25,214
Transfers between investment
sub-accounts and general account, net	(117,274)	30,398	(190,334)	3,313	(122,438)	(83,713)
Net surrenders and lapses	(579,455)	(981,220)	(1,309,384)	(52,640)	(866,201)	(227,982)
Contract benefits	(3,165)	(49)	(132,861)	—	(84,675)	—
Loan collateral interest received	197	—	—	—	81	—
Transfers for policy loans	(590)	—	—	—	(926)	—
Contract charges	(1,217)	(2,008)	(2,593)	(50)	(3,725)	(989)
Other	817	17,630	1,061	19	1,140	1,592

Total net accumulation unit transactions	(668,810)	(724,323)	(1,445,989)	(39,118)	(1,046,209)	(285,878)

Decrease in net assets	(359,793)	(498,208)	(304,395)	(30,542)	(467,392)	(77,759)

Net assets, beginning of period	$2,436,406	$4,011,466	$6,551,244	$64,950	$4,878,505	$1,495,936

Net assets, end of period	$2,076,613	$3,513,258	$6,246,849	$34,408	$4,411,113	$1,418,177

Units Issued, Transferred and Redeemed:
Beginning balance	209,996.35	286,462.82	520,318.72	6,030.16	277,560.28	129,068.00
Units issued	2,469.50	14,530.63	13,668.42	834.15	1,617.87	1,917.73
Units transferred	(9,085.16)	2,094.11	(13,829.13)	269.88	(6,487.28)	(6,367.06)
Units redeemed	(45,196.73)	(66,523.15)	(104,900.78)	(4,290.58)	(50,563.11)	(17,294.02)
Ending balance	158,183.96	236,564.41	415,257.23	2,843.61	222,127.76	107,324.65

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Dreyfus Variable Investment Fund				DWS Variable Series II
		Opportunistic	Quality	Socially	Dreman	Large Cap	Small Cap
	Appreciation	Small Cap	Bond	Responsible	Small Mid Cap Value	Value	Index

Net investment gain (loss)	$22,656	$(3,261)	$29,016	$(1,912)	$(15,024)	$611	$(330)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	16

Net realized gain (loss) from shares sold	50,176	2,648	58,147	13,744	214,594	(1,692)	3,377

Net unrealized appreciation on investments	14,958	37,661	10,350	24,043	95,325	20,207	5,897

Net realized and unrealized gain on investments	65,134	40,309	68,497	37,787	309,919	18,515	9,290

Increase in net assets resulting from operations	87,790	37,048	97,513	35,875	294,895	19,126	8,960

Accumulation unit transactions:
Participant deposits	23,844	33,944	152,821	—	102,986	47,429	11,239
Transfers between investment
sub-accounts and general account, net	(84,962)	7,766	311,146	(4,053)	(129,502)	512	(877)
Net surrenders and lapses	(164,167)	(11,247)	(586,611)	(58,138)	(560,236)	(60,964)	(993)
Contract benefits	—	—	(42,013)	—	(12,662)	—	—
Loan collateral interest received	—	—	—	—	59	59	—
Transfers for policy loans	—	—	—	—	(134)	(101)	—
Contract charges	(652)	(332)	(944)	(320)	(1,089)	(226)	(53)
Other	478	(419)	(20)	(1)	(176)	(182)	—

Total net accumulation unit transactions	(225,459)	29,712	(165,621)	(62,512)	(600,754)	(13,473)	9,316

(Decrease) increase in net assets	(137,669)	66,760	(68,108)	(26,637)	(305,859)	5,653	18,276

Net assets, beginning of period	$1,025,357	$188,806	$2,053,745	$350,925	$2,722,326	$247,948	$54,384

Net assets, end of period	$887,688	$255,566	$1,985,637	$324,288	$2,416,467	$253,601	$72,660

Units Issued, Transferred and Redeemed:
Beginning balance	77,519.45	22,022.39	153,808.86	44,826.97	181,880.32	25,926.55	3,506.21
Units issued	1,680.56	3,485.42	11,871.84	—	6,425.59	4,766.56	699.92
Units transferred	(5,988.24)	797.42	24,171.26	(474.04)	(8,080.00)	51.46	(54.62)
Units redeemed	(11,582.98)	(1,231.97)	(48,909.30)	(6,837.35)	(35,828.36)	(6,172.04)	(65.14)
Ending balance	61,628.79	25,073.26	140,942.66	37,515.58	144,397.55	24,572.53	4,086.37

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Fidelity Variable Insurance Products
	Equity		High					III Value	V Investment	V Money
	Income	Growth	Income	Overseas	II Contrafund	II Index 500	III Mid Cap	Strategies	Grade Bond	Market

Net investment gain (loss)	$90,862	$(46,524)	$191,565	$20,590	$(13,098)	$60,305	$(33,687)	$(1,656)	$84,208	$(67,260)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	369,095	—	—	14,124	—	135,559	319,042	—	277,386	—

Net realized (loss) gain from shares sold	(116,667)	242,078	178,964	(42,179)	52,021	169,119	350,853	15,967	157,797	—

Net unrealized appreciation (depreciation) on investments	503,984	514,802	228,097	775,985	1,244,632	1,012,810	(109,922)	26,633	(46,899)	—

Net realized and unrealized gain on investments	756,412	756,880	407,061	747,930	1,296,653	1,317,488	559,973	42,600	388,284	—

Increase (decrease) in net assets resulting from operations	847,274	710,356	598,626	768,520	1,283,555	1,377,793	526,286	40,944	472,492	(67,260)

Accumulation unit transactions:
Participant deposits	112,638	73,780	268,227	76,270	257,451	249,907	218,467	—	240,431	257,919
Transfers between investment
sub-accounts and general account, net	(196,508)	(69,420)	(195,349)	24,472	(390,124)	(379,911)	32,735	4,945	506,540	5,974,265
Net surrenders and lapses	(933,880)	(1,035,838)	(1,191,487)	(927,973)	(1,739,827)	(1,790,632)	(869,327)	(213,342)	(2,097,204)	(5,866,270)
Contract benefits	(97,546)	(14,408)	(12,833)	(30,338)	(20,235)	(86,853)	(44,098)	—	(158,883)	(20,072)
Loan collateral interest received	—	376	556	40	56	466	—	—	242	520
Transfers for policy loans	—	(1,159)	(2,750)	(74)	(128)	(1,041)	—	—	(1,305)	(22,789)
Contract charges	(4,192)	(3,798)	(2,753)	(3,122)	(6,930)	(7,225)	(2,234)	(72)	(5,187)	(3,573)
Other	188	398	571	(94)	(253)	(170)	359	1	(57)	319

Total net accumulation unit transactions	(1,119,300)	(1,050,069)	(1,135,818)	(860,819)	(1,899,990)	(2,015,459)	(664,098)	(208,468)	(1,515,423)	320,319

(Decrease) increase in net assets	(272,026)	(339,713)	(537,192)	(92,299)	(616,435)	(637,666)	(137,812)	(167,524)	(1,042,931)	253,059

Net assets, beginning of period	$5,925,865	$5,619,421	$5,106,082	$4,300,281	$9,204,435	$10,309,764	$4,201,237	$259,865	$11,313,737	$5,031,327

Net assets, end of period	$5,653,839	$5,279,708	$4,568,890	$4,207,982	$8,588,000	$9,672,098	$4,063,425	$92,341	$10,270,806	$5,284,386

Units Issued, Transferred and Redeemed:
Beginning balance	401,299.59	390,409.02	373,467.07	378,021.81	419,114.10	706,162.05	250,740.88	14,044.55	683,051.81	416,096.61
Units issued	7,075.81	4,642.60	18,135.18	5,966.49	10,633.98	15,695.97	12,030.96	—	14,160.28	21,662.20
Units transferred	(12,344.44)	(4,368.25)	(13,207.80)	1,914.41	(16,114.03)	(23,861.16)	1,802.71	238.83	29,832.87	501,768.75
Units redeemed	(65,044.69)	(66,349.84)	(81,721.54)	(75,221.48)	(72,998.83)	(118,420.22)	(50,405.49)	(10,307.23)	(133,244.57)	(496,527.87)
Ending balance	330,986.27	324,333.53	296,672.91	310,681.23	340,635.22	579,576.64	214,169.06	3,976.15	593,800.39	442,999.69

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	Mutual Shares	Small Cap	Small-Midcap	US
	Securities	Real Estate	Discovery	Securities	Value	Growth	Government

Net investment gain (loss)	$41,720	$(17,043)	$8,225	$5,328	$(3,323)	$(5,835)	$15,302

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	26,609	—	—	26,586	—

Net realized gain (loss) from shares sold	33,215	31,922	3,629	18,580	31,074	27,622	25,094

Net unrealized appreciation (depreciation) on investments	328,404	259,948	23,106	92,163	56,646	(2,680)	(29,929)

Net realized and unrealized gain (loss) on investments	361,619	291,870	53,344	110,743	87,720	51,528	(4,835)

Increase in net assets resulting from operations	403,339	274,827	61,569	116,071	84,397	45,693	10,467

Accumulation unit transactions:
Participant deposits	27,268	43,616	18,767	14,483	9,378	24,049	88,976
Transfers between investment
sub-accounts and general account, net	(58,088)	46,603	(72,266)	(45,071)	(20)	4,982	(37,965)
Net surrenders and lapses	(556,836)	(241,963)	(21,840)	(280,322)	(101,484)	(216,173)	(455,152)
Contract benefits	(13,453)	(5,832)	—	—	(7,948)	—	(45,018)
Loan collateral interest received	—	59	—	—	—	—	—
Transfers for policy loans	—	(104)	—	—	—	—	—
Contract charges	(1,918)	(739)	(332)	(908)	(376)	(192)	(620)
Other	964	(260)	(1)	(66)	165	121	192

Total net accumulation unit transactions	(602,063)	(158,620)	(75,672)	(311,884)	(100,285)	(187,213)	(449,587)

(Decrease) increase in net assets	(198,724)	116,207	(14,103)	(195,813)	(15,888)	(141,520)	(439,120)

Net assets, beginning of period	$2,833,230	$1,124,684	$522,476	$1,021,862	$560,684	$479,754	$1,637,151

Net assets, end of period	$2,634,506	$1,240,891	$508,373	$826,049	$544,796	$338,234	$1,198,031

Units Issued, Transferred and Redeemed:
Beginning balance	221,431.90	107,686.16	40,131.57	86,948.86	38,831.59	38,016.81	144,727.38
Units issued	2,030.39	3,607.93	1,310.56	1,140.40	608.93	1,733.84	7,828.00
Units transferred	(4,325.27)	3,855.01	(5,046.59)	(3,548.92)	(1.30)	359.18	(3,340.12)
Units redeemed	(42,535.17)	(20,584.03)	(1,548.42)	(22,149.46)	(7,119.36)	(15,590.34)	(44,042.03)
Ending balance	176,601.85	94,565.07	34,847.12	62,390.88	32,319.86	24,519.49	105,173.23

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Invesco V. I. Funds				JP Morgan Insurance Trust
	Capital	Global	Mid		International	Small
	Development (1)	Health Care	Cap Growth (2)	Technology	Equity	Cap Core

Net investment (loss) gain	$(4,256)	$(23,310)	$(6,265)	$(12,791)	$11,863	$(6,526)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	202	—	—	—

Net realized (loss) gain from shares sold	(67,490)	89,334	(13,850)	104,920	(3,001)	14,711

Net unrealized appreciation (depreciation) on investments	188,997	229,930	(9,910)	15,698	257,442	84,125

Net realized and unrealized gain (loss) on investments	121,507	319,264	(23,558)	120,618	254,441	98,836

Increase (decrease) in net assets resulting from operations	117,251	295,954	(29,823)	107,827	266,304	92,310

Accumulation unit transactions:
Participant deposits	416	22,008	3,778	7,135	13,406	6,052
Transfers between investment
sub-accounts and general account, net	(949,722)	(96,068)	961,915	(87,208)	(28,724)	(3,201)
Net surrenders and lapses	(53,635)	(254,653)	(272,211)	(265,668)	(272,276)	(81,426)
Contract benefits	(860)	(13,578)	(18,076)	(3,169)	(13,118)	—
Loan collateral interest received	—	241	—	475	19	—
Transfers for policy loans	—	(792)	—	(2,212)	(34)	(3)
Contract charges	(77)	(1,216)	(360)	(884)	(947)	(476)
Other	(28)	474	20	28	156	21

Total net accumulation unit transactions	(1,003,906)	(343,584)	675,066	(351,503)	(301,518)	(79,033)

(Decrease) increase in net assets	(886,655)	(47,630)	645,243	(243,676)	(35,214)	13,277

Net assets, beginning of period	$886,655	$1,620,561	$—	$1,028,466	$1,476,197	$536,510

Net assets, end of period	$—	$1,572,931	$645,243	$784,790	$1,440,983	$549,787

Units Issued, Transferred and Redeemed:
Beginning balance	108,479.47	154,939.91	—	222,342.59	138,245.68	35,655.24
Units issued	44.95	1,844.58	369.09	1,374.80	1,120.67	360.50
Units transferred	(102,624.49)	(8,051.86)	93,974.39	(16,803.64)	(2,401.17)	(190.68)
Units redeemed	(5,899.93)	(22,589.93)	(28,392.84)	(52,300.38)	(23,924.77)	(4,877.62)
Ending balance	—	126,142.70	65,950.64	154,613.37	113,040.41	30,947.44

(1) During 2012, the Invesco V.I. Capital Development Fund was liquidated.

(2) During 2012, the Invesco V.I. Mid Cap Growth Fund was added.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Neuberger Berman Advisors Management Trust					Oppenheimer Variable Products
	Mid Cap	Large Cap	Short	Small Cap	Socially		Main Street	Global Strategic
	Growth	Value (3)	Duration Bond	Growth	Responsive	Balanced	Small & Mid Cap	Income

Net investment (loss) gain	$(7,976)	$(13,855)	$129,318	$(11,268)	$(267)	$(101)	$(609)	$33,046

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	—	8,756

Net realized gain (loss) from shares sold	32,987	33,635	(121,616)	71,514	4,655	1,163	219	3,492

Net unrealized appreciation (depreciation) on investments	40,247	169,591	277,850	3,101	(1,912)	1,968	8,638	50,703

Net realized and unrealized gain on investments	73,234	203,226	156,234	74,615	2,743	3,131	8,857	62,951

Increase in net assets resulting from operations	65,258	189,371	285,552	63,347	2,476	3,030	8,248	95,997

Accumulation unit transactions:
Participant deposits	23,272	12,992	184,731	50,086	1,354	13,703	3,578	198,830
Transfers between investment sub-accounts and general account, net	2,435	(40,831)	181,513	(32,172)	(14,798)	1,561	19,582	367,650
Net surrenders and lapses	(193,365)	(301,510)	(1,710,800)	(196,897)	—	(1,069)	—	(159,941)
Contract benefits	—	(4,131)	(157,058)	(1,565)	—	—	—	—
Loan collateral interest received	—	59	—	—	—	—	—	—
Transfers for policy loans	—	(109)	—	—	—	—	—	—
Contract charges	(194)	(524)	(3,691)	(718)	(10)	(9)	(10)	(495)
Other	50	(353)	22	160	(2)	15	(1)	5

Total net accumulation unit transactions	(167,802)	(334,407)	(1,505,283)	(181,106)	(13,456)	14,201	23,149	406,049

(Decrease) increase in net assets	(102,544)	(145,036)	(1,219,731)	(117,759)	(10,980)	17,231	31,397	502,046

Net assets, beginning of period	$662,984	$1,399,251	$9,498,210	$853,222	$28,740	$21,035	$43,795	$691,255

Net assets, end of period	$560,440	$1,254,215	$8,278,479	$735,463	$17,760	$38,266	$75,192	$1,193,301

Units Issued, Transferred and Redeemed:
Beginning balance	41,076.90	116,413.78	915,467.34	89,804.03	1,923.35	1,585.15	2,593.19	50,095.48
Units issued	1,352.57	996.93	17,419.14	4,885.93	84.25	987.42	192.25	13,422.05
Units transferred	141.52	(3,133.14)	17,115.70	(3,138.41)	(920.80)	112.48	1,052.16	24,818.27
Units redeemed	(11,246.72)	(23,524.26)	(176,474.94)	(19,414.57)	(0.75)	(76.60)	(0.59)	(10,829.92)
Ending balance	31,324.27	90,753.31	773,527.24	72,136.98	1,086.05	2,608.45	3,837.01	77,505.88

(3) During 2012, the Neuberger Partners Portfolio was renamed Large Cap Value Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Sentinel Variable Products Trust
			Common		Small
	Balanced	Bond	Stock	Mid Cap	Company

Net investment gain (loss)	$49,352	$214,364	$54,245	$(69,832)	$(171,756)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	488,128	419,870	427,481	—	2,159,135

Net realized gain from shares sold	189,984	66,715	1,161,804	335,516	860,093

Net unrealized appreciation (depreciation) on investments	58,231	71,931	1,375,752	350,766	(1,110,870)

Net realized and unrealized gain on investments	736,343	558,516	2,965,037	686,282	1,908,358

Increase in net assets resulting from operations	785,695	772,880	3,019,282	616,450	1,736,602

Accumulation unit transactions:
Participant deposits	150,066	352,856	618,683	97,207	373,710
Transfers between investment sub-accounts and general account, net	529,167	950,663	(1,386,667)	(50,113)	(509,313)
Net surrenders and lapses	(1,399,913)	(3,484,670)	(4,756,323)	(1,184,234)	(3,611,347)
Contract benefits	(39,633)	(216,600)	(310,540)	(14,698)	(157,354)
Loan collateral interest received	—	385	—	—	297
Transfers for policy loans	—	(1,052)	(3)	(404)	(2,243)
Contract charges	(7,975)	(8,328)	(13,242)	(4,205)	(10,695)
Other	(188)	(437)	(173)	490	2,689

Total net accumulation unit transactions	(768,476)	(2,407,183)	(5,848,265)	(1,155,957)	(3,914,256)

Increase (decrease) in net assets	17,219	(1,634,303)	(2,828,983)	(539,507)	(2,177,654)

Net assets, beginning of period	$8,243,589	$16,292,975	$24,097,583	$6,087,716	$18,760,889

Net assets, end of period	$8,260,808	$14,658,672	$21,268,600	$5,548,209	$16,583,235

Units Issued, Transferred and Redeemed:
Beginning balance	499,377.33	855,337.59	1,400,464.93	377,811.11	558,093.81
Units issued	8,591.77	18,001.16	32,946.86	5,632.18	10,424.20
Units transferred	30,296.55	48,498.64	(73,844.48)	(2,903.55)	(14,206.68)
Units redeemed	(82,886.09)	(189,303.67)	(270,541.30)	(69,704.92)	(105,401.07)
Ending balance	455,379.56	732,533.72	1,089,026.01	310,834.82	448,910.26

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2012

	T Rowe Price Equity Series				Van Eck VIPT			Wells Fargo Variable Trust Funds
	Blue Chip	Equity	Health	Personal	Global	Emerging	Global Hard
	Growth	Income	Sciences	Strategy	Bond	Markets	Assets	Discovery	Opportunity

Net investment (loss) gain	$(40,338)	$40,832	$(18,876)	$1,991	$26,498	$(29,381)	$(15,034)	$(38,325)	$(34,805)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	24,204	10,874	43,238	—	164,914	—	927

Net realized gain (loss) from shares sold	259,175	773,784	142,058	3,811	(827)	141,222	(2,195)	206,055	49,739

Net unrealized appreciation (depreciation) on investments	227,297	392,276	192,113	22,248	51,285	407,511	(93,516)	251,199	340,376

Net realized and unrealized gain on investments	486,472	1,166,060	358,375	36,933	93,696	548,733	69,203	457,254	391,042

Increase in net assets resulting from operations	446,134	1,206,892	339,499	38,924	120,194	519,352	54,169	418,929	356,237

Accumulation unit transactions:
Participant deposits	65,080	264,125	54,589	67,810	109,429	72,584	100,108	58,911	41,271
Transfers between investment sub-accounts and general account, net	(219,814)	(761,169)	(109,205)	145,911	270,597	(63,086)	80,357	(77,790)	41,755
Net surrenders and lapses	(531,651)	(1,641,783)	(160,519)	(37,079)	(568,753)	(351,457)	(352,183)	(381,988)	(397,857)
Contract benefits	(2,786)	(214,041)	(24,473)	—	(130,791)	(38,813)	(35,759)	(9,295)	(6,260)
Loan collateral interest received	—	—	—	—	—	—	—	506	—
Transfers for policy loans	—	—	—	—	—	—	—	(982)	(4)
Contract charges	(1,948)	(2,548)	(832)	(261)	(917)	(502)	(568)	(2,254)	(2,545)
Other	801	5,940	430	1,182	(80)	696	899	(230)	374

Total net accumulation unit transactions	(690,318)	(2,349,476)	(240,010)	177,563	(320,515)	(380,578)	(207,146)	(413,122)	(323,266)

(Decrease) increase in net assets	(244,184)	(1,142,584)	99,489	216,487	(200,321)	138,774	(152,977)	5,807	32,971

Net assets, beginning of period	$2,848,829	$8,822,136	$1,203,753	$182,623	$3,113,676	$1,979,489	$1,996,911	$2,669,505	$2,639,533

Net assets, end of period	$2,604,645	$7,679,552	$1,303,241	$399,110	$2,913,356	$2,118,263	$1,843,934	$2,675,313	$2,672,504

Units Issued, Transferred and Redeemed:
Beginning balance	234,388.30	754,868.47	74,895.39	12,332.93	250,835.70	97,834.22	123,208.92	122,589.41	115,456.54
Units issued	4,720.71	20,792.12	2,757.96	4,355.45	8,653.05	3,060.30	5,612.75	2,391.37	1,639.11
Units transferred	(15,944.65)	(59,919.78)	(5,517.32)	9,371.90	21,397.37	(2,659.83)	4,505.38	(3,157.71)	1,658.35
Units redeemed	(38,849.67)	(145,824.86)	(9,366.54)	(2,322.44)	(55,394.96)	(16,446.44)	(21,732.16)	(16,003.49)	(16,136.22)
Ending balance	184,314.69	569,915.95	62,769.49	23,737.84	225,491.16	81,788.25	111,594.89	105,819.58	102,617.78

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Annuity Account II (the “Variable Account”) began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  The operations of the Variable Account are part of National Life Insurance Company (“National Life”).  The Variable Account was established by National Life as a separate account to invest the net purchase payments received from the sale of certain variable annuity products.  Equity Services, Inc., a control affiliate of National Life, is the principal underwriter for the variable annuity contracts issued by National Life.

The Variable Account invests the accumulated contractholder contract values in shares of mutual fund portfolios within The Alger Portfolios, AllianceBernstein Variable Products Series (“VPS”) Fund Inc., American Century Variable Portfolios (“ACVP”) Inc., Dreyfus Variable Investment Fund, DWS Variable Series II, Fidelity Variable Insurance Product Funds (“FVIPF”), Franklin Templeton Variable Insurance Products Trust, Invesco Variable Insurance Funds, JP Morgan Insurance Trust,  Neuberger Berman Advisors Management Trust, Oppenheimer Variable Account Funds, Sentinel Variable Products Trust (“SVPT”), T Rowe Price Equity Series Inc., Van Eck VIP Trust, and Wells Fargo Variable Trust.  Net purchase payments received by the Variable Account are deposited in the portfolios as designated by the contractholder.  Contractholders may also direct the allocations of their contract value to a declared interest account within the General Account of National Life and may transfer contract value between the portfolios within the Variable Account and the declared interest account.  Sentinel Asset Management, Inc., an affiliate that is controlled by National Life, provides investment advisory services for the SVPT portfolios.  Sentinel Administrative Services, Inc., an affiliate that is controlled by National Life, provides transfer agent and administrative services to the SVPT portfolios.

There are sixty-four sub-accounts within the Variable Account as of December 31, 2013.  Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contractholder contract values of the underlying variable annuity contracts investing in the sub-account.

During 2013, the following changes were made: the Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value, the Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund, the Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund, and the Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

During 2012, the following changes were made: the Invesco V.I. Capital Development fund was liquidated and the Invesco V.I. Mid Cap Growth Fund was added, and the Neuberger Trust Partners Portfolio was renamed Neuberger Large Cap Value Portfolio.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies followed in the preparation of the Variable Account’s financial statements:

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

The portfolios consist of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Small Cap Growth Fund, Alliance Bernstein VPS International Growth Fund, AllianceBernstein VPS International Value Fund, AllianceBernstein VPS Small/Mid Cap Value Fund, AllianceBernstein VPS Value Fund, ACVP Income & Growth Fund, ACVP Inflation Protection Fund, ACVP International Fund, ACVP Ultra Fund, ACVP Value Fund, ACVP Vista Fund, Dreyfus Appreciation Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Quality Bond Fund, Dreyfus Socially Responsible Growth Fund, DWS Variable Series II Small Mid Cap Value VIP, DWS Investments VIT Small Cap Index VIP, DWS Variable Series II Large Cap Value VIP, FVIPF Equity Income, FVIPF Growth, FVIPF High Income, FVIPF Overseas,  FVIPF II Contrafund,  FVIPF II Index 500, FVIPF III Mid Cap, FVIPF III Value Strategies, FVIPF V Investment Grade Bond, FVIPF V Money Market, Franklin Templeton Foreign Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Mutual Global Discovery Securities, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton Small-Midcap Growth Securities Fund, Franklin Templeton US Government, Invesco V.I. Mid Cap Growth Fund, Invesco V.I Global Health Care Fund, Invesco V.I Technology Fund, JP Morgan Insurance Trust International Equity, JP Morgan Insurance Trust Small Cap Core, Neuberger Berman Mid Cap Growth, Neuberger Berman Large Cap Value, Neuberger Berman Short Duration Bond, Neuberger Berman Small Cap Growth, Neuberger Berman Socially Responsive, Oppenheimer Capital Income Fund/VA, Oppenheimer Main Street Small Cap/VA, Oppenheimer Global Strategic Income/VA, SVPT Balanced, SVPT Bond, SVPT Common Stock, SVPT Mid Cap, SVPT Small Company, T Rowe Price Blue Chip Growth, T Rowe Price Equity Income, T Rowe Price Health Sciences, T Rowe Price Personal Strategy Balanced, Van Eck VIP Trust Unconstrained Emerging Markets Bond, Van Eck VIP Trust Emerging Markets, Van Eck VIP Trust Global Hard Assets, Wells Fargo Variable Trust Discovery, and Wells Fargo Variable Trust Opportunity.

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies.  Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

Investments in the portfolios are valued at the closing net asset value per share as determined by each portfolio’s administrator, and are classified under Level 1 of the three-tier hierarchy established in Accounting Standards Codification (“ASC”) 820.  Under that hierarchy, Level 1 inputs consist of quoted prices in active markets for identical investments.  During 2013, there were no significant transfers between levels.  The change in the difference between cost and market value is reflected as unrealized appreciation (depreciation) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date.  The cost of investments sold was determined using the first in, first out method.

Contract Loans

Contractholders may obtain loans as outlined in the variable annuity contract.  At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life.  Interest is credited by National Life at predetermined rates on collateral held in the General Account.  This interest is periodically transferred to the Variable Account.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policyholder Transactions

Payments received from contractholders represent deposits under the contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes.  Contractholders may allocate contract value to the Variable Account and to the guaranteed interest account of National Life’s General Account.  Transfers between the Variable Account and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to contractholders and beneficiaries made under the terms of the contracts and amounts that contractholders have requested to be withdrawn and paid to them.  Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations.  Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Federal Income Taxes

The operations of the Variable Account are part of and taxed with, the total operations of National Life, under Subchapter L of the Internal Revenue Code (IRC).  Under the current provisions of the IRC, National Life does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Variable Account.  Based on this, no Federal income tax provision is required.  National Life will review periodically the status of this policy in the event of changes in the tax law.  The Variable Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2013.

Subsequent Events

National Life has evaluated events subsequent to December 31, 2013 and through the financial statement issuance date.  National Life has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a contract.  Such charges reimburse National Life for the insurance and other benefits provided, its assumption of mortality and expense risks, and contract administration.  The mortality risk assumed is that the annuitants under the contract may die later than anticipated.  The expense risk assumed is that expenses incurred in issuing and administering the contracts may exceed expected levels.

Charges and Deductions
Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Mortality and Expense Risk Charge	Daily	Annual Rate of 1.25% of the average daily net assets of each sub-account of the Variable Account	Deducted from sub-accounts as a Reduction in Unit Value
Administration Charge	Daily	Annual Rate of 0.15% of the average daily net assets of each sub-account of the Variable Account	Deducted from sub-accounts as a Reduction in Unit Value
Contingent Deferred Sales Charge	Upon Withdrawal or Surrender, depending on the specifics and duration of the Contract	0% - 7% of Net Purchase Payments withdrawn or surrendered	Deducted from Accumulated Value upon Surrender or Lapse
Annual Contract Fee	Annually on Contract Anniversary on Contract Values under $50,000	$30	Unit Liquidation from Contract Value
Transfer Charge	Upon making a Transfer	Currently no amount is assessed	Deducted from Transfer amount
Premium Taxes	Upon Purchase Payment, Annuitization, Death of owner, or Surrender, depending on specifics of the Contract	Amount of Premium Taxes, up to 3.5%	Deducted from Purchase Payment or by Unit Liquidation from Contract Value
Riders	On the Date of Issue of the Contract and on each Monthly Contract Date	Amounts vary depending on the specifics of the Contract	Unit liquidation from Contract Value

The SVPT portfolios are managed by an affiliate of National Life.  During the year ended December 31, 2013, management fees were paid directly by the sub-accounts to the affiliate investment manager.  The advisory agreement provides for fees ranging from 0.40% to 0.55% based on individual portfolios and average daily net assets.  The effective advisory fee rate paid by the sub-accounts in 2013 was 0.48%.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2013 are set forth below:

Portfolio	Shares	Cost
Alger American Fund
Capital Appreciation	30,379	$1,598,697
Large Cap Growth	204,655	7,071,632
Small Cap Growth	59,950	1,728,921

AllianceBernstein Variable Portfolios
International Growth	21,111	344,646
International Value	266,832	3,242,961
Small/Mid Cap Value	130,386	1,906,192
VPS Value	3,754	46,439

American Century Variable Portfolios
VP Income & Growth	266,169	1,770,793
VP Inflation Protection	235,789	2,677,773
VP International	565,110	3,952,109
VP Ultra	2,413	23,857
VP Value	582,645	3,289,525
VP Vista	59,727	832,450

Dreyfus Variable Investment Fund
VIF Appreciation Portfolio	16,290	575,219
VIF Opportunistic Small Cap Portfolio	8,052	251,738
VIF Quality Bond Portfolio	152,464	1,823,039
Socially Responsible Growth	10,342	282,122

DWS Variable Series II
DWS Small Mid Cap Value VIP(1)	142,602	1,409,390
DWS Large Cap Value VIP	20,539	277,066
VIT Small Cap Index VIP	5,850	71,023

Fidelity Variable Insurance Product Funds
Equity Income	263,849	5,658,482
Growth	105,389	3,802,502
High Income	731,776	3,950,311
Overseas	228,911	3,622,171
II Contrafund	279,766	7,116,688
II Index 500	57,256	7,730,147
III Mid Cap	129,120	3,387,927
III Value Strategies	7,389	93,164
V Investment Grade Bond	681,714	8,748,614
V Money Market	6,436,279	6,436,279

Franklin Templeton VIP Trust
Foreign Securities	149,704	1,968,663
Global Real Estate	84,367	1,042,921
Mutual Global Discovery Securities	29,261	591,858
Mutual Shares Securities	46,457	750,901
Small Cap Value Securities	25,864	354,087

(1)         During 2013, DWS Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 — INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2013 are set forth below:

Portfolio	Shares	Cost
Franklin Templeton VIP Trust (continued)
Small-Midcap Growth Securities	13,666	$277,991
US Government	74,789	1,007,849
Invesco Variable Insurance Funds
Global Health Care	70,668	1,209,983
Mid Cap Growth	142,295	571,892
Technology	47,379	670,455

JP Morgan Series Insurance Trust
International Equity	127,566	1,247,466
Small Cap Core	31,033	432,378

Neuberger Berman Advisors Management Trust
Mid-Cap Growth	17,658	467,037
Large Cap Value	94,596	969,604
Short Duration Bond	640,046	7,243,432
Small Cap Growth	40,017	404,247
Socially Responsive	1,380	21,032

Oppenheimer Variable Products
Capital Income Fund/VA(2)	6,278	77,788
Main Street Small Cap/VA(3)	4,472	97,081
Global Strategic Income/VA	222,515	1,248,220

Sentinel Variable Products Trust
Balanced	703,635	8,507,322
Bond	1,289,755	13,175,843
Common Stock	1,275,519	16,729,265
Mid Cap	415,486	4,330,917
Small Company	1,087,715	14,859,509

T Rowe Price Equity Series
Blue Chip Growth	154,018	1,382,326
Equity Income	264,040	4,364,977
Health Sciences	65,283	1,151,294
Personal Strategy Balanced	26,589	517,586

Van Eck VIPT
Unconstrained Emerging Markets Bond(4)	229,073	2,629,341
Emerging Markets	142,795	1,642,800
Global Hard Assets	60,959	1,720,256

Wells Fargo Variable Trust Funds
Discovery	87,729	1,563,414
Opportunity	111,738	1,931,704

(2)         During 2013, Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund.

(3)         During 2013, Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund.

(4)         During 2013, Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2013 are set forth below:

Portfolio	Purchases	Sales Proceeds
Alger American Fund
Capital Appreciation	$549,967	$332,559
Large Cap Growth	1,037,105	3,942,083
Small Cap Growth	277,968	245,142

AllianceBernstein Variable Portfolios
International Growth	41,204	258,618
International Value	667,747	1,474,329
Small/Mid Cap Value	595,694	1,545,956
VPS Value	39,835	36,730

American Century Variable Portfolios
VP Income & Growth	125,931	424,030
VP Inflation Protection	794,719	1,427,868
VP International	739,758	2,032,918
VP Ultra	5,482	15,284
VP Value	306,665	1,025,314
VP Vista	56,344	480,592

Dreyfus Variable Investment Fund
VIF Appreciation Portfolio	68,944	315,155
VIF Opportunistic Small Cap Portfolio	104,985	108,955
VIF Quality Bond Portfolio	647,965	739,721
Socially Responsible Growth	34,523	9,903

DWS Variable Series II
DWS Small Mid Cap Value VIP(1)	333,788	1,010,505
DWS Large Cap Value VIP	149,894	145,096
VIT Small Cap Index Value VIP	17,938	11,916

Fidelity Variable Insurance Product Funds
Equity Income	1,139,494	1,626,074
Growth	961,835	1,997,020
High Income	753,299	1,083,868
Overseas	337,020	915,492
II Contrafund	938,172	2,298,693
II Index 500	984,228	2,568,890
III Mid Cap	1,169,582	1,310,054
III Value Strategies	95,729	110,922
V Investment Grade Bond	1,930,108	3,296,826
V Money Market	8,452,216	7,300,323

Franklin Templeton VIP Trust
Foreign Securities	574,808	1,091,753
Global Real Estate	381,740	417,793
Mutual Global Discovery Securities	178,776	76,232
Mutual Shares Securities	105,038	133,327
Small Cap Value Securities	105,948	194,497

(1)         During 2013, DWS Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2013 are set forth below:

Portfolio	Purchases	Sales Proceeds
Franklin Templeton VIP Trust (continued)
Small-Midcap Growth Securities	$67,916	$133,555
US Government	174,862	355,287

Invesco Variable Insurance Funds
Global Health Care	236,387	358,675
Mid Cap Growth	41,680	143,316
Technology	127,198	110,704

JP Morgan Insurance Trust
International Equity	106,827	214,919
Small Cap Core	33,964	59,200

Neuberger Berman Advisors Management Trust
Mid-Cap Growth	80,098	96,492
Large Cap Value	142,101	328,542
Short Duration Bond	1,879,236	3,155,059
Small Cap Growth	46,585	295,339
Socially Responsive	5,412	497

Oppenheimer Variable Products
Capital Income Fund/VA(2)	45,971	4,593
Main Street Small Cap/VA(3)	61,376	44,316
Global Strategic Income/VA	379,323	285,514

Sentinel Variable Products Trust
Balanced	2,077,157	1,778,931
Bond	2,637,279	4,256,811
Common Stock	3,746,402	5,936,456
Mid Cap	1,103,986	1,480,794
Small Company	4,120,298	5,638,272

T Rowe Price Equity Series
Blue Chip Growth	164,848	853,780
Equity Income	765,234	2,847,880
Health Sciences	685,003	645,547
Personal Strategy Balanced	209,157	76,864

Van Eck VIPT
Unconstrained Emerging Markets Bond(4)	1,074,164	1,241,459
Emerging Markets	751,030	960,094
Global Hard Assets	740,813	811,263

Wells Fargo Variable Trust Funds
Discovery	274,103	842,190
Opportunity	87,809	589,412

(2)         During 2013, Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund.

(3)         During 2013, Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products    Main Street Small Cap Fund.

(4)         During 2013, Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended December 31, 2013, 2012, 2011, 2010, and 2009 are shown below.  Information for the years ended December 31, 2013, 2012, 2011, 2010, and 2009 reflects the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts.  Certain ratios presented for the prior years reflect the presentation used in the current year.

	At December 31, 2013			For the Year Ended December 31, 2013
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Alger American Fund
Capital Appreciation	119,939.63	18.59	2,230,093	0.37%	1.40%	33.32%
Large Cap Growth	563,177.84	22.82	12,850,272	0.74%	1.40%	33.21%
Small Cap Growth	91,210.64	21.45	1,956,766	0.00%	1.40%	32.41%

AllianceBernstein Variable Products
International Growth	23,468.50	17.33	406,817	0.93%	1.40%	12.03%
International Value	255,095.48	15.68	3,999,808	6.10%	1.40%	21.30%
Small/Mid Cap Value	108,888.32	27.41	2,984,528	0.59%	1.40%	36.15%
VPS Value	2,681.89	19.90	53,379	2.23%	1.40%	34.96%

American Century Variable Portfolios
VP Income & Growth	138,805.97	17.58	2,440,767	2.19%	1.40%	33.94%
VP Inflation Protection	183,822.76	13.44	2,471,072	1.89%	1.40%	-9.48%
VP International	334,208.73	18.16	6,069,285	1.80%	1.40%	20.72%
VP Ultra	2,171.37	16.36	35,517	0.54%	1.40%	35.18%
VP Value	190,847.05	25.80	4,923,348	1.64%	1.40%	29.91%
VP Vista	79,750.51	16.96	1,352,822	0.00%	1.40%	28.37%

Dreyfus Variable Investment Fund
VIF Appreciation	45,407.09	17.20	781,111	1.94%	1.40%	19.43%
VIF Opportunistic Small Cap	25,359.91	14.93	378,674	0.00%	1.40%	46.50%
VIF Quality Bond	132,077.33	13.68	1,806,693	2.89%	1.40%	-2.90%
Socially Responsible Growth	39,806.11	11.45	455,873	1.16%	1.40%	32.49%

DWS Variable Series II
DWS Small Mid Cap Value VIP (1)	109,502.53	22.23	2,434,216	0.83%	1.40%	32.84%
DWS Large Cap Value VIP	24,718.38	13.29	328,415	4.63%	1.40%	28.74%
VIT Small Cap Index VIP	4,256.71	24.31	103,483	0.55%	1.40%	36.72%

Fidelity Variable Insurance Products
Equity Income	284,658.38	21.59	6,145,047	2.39%	1.40%	26.38%
Growth	275,136.20	21.89	6,021,904	0.27%	1.40%	34.45%
High Income	263,772.96	16.09	4,244,302	5.81%	1.40%	4.48%
Overseas	271,181.63	17.42	4,724,730	1.33%	1.40%	28.63%
II Contrafund	294,402.50	32.64	9,609,966	1.04%	1.40%	29.47%
II Index 500	490,085.90	21.76	10,666,273	1.75%	1.40%	30.42%
III Mid Cap	184,336.01	25.49	4,698,692	0.49%	1.40%	34.35%
III Value Strategies	3,552.64	29.89	106,177	0.89%	1.40%	28.69%
V Investment Grade Bond	502,912.43	16.75	8,425,990	2.29%	1.40%	-3.14%
V Money Market	547,074.87	11.76	6,436,279	0.01%	1.40%	-1.37%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities	142,661.91	18.09	2,580,891	2.47%	1.40%	21.27%
Global Real Estate	88,758.95	13.24	1,175,234	4.67%	1.40%	0.90%
Mutual Global Discovery	37,053.40	18.41	682,075	2.47%	1.40%	26.18%
Mutual Shares Securities	60,002.31	16.75	1,004,857	2.08%	1.40%	26.49%
Small Cap Value Securities	27,488.37	22.65	622,543	1.29%	1.40%	34.36%
Small-MidCap Growth	19,748.97	18.79	371,172	0.00%	1.40%	36.25%
US Government	87,698.80	11.01	965,521	3.01%	1.40%	-3.35%

(1)         During 2013, DWS Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2013			For the Year Ended December 31, 2013
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Invesco Variable Insurance Funds
Global Health Care	119,888.48	17.28	2,071,991	1.81%	1.40%	38.60%
Mid Cap Growth	57,585.88	13.22	761,279	0.00%	1.40%	35.12%
Technology	146,879.95	6.26	920,100	0.00%	1.40%	23.41%

JP Morgan Series Insurance Trust
International Equity	104,679.01	14.51	1,519,307	1.93%	1.40%	13.86%
Small Cap Core	29,912.60	24.93	745,717	0.54%	1.40%	40.33%

Neuberger Berman Advisors Management Trust
Mid-Cap Growth	30,993.32	23.40	725,200	0.00%	1.40%	30.78%
Large Cap Value	79,603.68	17.87	1,422,729	1.15%	1.40%	29.32%
Short Duration Bond	649,726.81	10.62	6,899,693	2.06%	1.40%	-0.77%
Small Cap Growth	52,535.92	14.66	770,331	0.00%	1.40%	43.82%
Socially Responsive	1,350.37	22.19	29,966	0.75%	1.40%	35.70%

Oppenheimer Variable Products
Capital Income Fund/VA (2)	5,253.50	16.32	85,757	1.85%	1.40%	11.27%
Main Street Small Cap/VA (3)	4,530.63	27.18	123,127	0.64%	1.40%	38.68%
Global Strategic Income/VA	80,900.00	15.13	1,223,830	4.70%	1.40%	-1.74%

Sentinel Variable Products Trust
Balanced	447,641.64	21.27	9,520,182	1.55%	1.40%	17.24%
Bond	639,331.78	19.67	12,575,108	3.01%	1.40%	-1.71%
Common Stock	924,558.76	25.37	23,456,796	1.48%	1.40%	29.91%
Mid Cap Growth	267,751.01	23.29	6,236,452	0.09%	1.40%	30.49%
Small Company	361,685.81	49.08	17,751,512	0.12%	1.40%	32.86%

T Rowe Price Equity Series
Blue Chip Growth	145,549.09	19.63	2,857,031	0.00%	1.40%	38.90%
Equity Income	435,758.10	17.20	7,493,441	1.31%	1.40%	27.62%
Health Sciences	63,126.49	30.82	1,945,442	0.00%	1.40%	48.43%
Personal Strategy Balanced	29,004.73	19.55	567,148	1.48%	1.40%	16.30%

Van Eck VIPT
Unconstrained Emerging Markets Bond (4)	209,810.56	11.57	2,428,172	2.33%	1.40%	-10.42%
Emerging Markets	74,363.37	28.61	2,127,645	1.59%	1.40%	10.47%
Global Hard Assets	106,236.87	18.01	1,913,490	0.68%	1.40%	9.01%

Wells Fargo Advantage Funds
Discovery	86,131.04	35.85	3,088,073	0.01%	1.40%	41.81%
Opportunity	87,059.82	33.56	2,921,955	0.19%	1.40%	28.87%

(2)         During 2013, Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund.

(3)         During 2013, Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund.

(4)         During 2013, Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

(a)  These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2012			For the Year Ended December 31, 2012
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Alger American Fund
Capital Appreciation	119,756.13	13.95	1,670,159	0.97%	1.40%	16.66%
Large Cap Growth	706,406.75	17.13	12,099,619	1.16%	1.40%	8.34%
Small Cap Growth	100,880.01	16.20	1,634,527	0.00%	1.40%	10.94%

AllianceBernstein Variable Products
International Growth	36,807.14	15.47	569,503	1.69%	1.40%	13.93%
International Value	325,771.39	12.93	4,210,888	1.58%	1.40%	12.94%
Small/Mid Cap Value	154,693.89	20.13	3,114,210	0.53%	1.40%	17.10%
VPS Value	2,471.78	14.75	36,453	1.62%	1.40%	14.12%

American Century Variable Portfolios
VP Income & Growth	158,183.96	13.13	2,076,613	2.03%	1.40%	13.15%
VP Inflation Protection	236,564.41	14.85	3,513,258	2.62%	1.40%	6.05%
VP International	415,257.23	15.04	6,246,849	0.89%	1.40%	19.48%
VP Ultra	2,843.61	12.10	34,408	0.00%	1.40%	12.34%
VP Value	222,127.76	19.86	4,411,113	1.90%	1.40%	12.98%
VP Vista	107,324.65	13.21	1,418,177	0.00%	1.40%	14.01%

Dreyfus Variable Investment Fund
VIF Appreciation	61,628.86	14.40	887,688	3.72%	1.40%	8.90%
VIF Opportunistic Small Cap	25,073.26	10.19	255,566	0.00%	1.40%	18.89%
VIF Quality Bond	140,942.66	14.09	1,985,637	2.98%	1.40%	5.51%
Socially Responsible Growth	37,515.58	8.64	324,288	0.83%	1.40%	10.42%

DWS Variable Series II
DWS Dreman Small Mid Cap Value VIP	144,397.55	16.73	2,416,467	0.82%	1.40%	11.81%
DWS Large Cap Value VIP	24,572.53	10.32	253,601	1.62%	1.40%	7.92%
VIT Small Cap Index VIP	4,086.37	17.78	72,660	0.89%	1.40%	14.64%

Fidelity Variable Insurance Products
Equity Income	330,986.27	17.08	5,653,839	2.98%	1.40%	15.68%
Growth	324,333.53	16.28	5,279,708	0.57%	1.40%	13.10%
High Income	296,672.91	15.40	4,568,890	5.28%	1.40%	12.64%
Overseas	310,681.23	13.54	4,207,982	1.88%	1.40%	19.06%
II Contrafund	340,635.22	25.21	8,588,000	1.26%	1.40%	14.80%
II Index 500	579,576.64	16.69	9,672,098	2.01%	1.40%	14.31%
III Mid Cap	214,169.06	18.97	4,063,425	0.60%	1.40%	13.24%
III Value Strategies	3,976.15	23.22	92,341	0.38%	1.40%	25.51%
V Investment Grade Bond	593,800.39	17.30	10,270,806	2.22%	1.40%	4.43%
V Money Market	442,999.69	11.93	5,284,386	0.04%	1.40%	-1.35%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities	176,601.85	14.92	2,634,506	2.97%	1.40%	16.59%
Global Real Estate	94,565.07	13.12	1,240,891	0.00%	1.40%	25.64%
Mutual Global Discovery	34,847.12	14.59	508,373	3.07%	1.40%	12.06%
Mutual Shares Securities	62,390.88	13.24	826,049	2.00%	1.40%	12.66%
Small Cap Value Securities	32,319.86	16.86	544,796	0.80%	1.40%	16.74%
Small-MidCap Growth	24,519.49	13.79	338,234	0.00%	1.40%	9.31%
US Government	105,173.23	11.39	1,198,031	2.68%	1.40%	0.70%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2012			For the Year Ended December 31, 2012
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Invesco Variable Insurance Funds
Global Health Care	126,142.70	12.47	1,572,931	0.00%	1.40%	19.22%
Mid Cap Growth (1)	65,950.64	9.78	645,243	0.00%	1.40%	0.00%
Technology	154,613.37	5.08	784,790	0.00%	1.40%	9.73%

JP Morgan Series Insurance Trust
International Equity	113,040.41	12.75	1,440,983	2.21%	1.40%	19.38%
Small Cap Core	30,947.44	17.77	549,787	0.20%	1.40%	18.06%

Neuberger Berman Advisors Management Trust
Mid-Cap Growth	31,324.27	17.89	560,440	0.00%	1.40%	10.85%
Large Cap Value(2)	90,753.31	13.82	1,254,215	0.40%	1.40%	14.98%
Short Duration Bond	773,527.24	10.70	8,278,479	2.88%	1.40%	3.15%
Small Cap Growth	72,136.98	10.20	735,463	0.00%	1.40%	7.31%
Socially Responsive	1,086.05	16.35	17,760	0.18%	1.40%	9.44%

Oppenheimer Variable Products
Balanced/VA	2,608.45	14.67	38,266	1.02%	1.40%	10.55%
Main Street Small- & Mid Cap/VA	3,837.01	19.60	75,192	0.28%	1.40%	16.04%
Global Strategic Income/VA	77,505.88	15.40	1,193,301	4.76%	1.40%	11.58%

Sentinel Variable Products Trust
Balanced	455,379.56	18.14	8,260,808	1.97%	1.40%	9.89%
Bond	732,533.72	20.01	14,658,672	2.82%	1.40%	5.05%
Common Stock	1,089,026.01	19.53	21,268,600	1.65%	1.40%	13.50%
Mid Cap Growth	310,834.82	17.85	5,548,209	0.22%	1.40%	10.78%
Small Company	448,910.26	36.94	16,583,235	0.45%	1.40%	9.89%

T Rowe Price Equity Series
Blue Chip Growth	184,314.69	14.13	2,604,645	0.00%	1.40%	16.27%
Equity Income	569,915.95	13.47	7,679,552	1.91%	1.40%	15.30%
Health Sciences	62,769.49	20.76	1,303,241	0.00%	1.40%	29.18%
Personal Strategy Balanced	23,737.84	16.81	399,110	1.89%	1.40%	13.54%

Van Eck VIPT
Global Bond	225,491.16	12.92	2,913,356	2.28%	1.40%	4.08%
Emerging Markets	81,788.25	25.90	2,118,263	0.00%	1.40%	28.00%
Global Hard Assets	111,594.89	16.52	1,843,934	0.62%	1.40%	1.95%

Wells Fargo Advantage Funds
Discovery	105,819.58	25.28	2,675,313	0.00%	1.40%	16.10%
Opportunity	102,617.78	26.04	2,672,504	0.09%	1.40%	13.92%

(1)           During 2012, the Invesco V.I. Mid Cap Growth Fund was added.

(2)           During 2012, the Neuberger Partners Portfolio was renamed Large Cap Value Portfolio.

(a)  These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2011			For the Year Ended December 31, 2011
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Alger American Fund
Capital Appreciation	172,315.52	11.95	2,060,007	0.11%	1.40%	-1.68%
Large Cap Growth	864,389.41	15.81	13,666,040	1.02%	1.40%	-1.72%
Small Cap Growth	141,290.03	14.61	2,063,595	0.00%	1.40%	-4.52%

Alliance Bernstein Variable Products
International Growth	47,272.06	13.58	641,983	3.52%	1.40%	-17.02%
International Value	379,339.08	11.44	4,341,467	4.48%	1.40%	-20.37%
Small/Mid Cap Value	206,338.46	17.19	3,547,368	0.32%	1.40%	-9.65%
Value	1,643.76	12.92	21,242	1.79%	1.40%	-4.84%

American Century Variable Portfolios
Income & Growth	209,996.35	11.60	2,436,406	1.58%	1.40%	1.69%
Inflation Protection	286,462.82	14.00	4,011,466	4.51%	1.40%	10.60%
International	520,318.72	12.59	6,551,244	1.54%	1.40%	-13.26%
Ultra	6,030.16	10.77	64,950	0.00%	1.40%	-0.33%
Value	277,560.28	17.58	4,878,505	2.09%	1.40%	-0.38%
Vista	129,068.00	11.59	1,495,936	0.00%	1.40%	-9.17%

Dreyfus Variable Investment Fund
Appreciation	77,519.45	13.23	1,025,357	1.74%	1.40%	7.51%
Opportunistic Small Cap	22,022.39	8.57	188,806	0.46%	1.40%	-15.04%
Quality Bond	153,808.86	13.35	2,053,745	3.39%	1.40%	5.56%
Socially Responsible Growth	44,826.97	7.83	350,925	0.97%	1.40%	-0.49%

DWS Variable Series II
Dreman Small MidCap Value	181,880.32	14.97	2,722,326	0.76%	1.40%	-7.62%
Small Cap Index	3,506.21	15.51	54,384	0.76%	1.40%	-5.73%
Large Cap Value (1)	25,926.55	9.56	247,948	0.00%	1.40%	0.00%

Fidelity Variable Insurance Products
Contrafund	419,114.10	21.96	9,204,435	0.96%	1.40%	-3.87%
Equity Income	401,299.59	14.77	5,925,865	2.36%	1.40%	-0.42%
Growth	390,409.02	14.39	5,619,421	0.35%	1.40%	-1.18%
High Income	373,467.07	13.67	5,106,082	6.62%	1.40%	2.60%
Index 500	706,162.05	14.60	10,309,764	1.90%	1.40%	0.63%
Investment Grade Bond	683,051.81	16.56	11,313,737	3.50%	1.40%	5.85%
Mid Cap	250,740.88	16.76	4,201,237	0.18%	1.40%	-11.85%
Overseas	378,021.81	11.38	4,300,281	1.40%	1.40%	-18.31%
Value Strategies	14,044.55	18.50	259,865	0.57%	1.40%	-10.07%
Money Market (2)	416,096.61	12.09	5,031,327	0.02%	1.40%	0.00%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities	221,431.90	12.80	2,833,230	1.79%	1.40%	-11.87%
Global Real Estate	107,686.16	10.44	1,124,684	8.49%	1.40%	-6.96%
Mutual Global Discovery	40,131.57	13.02	522,476	2.55%	1.40%	-4.07%
Mutual Shares Securities	86,948.86	11.75	1,021,862	2.47%	1.40%	-2.41%
Small Cap Value Securities	38,831.59	14.44	560,684	0.73%	1.40%	-5.09%
Small MidCap Growth	38,016.81	12.62	479,754	0.00%	1.40%	-6.14%
US Government	144,727.38	11.31	1,637,151	4.23%	1.40%	4.50%

(1)           During 2011, the DWS Variable Series II Large Cap Value Fund was added.

(2)           During 2011, the Fidelity VIPF Money Market was added.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2011			For the Year Ended December 31, 2011
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Invesco Variable Insurance Funds
Capital Development (3)	108,479.47	8.17	886,655	0.00%	1.40%	0.00%
Global Health Care	154,939.91	10.46	1,620,561	0.00%	1.40%	2.52%
Technology	222,342.59	4.63	1,028,466	0.19%	1.40%	-6.36%

JP Morgan Series Trust II
International Equity	138,245.68	10.68	1,476,197	2.01%	1.40%	-12.67%
Small Cap Core	35,655.24	15.05	536,510	0.14%	1.40%	-6.09%

Neuberger Berman Advisors Management Trust
Mid Cap Growth	41,076.90	16.14	662,984	0.00%	1.40%	-0.91%
Partners	116,413.78	12.02	1,399,251	0.00%	1.40%	-12.58%
Short Duration Bond	915,467.34	10.38	9,498,210	3.50%	1.40%	-1.09%
Small Cap Growth	89,804.03	9.50	853,222	0.00%	1.40%	-2.43%
Socially Responsive	1,923.35	14.94	28,740	0.52%	1.40%	-4.42%

Oppenheimer Variable Products
Balanced	1,585.15	13.27	21,035	3.68%	1.40%	-1.00%
Main Street Small& Mid Cap	2,593.19	16.89	43,795	0.46%	1.40%	-3.73%
Global Strategic Income Bond	50,095.48	13.80	691,255	2.30%	1.40%	-0.74%

Sentinel Variable Products Trust
Balanced	499,377.33	16.51	8,243,589	2.25%	1.40%	2.62%
Bond	855,337.59	19.05	16,292,975	4.12%	1.40%	5.57%
Common Stock	1,400,464.93	17.21	24,097,583	1.49%	1.40%	0.69%
Mid Cap Growth	377,811.11	16.11	6,087,716	0.01%	1.40%	2.19%
Small Company	558,093.81	33.62	18,760,889	0.00%	1.40%	1.59%

T Rowe Price Equity Series
Blue Chip Growth	234,388.30	12.15	2,848,829	0.00%	1.40%	-0.04%
Equity Income	754,868.47	11.69	8,822,136	1.50%	1.40%	-2.39%
Health Sciences	74,895.39	16.07	1,203,753	0.00%	1.40%	8.86%
Personal Strategies	12,332.93	14.81	182,623	2.09%	1.40%	-1.70%

Van Eck VIPT
Global Bond	250,835.70	12.41	3,113,676	1.26%	1.40%	6.65%
Emerging Markets	97,834.22	20.23	1,979,489	1.21%	1.40%	-26.76%
Global Hard Assets	123,208.92	16.21	1,996,911	0.61%	1.40%	-17.60%

Wells Fargo Advantage Funds
Discovery	122,589.41	21.78	2,669,505	0.00%	1.40%	-0.96%
Opportunity	115,456.54	22.86	2,639,533	0.15%	1.40%	-6.82%

(3)  During 2011, the Invesco V.I Capital Development Fund was added.

(a)  These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2010			For the Year Ended December 31, 2010
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

AIM Invesco Variable Insurance Funds (1)
Dynamics	137,259.21	9.00	1,235,363	0.00%	1.40%	22.11%
Global Health Care	189,817.60	10.20	1,936,639	0.00%	1.40%	3.84%
Technology	278,272.43	4.94	1,374,663	0.00%	1.40%	19.63%

Alger American Fund
Capital Appreciation	193,953.16	12.16	2,358,256	0.39%	1.40%	12.45%
LargeCap Growth	861,743.94	16.09	13,863,044	0.75%	1.40%	11.82%
SmallCap Growth	168,009.27	15.30	2,569,972	0.00%	1.40%	23.56%

Alliance Bernstein Variable Products
International Growth	104,030.48	16.37	1,702,500	1.97%	1.40%	11.34%
International Value	369,431.22	14.37	5,309,464	3.24%	1.40%	3.15%
Small/Mid Cap Value	60,894.65	19.03	1,158,780	0.42%	1.40%	25.16%
Value	2,561.47	13.58	34,783	1.59%	1.40%	0.00%

American Century Variable Portfolios
Income & Growth	246,646.92	11.41	2,814,089	1.52%	1.40%	12.57%
Inflation Protection	463,138.08	12.66	5,863,734	1.85%	1.40%	3.90%
International	652,356.05	14.52	9,468,953	2.32%	1.40%	11.73%
Ultra	6,989.10	10.81	75,526	0.58%	1.40%	14.48%
Value	362,721.24	17.64	6,399,595	2.19%	1.40%	11.86%
Vista	164,003.50	12.76	2,092,663	0.00%	1.40%	22.17%

Dreyfus Variable Investment Fund
Appreciation	93,436.53	12.30	1,149,581	2.16%	1.40%	13.72%
Opportunistic Small Cap (2)	30,651.89	10.09	309,292	0.52%	1.40%	29.34%
Quality Bond	110,255.68	12.65	1,394,707	3.76%	1.40%	6.88%
Socially Responsible Growth	53,666.43	7.87	422,196	0.92%	1.40%	13.23%

DWS Variable Series II
Dreman Small MidCap Value	307,510.77	16.20	4,982,627	0.93%	1.40%	20.97%
Small Cap Index	2,192.28	16.45	36,072	0.98%	1.40%	24.65%
Dreman Strategic Value	28,728.32	9.69	278,297	1.60%	1.40%	10.58%

Fidelity Variable Insurance Products
Contrafund	508,636.86	22.85	11,620,276	1.20%	1.40%	15.60%
Equity Income	487,391.26	14.83	7,227,634	1.79%	1.40%	13.56%
Growth	467,591.54	14.57	6,810,724	0.26%	1.40%	22.46%
High Income	422,510.03	13.33	5,630,404	7.46%	1.40%	12.25%
Index 500	823,067.78	14.51	11,941,195	1.91%	1.40%	13.43%
Investment Grade Bond	681,909.89	15.65	10,670,200	3.40%	1.40%	6.31%
Mid Cap	440,731.77	19.01	8,376,994	0.35%	1.40%	27.06%
Overseas	432,555.63	13.93	6,023,421	1.34%	1.40%	11.55%
Value Strategies	21,293.36	20.57	438,085	0.57%	1.40%	0.00%

(1)    During 2010, AIM V.I Funds were renamed AIM (Invesco) V.I Funds.

(2)    During 2010, Dreyfus VIF Developing Leaders Fund was renamed Dreyfus VIF Opportunistic Small Cap Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2010			For the Year Ended December 31, 2010
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)
Franklin Templeton Variable Insurance Products Trust
Foreign Securities	254,859.45	14.52	3,700,069	1.92%	1.40%	6.91%
Global Real Estate	103,318.94	11.22	1,159,740	2.90%	1.40%	19.30%
Mutual Global Discovery	40,480.65	13.57	549,401	1.66%	1.40%	0.00%
Mutual Shares Securities	103,906.52	12.04	1,251,281	1.55%	1.40%	9.66%
Small Cap Value Securities	51,192.43	15.21	778,787	0.77%	1.40%	26.45%
Small MidCap Growth	41,519.93	13.45	558,262	0.00%	1.40%	25.86%
US Government	843,947.66	10.83	9,135,960	3.43%	1.40%	4.10%

JP Morgan Series Trust II
International Equity	169,179.86	12.23	2,068,649	0.26%	1.40%	5.68%
Small Cap Core	50,815.35	16.02	814,174	0.00%	1.40%	25.37%

Neuberger Berman Advisors Management Trust
Mid Cap Growth	47,158.34	16.29	768,146	0.00%	1.40%	27.31%
Partners	136,025.02	13.75	1,870,280	0.68%	1.40%	14.07%
Short Duration Bond	1,157,937.18	10.49	12,146,773	5.29%	1.40%	3.83%
Small Cap Growth	116,015.32	9.74	1,129,654	0.00%	1.40%	17.96%
Socially Responsive	996.06	15.63	15,572	0.04%	1.40%	21.16%

Oppenheimer Variable Products
Balanced	2,848.23	13.40	38,179	0.00%	1.40%	0.00%
Main Street Small Cap	4,300.72	17.54	75,447	0.09%	1.40%	0.00%
Global Strategic Income Bond (3)	29,984.65	13.90	416,830	3.35%	1.40%	0.00%

Sentinel Variable Products Trust
Balanced	586,494.67	16.09	9,434,804	1.59%	1.40%	10.64%
Bond	684,171.32	18.04	12,344,983	3.44%	1.40%	5.84%
Common Stock	1,609,821.58	17.09	27,510,944	1.28%	1.40%	14.20%
Mid Cap Growth (4)	444,732.90	15.77	7,012,168	0.05%	1.40%	21.81%
Money Market	446,619.76	12.26	5,475,251	0.00%	1.40%	-1.38%
Small Company	735,882.26	33.09	24,349,158	0.05%	1.40%	22.03%

T Rowe Price Equity Series
Blue Chip Growth	297,989.28	12.16	3,623,197	0.00%	1.40%	14.40%
Equity Income	1,029,120.01	11.97	12,321,198	1.64%	1.40%	13.16%
Health Sciences	87,932.93	14.76	1,298,240	0.00%	1.40%	13.71%
Personal Strategies	9,013.88	15.06	135,782	2.36%	1.40%	0.00%

Van Eck VIPT
Global Bond	17,030.42	11.64	198,222	1.92%	1.40%	4.73%
Emerging Markets	153,592.44	27.63	4,243,312	0.58%	1.40%	25.09%
Global Hard Assets	24,510.49	19.67	482,129	0.18%	1.40%	0.00%

Wells Fargo Advantage Funds
Discovery	145,373.36	21.99	3,196,425	0.00%	1.40%	33.67%
Opportunity	150,645.80	24.54	3,696,222	0.76%	1.40%	22.05%

(3) During 2010, Oppenheimer Strategic Bond was renamed to Oppenheimer Global Strategic Income Bond.

(4) During 2010, Sentinel Variable Products Trust Mid Cap Growth was renamed Sentinel Variable Products Mid Cap.

(5) During 2010, Van Eck IT Worldwide Bond was renamed Van Eck VIPT Global Bond.

(6) During 2010, Van Eck IT Worldwide Emerging Markets was renamed Van Eck VIPT Emerging Markets.

(7) During 2010, Van Eck IT Worldwide Hard Assets was renamed Van Eck VIPT Global Hard Assets.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

(a)  These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.

	At December 31, 2009			For the Year Ended December 31, 2009
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

AIM Variable Insurance Funds
Dynamics	156,228.34	7.37	1,151,465	0.00%	1.40%	40.47%
Global Health Care	239,579.68	9.83	2,353,999	0.33%	1.40%	25.91%
Technology	308,473.23	4.13	1,273,816	0.00%	1.40%	55.22%

Alger American Fund
Capital Appreciation (1)	217,136.84	10.81	2,347,812	0.00%	1.40%	49.01%
LargeCap Growth	960,958.64	14.39	13,825,005	0.65%	1.40%	45.53%
SmallCap Growth	193,876.81	12.38	2,400,116	0.00%	1.40%	43.50%

AllianceBernstein Variable Products
International Growth	110,778.45	14.70	1,628,336	4.92%	1.40%	37.65%
International Value	368,991.91	13.93	5,141,311	1.34%	1.40%	32.82%
Small/Mid Capitalization Value	64,932.24	15.20	987,263	1.06%	1.40%	40.88%
Value	1,145.97	12.31	14,113	0.27%	1.40%	0.00%

American Century Variable Portfolios
Income & Growth	296,030.18	10.14	3,000,383	4.90%	1.40%	16.46%
Inflation Protection	477,034.51	12.19	5,813,222	1.88%	1.40%	8.94%
International	728,813.28	12.99	9,468,299	1.96%	1.40%	31.92%
Ultra	14,036.49	9.44	132,495	0.26%	1.40%	32.62%
Value	438,223.36	15.77	6,912,205	5.97%	1.40%	18.21%
Vista	177,745.10	10.44	1,856,408	0.00%	1.40%	20.78%

Dreyfus Variable Investment Fund
Appreciation	106,106.86	10.82	1,147,925	2.68%	1.40%	20.86%
Developing Leaders	23,584.31	7.80	183,996	1.46%	1.40%	24.29%
Quality Bond	102,191.50	11.84	1,209,510	4.70%	1.40%	13.37%
Socially Responsible Growth	65,698.39	6.95	456,464	0.97%	1.40%	31.91%

DWS Variable Series II
Dreman Small MidCap Value	360,814.43	13.39	4,832,918	1.61%	1.40%	27.49%
Small Cap Index	1,508.43	13.20	19,912	0.00%	1.40%	24.82%
Strategic Value (2)	29,440.36	8.76	257,900	4.44%	1.40%	23.21%

(1)    In 2009, Alger Leveraged All Cap was renamed Alger Capital Appreciation.

(2)    In 2009, the DWS Dreman High Return Equity Fund as renamed DWS Strategic Value Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2009			For the Year Ended December 31, 2009
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)
Fidelity Variable Insurance Products (3)
Contrafund	586,194.79	19.76	11,585,122	1.35%	1.40%	33.83%
Equity Income	558,382.63	13.06	7,291,729	2.21%	1.40%	28.41%
Growth	542,841.33	11.89	6,456,723	0.42%	1.40%	26.51%
High Income	478,658.05	11.87	5,682,505	7.45%	1.40%	41.97%
Index 500	957,017.49	12.79	12,240,213	2.49%	1.40%	24.86%
Investment Grade Bond	732,408.99	14.72	10,779,684	8.93%	1.40%	14.12%
Mid Cap	495,908.21	14.96	7,418,617	0.68%	1.40%	38.15%
Overseas	521,169.48	12.48	6,505,820	2.01%	1.40%	24.78%
Value Strategies	18,880.08	16.47	311,034	1.53%	1.40%	0.00%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities	268,157.00	13.58	3,641,534	3.31%	1.40%	35.15%
Global Real Estate	129,572.17	9.41	1,219,142	12.67%	1.40%	17.44%
Mutual Global Discovery	5,683.37	12.26	69,683	1.74%	1.40%	0.00%
Mutual Shares Securities	124,536.72	10.98	1,367,627	1.90%	1.40%	24.31%
Small Cap Value Securities	59,165.89	12.03	711,807	1.66%	1.40%	27.37%
Small MidCap Growth	20,304.60	10.68	216,913	0.00%	1.40%	41.59%
US Government	840,502.24	10.40	8,740,541	3.74%	1.40%	1.91%

JP Morgan Series Trust II
International Equities	211,691.21	11.57	2,449,352	5.88%	1.40%	33.05%
Small Cap Core	59,067.16	12.78	754,871	0.77%	1.40%	20.88%

Neuberger Berman Advisors Management Trust
Mid Cap Growth	50,688.14	12.79	648,510	0.00%	1.40%	29.76%
Partners	155,553.59	12.05	1,875,011	2.54%	1.40%	53.92%
Short Duration Bond	1,158,958.54	10.10	11,709,091	7.86%	1.40%	11.76%
Small Cap Growth	130,420.57	8.25	1,076,581	0.00%	1.40%	21.06%
Socially Responsive	996.16	12.90	12,854	3.05%	1.40%	29.61%

Oppenheimer Variable Products
Main Street Small Cap	853.56	14.46	12,339	0.00%	1.40%	0.00%
Strategic Bond	5,196.27	12.28	63,820	0.00%	1.40%	0.00%

Sentinel Variable Products Trust
Balanced	644,007.08	14.54	9,363,533	2.65%	1.40%	19.79%
Bond	731,602.29	17.05	12,472,088	4.88%	1.40%	9.55%
Common Stock	1,852,884.12	14.96	27,727,705	1.46%	1.40%	25.98%
Mid Cap	515,755.82	12.94	6,676,157	0.12%	1.40%	28.79%
Money Market	553,869.94	12.43	6,885,255	0.01%	1.40%	-1.38%
Small Company	885,963.15	27.11	24,022,051	0.42%	1.40%	25.39%

T Rowe Price Equity Series
Blue Chip Growth	326,555.59	10.63	3,470,805	0.00%	1.40%	39.83%
Equity Income	1,112,837.05	10.58	11,774,376	1.71%	1.40%	23.52%
Health Sciences	90,914.90	12.98	1,180,403	0.00%	1.40%	29.54%
Personal Strategies	1,536.72	13.43	20,643	1.60%	1.40%	0.00%

Van Eck VIPT
Global Bond	8,127.46	11.11	90,327	0.06%	1.40%	4.52%
Emerging Markets	171,390.90	22.09	3,785,353	0.20%	1.40%	110.23%
Global Hard Assets	9,617.72	15.43	148,437	0.00%	1.40%	0.00%

Wells Fargo Advantage Funds
Discovery	180,127.65	16.45	2,962,944	0.00%	1.40%	38.36%
Opportunity	184,332.58	20.10	3,705,770	0.00%	1.40%	45.69%

(3) In 2009, the Variable Insurance Product Funds were renamed Fidelity Variable Insurance Product Funds.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

(a)  These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.

NOTE 7 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to contractholders from accumulated net income.  The accumulated net income will be distributed to contractholders as withdrawals (in the form of death benefits, surrenders or contract loans) in excess of the contractholders’ net contributions to the Variable Account.

NOTE 8 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the IRC, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 9 — FUND SUBSTITUTIONS

There were no fund substitutions in the years 2009, 2010, 2012 or 2013.   In 2011, the Fidelity VIP V Money Market Fund was substituted for the SVPT Money Market Fund pursuant to an order issued by the Securities and Exchange Commission approving such substitution.

NLV Financial Corporation and Subsidiaries

Financial Statements

As of and for the Years Ended

December 31, 2013 and 2012

NLV Financial Corporation and Subsidiaries

Index

December 31, 2013 and 2012

Page(s)

Independent Auditor’s Report

Consolidated Financial Statements

Consolidated Balance Sheets

Consolidated Statements of Comprehensive Income

Consolidated Statements of Changes in Stockholder’s Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Report of Independent Auditors

To the Board of Directors and Stockholder of

NLV Financial Corporation:

We have audited the accompanying consolidated financial statements of NLV Financial Corporation (the “Company”) and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

February     , 2014

NLV Financial Corporation and Subsidiaries

Consolidated Balance Sheets

As of December 31, 2013, and 2012

(in thousands)	2013	2012
Assets:
Cash and investments:
Available-for-sale debt securities	$15,469,157	$15,697,945
Available-for-sale equity securities	90,534	87,117
Trading equity securities	18,860	17,317
Mortgage loans	2,261,133	2,076,062
Policy loans	786,971	767,330
Real estate investments	46,839	49,958
Derivatives	874,586	372,741
Other invested assets	341,605	343,550
Short term investments	345,300	282,871
Cash and restricted cash	325,071	188,667
Total cash and investments	20,560,056	19,883,558

Deferred policy acquisition costs	927,742	546,864
Accrued investment income	177,539	177,890
Premiums and fees receivable	21,889	21,809
Federal income tax recoverable	6,682	4,185
Amounts recoverable from reinsurers	135,780	163,829
Present value of future profits of insurance acquired	17,163	21,580
Property and equipment, net	119,608	94,600
Corporate owned life insurance	236,326	227,694
Other assets	115,096	117,658
Separate account assets	774,181	688,503
Total assets	$23,092,062	$21,948,170

Liabilities:
Policy liabilities:
Policy benefit liabilities	$4,598,741	$4,681,430
Policyholder account liabilities	13,246,553	12,191,323
Policyholders’ deposits	73,198	69,927
Policy claims payable	72,329	53,612
Policyholders’ dividends	170,893	336,956
Total policy liabilities	18,161,714	17,333,248

Amounts payable to reinsurers	22,376	11,775
Derivatives	529,695	168,230
Other liabilities and accrued expenses	494,062	394,894
Pension and other post-retirement benefit obligations	164,160	227,277
Deferred income taxes	203,114	292,159
Debt	487,967	487,935
Separate account liabilities	774,181	688,503
Total liabilities	$20,837,269	$19,604,021

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	$—	$—
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares issued and outstanding	—	—
Preferred stock, 500 shares authorized, no shares issued and outstanding	—	—
Retained earnings	1,992,921	1,850,476
Accumulated other comprehensive income	261,872	493,673
Total stockholder’s equity	$2,254,793	$2,344,149
Total liabilities and stockholder’s equity	$23,092,062	$21,948,170

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Comprehensive Income

For the Years Ended December 31, 2013, 2012, and 2011

(in thousands)	2013	2012	2011

Revenues:
Insurance premiums	$256,567	$276,743	$297,726
Policy and contract charges	346,338	305,657	276,758
Mutual fund commissions and fee income	109,839	121,545	127,039
Net investment income	1,285,875	1,048,336	871,630
Net realized investment (losses) gains	(4,743)	(7,312)	8,047
Change in value of trading equity securities	2,360	730	(389)
Other income	15,194	16,937	16,995

Total revenues	2,011,430	1,762,636	1,597,806

Benefits and Expenses:
Increase (decrease) in policy liabilities	(11,834)	32,447	29,690
Policy benefits	457,809	410,064	428,412
Policyholders’ dividends and dividend obligations	79,424	94,980	101,847
Interest credited to policyholder account liabilities	743,522	492,962	351,797
Operating expenses	243,260	219,122	207,527
Interest expense	41,610	41,702	41,633
Policy acquisition expenses and amortization of present value of future profits, net	269,997	307,405	266,725

Total benefits and expenses	1,823,788	1,598,682	1,427,631

Income before income taxes	187,642	163,954	170,175

Income tax expense	45,197	39,353	47,795

Net income	$142,445	$124,601	$122,380

Other comprehensive income, net of tax:

Unrealized (losses) gains on available-for-sale securities	(267,301)	200,237	129,355
Cash flow hedge on debt issuance	34	34	34
Change in funded status of retirement plans	35,466	(13,504)	(19,837)

Other comprehensive income	(231,801)	186,767	109,552

Comprehensive income	$(89,356)	$311,368	$231,932

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

For the Years Ended December 31, 2013, 2012, and 2011

(in thousands)	Class A Common Stock	Class B Common Stock	Preferred Stock	Retained Earnings	Accumulated Other Comprehensive Income	Total

January 1, 2011	—	—	—	$1,603,495	$197,354	$1,800,849

Net income	—	—	—	122,380	—	122,380
Other comprehensive income	—	—	—	—	109,552	109,552
Total comprehensive income						231,932

December 31, 2011	—	—	—	1,725,875	306,906	2,032,781

Net income	—	—	—	124,601	—	124,601
Other comprehensive income	—	—	—	—	186,767	186,767
Total comprehensive income						311,368

December 31, 2012	—	—	—	1,850,476	493,673	2,344,149

Net income	—	—	—	142,445	—	142,445
Other comprehensive income	—	—	—	—	(231,801)	(231,801)
Total comprehensive income						(89,356)

December 31, 2013	$—	$—	$—	$1,992,921	$261,872	$2,254,793

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Cash Flows

December 31, 2013, 2012, and 2011

(in thousands)	2013	2012	2011
Cash Flows from Operating Activities:
Net income	$142,445	$124,601	$122,380
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	35,770	20,837	50,398
Interest credited to policyholder account liabilities	743,522	492,962	351,797
Amortization of deferred policy acquisition costs	170,741	213,162	165,188
Policy and contract charges	(346,338)	(305,657)	(276,758)
Net realized investment losses (gains)	4,743	7,312	(8,047)
Net option (gains) losses	(334,341)	(113,333)	37,534
Change on corporate owned life insurance policies	(8,632)	(9,331)	(7,124)
Amortization of present value of future profits of insurance acquired	4,416	4,910	4,990
Depreciation	14,108	13,034	11,188
Allowance for doubtful mortgages	(11,385)	1,020	3,070
Other	6,220	(1,468)	(6,778)
Changes in assets and liabilities:
Accrued investment income	351	(5,173)	(5,019)
Deferred policy acquisition costs	(259,080)	(240,045)	(198,030)
Policy liabilities	1,399	44,815	37,001
Other assets and liabilities	(639)	(353)	(23,983)
Net cash provided by operating activities	163,300	247,293	257,807

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	2,326,530	2,169,532	3,162,281
Cost of investments acquired	(2,951,453)	(3,101,806)	(4,141,108)
Property and equipment additions	(41,051)	(34,261)	(20,969)
Cost of corporate owned life insurance acquired	—	—	(50,472)
Change in policy loans	(19,641)	(17,720)	(13,772)
Change in short term investments	(62,429)	(91,996)	166,995
Change in short term broker collateral	155,903	49,630	(90,770)
Other	(296)	(1,371)	(10,554)
Net cash used by investing activities	(592,437)	(1,027,992)	(998,369)

Cash Flows from Financing Activities:
Policyholders’ deposits	1,565,731	1,600,019	1,445,747
Policyholders’ withdrawals	(972,223)	(851,954)	(805,850)
Advance from Federal Home Loan Bank	—	—	100,000
Change in other deposits	(27,967)	22,997	(10,195)
Net cash provided by financing activities	565,541	771,062	729,702

Net Decrease in Cash	136,404	(9,637)	(10,860)

Cash and Restricted Cash:
Beginning of year	188,667	198,304	209,164
End of year	$325,071	$188,667	$198,304

Supplemental disclosure of cash flow information:
Interest paid	$41,744	$41,837	$41,768
Income taxes paid	$11,924	$175	$28,492

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 1 — NATURE OF OPERATIONS

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (collectively the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services.  The flagship Company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848.  The Company employs approximately 900 people, primarily concentrated in Montpelier, Vermont and Addison, Texas.  Between 1996 and 1999, National Life purchased all of the voting stock of Life Insurance Company of the Southwest (“LSW”), a Texas domiciled stock life insurer and the sole subsidiary of National Life. National Life, together with LSW, make up NLVF’s insurance operations.

On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company.   All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”), the mutual holding company.  Policyholders and contract owners of National Life hold membership interests in NLHC.  NLHC and its subsidiaries are collectively known as the National Life Group.  NLHC has ownership of all of NLVF’s common stock class B shares outstanding.  NLVF has assets and operations primarily related to the issuance of debt and as the sponsor of certain employee related benefit plans.  For additional information, see Note 11.  Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

The Company’s insurance operations principally develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit planning, and asset management services. Insurance and annuity products are primarily distributed through a number of general agencies and branch offices in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America. The Company has in excess of 642,000 policyholders(1) and through its subsidiary, National Life, is licensed to do business in all 50 states and the District of Columbia.  About 27% of the Company’s total collected premiums and deposits are from residents of the states of California and New York.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. (“Sentinel Funds”).  The Sentinel Funds’ $6.9 billion of net assets represent fourteen mutual funds managed on behalf of approximately 144,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”).

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

Use of Estimates

The preparation of U.S. GAAP financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets

(1) The reference to “policyholder” or “policy” throughout this document includes both life insurance and annuity contract owners.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates (continued)

and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and universal life-type contracts; policy liabilities; valuation of investments and derivative instruments; embedded derivatives; evaluation of other-than-temporary impairments on available-for-sale securities; valuations related to benefit plans; income taxes; and litigation and regulatory contingencies. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the debt or equity markets could have a material impact on the consolidated financial statements.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2013 and through the consolidated financial statement issuance date of February 24, 2014.  The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Cash and Restricted Cash

At December 31, 2013 and 2012, the Company had restricted cash of $293.2 million and $137.3 million, respectively, related to broker collateral on the Company’s derivative investments.

Investments

The Company’s investment portfolio consists primarily of available-for-sale (“AFS”) debt and equity securities.  These securities are reported at fair value on the Consolidated Balance Sheets.  Changes in the fair values of available-for-sale debt and equity securities are reflected in other comprehensive income (“OCI”) after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, loss reserve recognition, and deferred income taxes.  When determining fair value, the Company utilizes observable market inputs and considers available data from a third party pricing service, independent brokers and pricing matrices.  Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers and/or cash flows.  The Company periodically performs an analysis on prices received from third parties to ensure that the price represents fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities, using certain quantitative and qualitative characteristics, that could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

A debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: 1) the Company intends to sell or it is more likely than not the Company will be required to sell the security before a recovery in value, or 2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell  the security before a recovery in fair value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized capital losses, and the remaining impairment, which is recorded in OCI. Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity, risk premiums, and interest rate fluctuations. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis.

Debt securities that are in an unrealized loss position are reviewed quarterly to determine if the decline in fair value would be considered other-than-temporary based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery, and (e) the payment structure of the security.

For securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing.  Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

For those equity securities where the decline in the fair values is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The primary factors considered in evaluating whether an other-than-temporary impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether there has been a reduction or elimination of dividends, (d) the intent and ability of the Company to hold the investment until an anticipated recovery, and (e) losses from the security that were recorded subsequent to the reporting period.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

Based on this evaluation the Company concluded $10.3 million, $19.5 million, and $22.8 million of unrealized losses on available-for-sale securities were other-than-temporarily impaired due to credit-related losses for the years ended December 31, 2013, 2012 and 2011, respectively.  The Company’s remaining unrealized losses on available-for-sale securities of $206.0 million and $45.3 million were considered to be temporary as of December 31, 2013 and 2012, respectively.

Trading Equity Securities

Trading equity securities are reported at fair value.  Realized and unrealized gains (losses) on trading equity securities are included in change in fair value of trading equity securities within the Consolidated Statements of Comprehensive Income.

Mortgage Loans

Mortgage loans on real estate are carried at amortized cost less a valuation allowance for probable losses on unidentified loans. The evaluation and assessment of the adequacy of the provision for losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss frequency and severity estimates. Changes in the valuation allowance are recognized through net investment income. In 2013 the Company revised the methodology around the calculation of the allowance to reflect probable credit losses within the mortgage portfolio and as a result the valuation allowance decreased by $12.1 million.  For the years ended December 31, 2012 and 2011, the Company increased the reserve for valuation allowances by $1.0 million and $3.1 million, respectively. The total valuation allowance as of December 31, 2013 and 2012 was $2.5 million and $14.6 million, respectively.

For mortgage loans that are deemed impaired, an impairment loss is recognized through realized gains and losses as the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s original effective interest rate, (b) the loan’s observable market price or (c) the fair value of the collateral. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received.  The Company recognized mortgage loan impairments of $5.5 million, $3.7 million, and $2.0 million as of December 31, 2013, 2012, and 2011, respectively.

Policy Loans

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real Estate

Real estate investments held for investment purposes are reported at depreciated cost.  Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or fair value.  In establishing real estate reserves, the Company considers, among other things, the fair value of the real estate compared to depreciated cost.  The Company recognized real estate impairments of $4.7 million and $1.3 million as of December 31, 2013 and 2012, respectively, through realized investment gains and losses.  In 2011, no real estate impairments were recognized.

Limited Partnerships

Investments in limited partnerships are included in other invested assets.  Partnerships for which the Company does not have significant influence over the limited partnership are carried at fair value.  The Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the limited partnership, the financial statements of which generally are

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Limited Partnerships (continued)

audited annually. Other-than-temporary impairments are recorded in net realized investment gains and losses if the present value of future earnings is projected to be less than the carrying value of the investment.  Changes in the fair value of these limited partnerships are included in change in unrealized gains and losses on available-for-sale securities, net of related deferred income taxes, within other comprehensive income.  Limited partnerships over which the Company has significant influence are accounted for using the equity method. Under the equity method, the Company’s pro-rata share of the partnerships’ profits and losses are recognized in the Company’s net investment income and dividends received from the partnerships are recognized as return of capital up until the point that the initial investment has been fully recovered.

Investments in limited partnerships over which the Company does not have significant influence are reviewed quarterly to determine if a decline in fair value is other-than-temporary in nature. The selection of partnership investments to review for other than temporary declines is qualitative and quantitative in nature and based on many factors including the severity and duration of the decline as well as qualitative information about the underlying investments. If a decline in fair value of a limited partnership is determined to be other-than-temporary, the value of the investment is reduced to its fair value, which becomes its new cost basis, through current period earnings.  To determine fair value, the Company, among other things, reviews the underlying assets of the fund or partnership to determine what the realizable value is expected to be, which requires significant management judgment.  The Company recognized impairments on limited partnerships of $3.6 million, $2.1 million and $1.9 million as of December 31, 2013, 2012, and 2011, respectively, through realized gains and losses.

Derivatives

Derivatives include long options, short options, swaptions, and futures contracts which are carried at fair value. The fair values of derivatives are based on publicly available data and when that data is not available, the Company uses independent broker pricing quotes.  Changes in fair value are reflected in the Consolidated Statements of Comprehensive Income as a component of net investment income.

Affordable Housing Tax Credits

Investments in affordable housing tax credit limited partnerships are included in other invested assets and are amortized using the cost method within net investment income.  The associated tax credits are included as an offset to income tax expense.  For additional information, see Note 8.

Realized Gains and Losses

Realized investment (losses) gains are recognized using the specific identification method and are reported as net realized investment (losses) gains.  Realized investment (losses) gains are included in the adjustment for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and income taxes.

Short Term Investments

Short term investments are carried at amortized cost which approximates fair value. These short term investments include liquid debt instruments purchased with original maturities of one year or less.  Included in short term investments are cash equivalents which consist of commercial paper with maturities of three months or less.

Federal Home Loan Bank

National Life is a member of the Federal Home Loan Bank of Boston (“FHLB”) which provides National Life with access to a secured asset-based borrowing capacity of $1.66 billion.  The membership and any advances require an investment in the common stock of FHLB.  The Company received an advance from FHLB in 2011 for $100 million, which is considered operating leverage and included in policyholder account liabilities. The proceeds have been invested in a discrete pool of fixed income assets. The advance was provided to National Life in two tranches of $75 million and $25 million, which mature in 2015 and 2016, respectively. Interest accrues on these blocks at a rate of 1.88% and 2.24% with total interest of $2.0 million in 2013 and 2012, respectively.  The Company posted collateral of $272.3 million as of December 31, 2013 of which $111.2 million was the required collateral level for the outstanding advances.  The Company had an

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Home Loan Bank (continued)

investment in the common stock of FHLB of $10.7 million and $10.6 million as of December 31, 2013 and 2012, respectively.

Policy Acquisition Expenses

Commissions and other costs that are directly related to the successful acquisition of new or renewal insurance contracts are generally deferred. Deferred policy acquisition costs (“DAC”) for participating life insurance, universal life insurance, and annuities are amortized in relation to estimated gross profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross profits are revised.  Future gross profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through OCI, net of related deferred income taxes.

DAC for non-participating term life insurance and disability income insurance is amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Annually, the Company reviews long-term assumptions underlying the projections of estimated gross profits and its calculation of the recoverability of DAC balances.  These assumptions include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and administrative expenses.   The effect on DAC of the update of the actuarial assumptions for both 2013 and 2012 are shown below (amounts in millions):

	Impact on DAC Balance
	2013	2012
Dividend scale change	(1.3)	$31.1
Investment income margins	(1.5)	(28.4)
Surrender rates	(1.1)	(14.9)
Mortality rates	—	(3.4)
Model refinements	7.2	4.7
Persistency	(1.6)	2.6
Other assumption changes	(0.3)	1.1
	$1.4	$(7.2)

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year.  The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years.  These incentives are amortized based on the underlying gross profits of the products, with amortization adjusted periodically to reflect actual experience.  The components of the sales inducement asset (“SIA”) are shown below (amounts in millions), and are included in DAC:

	SIA
	2013	2012
Beginning of year	$40.5	$41.3
Deferral	12.2	19.3
Amortization, net	(6.3)	(20.1)
End of year	$46.4	$40.5

For internal replacements the Company determines whether the new contract has substantially changed from the original contract based on certain criteria such as whether the change requires additional underwriting, pricing that was not contemplated in the original contract or significant benefit changes.  If the Company determines that the contract has substantially changed the deferred acquisition costs related to the original contract are written off.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Other Intangible Assets

Goodwill and other intangible assets with indefinite useful lives are reviewed for impairment in accordance with ASC 350 on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.  The assessment for impairment begins with a qualitative determination of factors that could indicate that an impairment is more likely than not to exist.  If it is deemed that an impairment is more likely than not to exist then a quantitative assessment is completed.  The quantitative impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the reporting unit or intangible asset level.  The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers a discounted cash flow analysis as well as market-based earnings and revenue multiples of the unit’s peer companies.  If the carrying value of a reporting unit or intangible asset exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. The goodwill and intangible balances represent the Company’s acquisition of partnership interests and other mutual funds to enhance its asset management business.  The goodwill and intangible balance was $53.0 million, consisting of $45.7 million of intangibles and $7.3 million of goodwill, at both December 31, 2013 and 2012.  For further information on goodwill and other intangible assets see Note 10.

Property and Equipment

Property and equipment is reported at depreciated cost.  Assets are depreciated over their useful life using the straight-line method of depreciation.  The table below outlines the useful life for each asset class:

Asset Class	Years
Software	5
Equipment	5
Furniture	7
Renovations/semi-permanent fixtures	20
Home office/other buildings	40

The tables below reflect the cost and accumulated depreciation for each major asset class as of December 31, 2013 and 2012:

	December 31, 2013
	Cost	Accum Dep	Carrying Value
Software	$143.4	$(73.5)	$69.9
Equipment	24.7	(18.4)	6.3
Furniture	23.0	(19.1)	3.9
Renovations	10.3	(1.1)	9.2
Home office	82.9	(52.6)	30.3
	$284.3	$(164.7)	$119.6

	December 31, 2012
	Cost	Accum Dep	Carrying Value
Software	$112.8	$(62.8)	$50.0
Equipment	20.7	(16.5)	4.2
Furniture	23.8	(20.5)	3.3
Renovations	6.4	(0.6)	5.8
Home office	82.1	(50.8)	31.3
	$245.8	$(151.2)	$94.6

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals.   The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $236.3 million and $227.7 million at December 31, 2013 and 2012, respectively.  Approximately 56% of the total

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Corporate Owned Life Insurance (continued)

COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds at both December 31, 2013 and 2012.

COLI income includes the net change in cash surrender value and any benefits received.  COLI income was $8.7 million, $9.3 million, and $7.1 million in 2013, 2012, and 2011, respectively, and is included in other income in the Consolidated Statements of Comprehensive Income.

Receivable from Agents

The Company accrues receivables for any amounts due from agents.  These amounts due can take various forms including commissions recoverable from policy lapses or surrenders.  As of December 31, 2013 and 2012, the Company had a receivable from agents of $24.3 million and $20.2 million, respectively, which is included in other assets on the Consolidated Balance Sheets.  These numbers are reported net of an accrued valuation allowance where it is deemed that amounts may not be collectible.  The allowance on the receivable was $7.3 million and $4.3 million as of December 31, 2013 and 2012.

Separate Accounts

The Company maintains separate account assets, which are reported at fair value. Investments in separate accounts that pertain to variable products are directed by the policyholder and are segregated from other investments and investment gains and losses accrue directly to the policyholder who assumes the investment risk.

Separate account liabilities are reported in amounts consistent with separate account assets. Separate account liabilities are legally insulated from the general account liabilities of the insurance enterprise and all investment performance net of contract fees and assessments is passed through to the individual policyholder. Minimum guarantees related to separate account policies are included in policy liabilities.  Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values.  Participating life insurance terminal dividend reserves are accrued in relation to gross profits, and are included in policy benefit liabilities.  The average investment yield used in estimating gross profits for participating contracts was 5.35% and 5.65% as of December 31, 2013 and 2012, respectively.

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations.  In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges.  Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of  underlying account value and embedded derivative values.  The underlying account value is primarily based on the initial deposit plus any interest credited.   The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500 or Russell 2000 indexes.  The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes, and an explicit risk margin for variance of policyholder behavior along with the associated impact the Company’s own credit rating would have in the view of a market participant.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 1.0% to 4.5%.  The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 4.5%.  These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

Reserves are established, as appropriate, for separate account product guarantees.  The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance).  In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date.  Coverage from this rider ceases at age eighty.  Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit.  Partial withdrawals from policies issued after November 1, 2003, will use the pro-rata method.  Policyholder partial withdrawals to date have not been significant.  Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

In 2013, the Company updated certain actuarial assumptions including lapse and surrender rates, earned rates, and persistency in various blocks of business which resulted in an $8.8 million increase in policy liabilities.

The Company tests reserves for any premium deficiency using best estimate assumptions.  If a deficiency is found to exist, an additional reserve is typically recorded.  As a result of the current interest rates used in the projections, the Company recorded reserves of $5.3 million and $1.2mm as of December 31, 2013 and 2012, respectively.  The Company also tests reserves for adequacy assuming that all of the unrealized gains (losses) are realized and posts shadow reserves for any deficiency.  As of December 31, 2013 and 2012, the Company accrued shadow loss reserves of $14.9 million and $22.0 million, respectively.

The Company offers persistency bonuses on certain products, whereby policyholders can receive additional interest credits by maintaining their policy in force for predetermined durations.  These additional interest credits are accrued ratably over the bonus period and adjusted for actual persistency.  The Company accrued sales inducement liabilities of $6.3 million at December 31, 2013 and released liabilities of $1.5 million at December 31, 2012.  The Company recorded a net decrease for interest, amortization and unlocking of $2.9 million during 2013, and a net decrease of $2.3 million during 2012.  Sales inducement liabilities were $26.5 million and $23.0 million at December 31, 2013 and 2012, respectively.

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies.  The Company assumes a small amount of reinsurance from other companies.  These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses and provide additional capacity for growth.  Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block.  Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to LSW and National Life’s overall operating results.  The dividend scale is approved annually by the Board of Directors.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder.  Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities.  Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities.  Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.  Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Federal Income Taxes

The Company files a consolidated tax return.  Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS

Adopted

Financial Instruments

In February 2013, the FASB issued ASU 2013-03, Financial Instruments (Topic 825): Clarifying the Scope and Applicability of a Particular Disclosure to Nonpublic Entities, which clarified the scope and applicability of a particular disclosure to nonpublic entities that resulted from the issuance of ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.  The amendments clarify that the requirement to disclose “the level of the fair value hierarchy within which the fair value measurements are categorized in their entirety (Level 1, 2, or 3)” does not apply to nonpublic entities for items that are not measured at fair value in the statement of financial position but for which fair value is disclosed. The amendments in this Update affect nonpublic entities that have total assets of $100 million or more or that have one or more derivative instruments. The amendment was effective upon issuance.

Not Yet Adopted

Comprehensive Income

In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, with the objective to improve the reporting of reclassifications out of accumulated other comprehensive income.  The amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts.  Nonpublic entities are required to comply with all the requirements of the amendments for annual reporting periods. For interim reporting periods, nonpublic entities are not required to report the effects of reclassifications on net income but are required to report information about the amounts reclassified out of accumulated other comprehensive income by component for each reporting period.  For nonpublic entities,

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS

Comprehensive Income (continued)

the amendments are effective prospectively for annual reporting periods beginning after December 15, 2013. Early adoption is permitted.

Income Taxes

In July 2013, the FASB issued ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists.  The objective of the amendments is to eliminate the diversity in practice in the presentation of unrecognized tax benefits and applies to all entities that have unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date.  For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. Early adoption is permitted.  The amendments should be applied prospectively to all unrecognized tax benefits that exist at the effective date. Retrospective application is permitted.

Affordable Housing Tax Credits

On January 15, 2014 the FASB issued ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects (QAHP) (ASC 323). The new guidance eases the requirements for an investor to elect to account for its investment in a QAHP using the effective yield method. Prior to the issuance of the new guidance, investors had to have a letter of credit guaranteeing the availability of the tax credit allocable to the investor, had to demonstrate that the projected yield based solely on the cash flows from the guaranteed tax credits was positive and had to be a limited partner in the QAHP for both legal and tax purposes. Under the new guidance, the letter of credit requirement has been eliminated and instead, the investor must simply be able to demonstrate that the tax credit allocable to the investor will be available. Investments in QAHP not meeting the criteria in the new guidance would be accounted for under the equity method or the cost method. The election to use the effective yield method is considered an accounting policy decision that should be applied consistently to all QAHP investments. The new guidance is effective for annual and interim reporting periods beginning after December 15, 2014. The guidance should be applied retrospectively, with early adoption permitted. The Company holds an investment in a QAHP which is accounted for under the equity method and is still in the process of assessing the potential effect of option.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

The following financial instruments are carried at fair value in the Company’s Consolidated Financial Statements: AFS fixed maturity and equity securities, trading securities, short-term investments, limited partnerships, freestanding and embedded derivatives, and separate account assets.

The following section applies the fair value hierarchy and disclosure requirements for the Company’s financial instruments that are carried at fair value. The fair value hierarchy prioritizes the inputs to the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3):

•                  Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date.  The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, U.S. treasury securities, investments in publicly traded mutual funds with quoted market prices, and listed derivatives. Separate account assets classified within this level principally include mutual funds.

•                  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, certain municipal bonds, certain mortgage-backed securities (“MBSs”) and certain asset-backed securities (“ABSs”), certain corporate debt, certain private placement investments, certain preferred stocks, and certain derivatives, including options and credit default swaps. Generally, the Company considers bonds Level 2 as market activity is not deemed to be substantial enough to warrant classification as an active market. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

•                  Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability.  Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain private placement investments, certain preferred stocks, certain limited partnerships, and embedded derivative liabilities.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such as they are primarily priced by independent brokers and/or within illiquid markets.  If inputs to pricing models that were previously unobservable become observable then an asset or liability can be transferred from Level 3 to Level 2.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the “exit price” notion, reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available and where prices represent fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. In the event that the Company believes that quoted prices are not representative of the true market value, due to distressed sales or inactive markets, the Company may make adjustments to quoted prices to estimate fair value. For investments in vehicles where the Company has a limited ownership interest (“limited partnerships”) that do not have a readily determinable fair value, the Company estimates fair value of its ownership interest at net asset value (“NAV”) or its equivalent, based on information provided by the general partner or investment manager.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques

Available-for-Sale Securities and Short-Term Investments  — The fair value of AFS securities and short-term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of three primary sources of information: third-party pricing services, independent broker quotations or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using an internal pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an market rate. Included in the pricing of ABS, commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”) are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third-party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads on comparable securities.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by a third-party pricing service are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Certain internal matrix priced securities, primarily consisting of certain private placement securities, are also classified as Level 3 due to significant non-observable inputs.

US Government securities - The fair values of U.S. government obligations, which include U.S. treasuries, are based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Government agencies - authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are using market quotations from recently executed transactions, spread pricing models as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds - as well as MBS and ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Fair values of private placement securities are determined using industry accepted models based on observable spreads.  These securities are generally categorized in Level 2 of the fair value hierarchy; in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Equity securities including non-trading preferred stocks - The fair value of equity securities is based on unadjusted quoted market prices from a third party pricing service as well as primary and secondary broker quotes.  These securities are generally categorized in Level 1, for common stocks, and Level 2, for preferred stocks.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivative Contracts - Fair values of futures are based on quoted prices. These prices are readily and regularly available in an active market.  Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

OTC derivative contracts - Such instruments held by the Company include options, swaptions, and futures contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry.  The majority of the Company’s OTC derivative products use this and other pricing models and are categorized as Level 2 of the fair value hierarchy.  The remaining instruments are classified as Level 1 as all of the inputs used to determine the value are observable.

Equity Indexed Embedded Derivatives - The fair value of the embedded policy derivatives contained in equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. The fair value incorporates an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant.  Given significant unobservable inputs used to value these financial instruments, they are included in Level 3.

Limited Partnerships - Investments in limited partnerships do not have a readily determinable fair value and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2013 as well as the expanded fair value disclosures required by ASC 820 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$10,932		$—		$—	$—	$10,932
Government agencies, authorities and subdivisions	—		89,539		—	—	89,539
Corporates	—		8,802,219		1,145	—	8,803,364
Private placements	—		1,522,644		—	—	1,522,644
Mortgage-backed securities	—		5,042,678		—	—	5,042,678
Total AFS debt securities	10,932		15,457,080		1,145	—	15,469,157
Preferred stock	—		6,241		—	—	6,241
Common stock	84,288		—		5	—	84,293
Total AFS equity securities	84,288		6,241		5	—	90,534
Total AFS debt and equity securities	95,220		15,463,321		1,150	—	15,559,691
Trading equity securities	18,860		—		—	—	18,860
Derivatives	1,059		873,527		—	—	874,586
Other invested assets	5,545		—		193,287	142,773	341,605
Short term investments	300,845		44,455		—	—	345,300
Separate account assets	709,065	(1)	55,028	(1)	10,088	—	774,181
Total assets subject to fair value disclosure	$1,130,594		$16,436,331		$204,525	$142,773	$17,914,223

	Level 1	Level 2	Level 3		Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	—	—	$1,673,028	(2)	—	$1,673,028
Derivatives	—	529,695	—		—	529,695
Total liabilities subject to fair value disclosure	$—	$529,695	$1,673,028		$—	$2,202,723

(1)         Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services — Insurance — Separate Accounts. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

(2)         The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess projected contract values.  This discount rate reflects the Company’s nonperformance risk.  If the discount rates used to discount the excess projected contract values at December 31, 2013, were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2013 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

	Beginning Balance	Net Investment Gains/Loss In Earnings (realized and unrealized) (1)	Unrealized in OCI(2)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance	Net Investment Gains/Losses In Earnings for Assets and Liabilities Still Held at the Ending Date
Assets
Corporates	$33,375	$—	$388	$—	$—	$(4,637)	$—	$—	$(27,981)	$1,145	$—
Private placements	19,275	—	—	—	—	(5,190)	—	—	(14,085)	—	—
Common stock	5	—	—	—	—	—	—	—	—	5	—
Total AFS debt and equity securities	52,655	—	388	—	—	(9,827)	—	—	(42,066)	1,150	—
Other invested assets	178,120	(3,591)	1,574	40,647	—	(23,463)	—	—	—	193,287	(3,591)
Separate account assets	—	—	—	10,088	—	—	—	—	—	10,088	—
Total invested assets	$230,775	$(3,591)	$1,962	$50,735	$—	$(33,290)	$—	$—	$(42,066)	$204,525	$(3,591)

Liabilities
Policyholder account liabilities	$1,332,807	$331,224	$—	$—	$—	$—	$8,997	$—	$—	1,673,028	—
Total liabilities	$1,332,807	$331,224	$—	$—	$—	$—	$8,997	$—	$—	$1,673,028	$—

(1)       Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

(2)       Includes changes in market value of certain instruments.

During 2013, there were no significant transfers between fair value levels 1 and 2.  In 2013, certain corporate bonds and private placements were valued using inputs that were determined to be more observable, as such the bonds moved from level 3 to level 2.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2012 as well as the expanded fair value disclosures required by ASC 820 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$11,454		$—		$—	$—	$11,454
Government agencies, authorities and subdivisions	—		98,245		—	—	98,245
Corporates	—		8,929,350		33,375	—	8,962,725
Private placements	—		1,435,680		19,275	—	1,454,955
Mortgage-backed securities	—		5,170,566		—	—	5,170,566
Total AFS debt securities	11,454		15,633,841		52,650	—	15,697,945
Preferred stock	—		7,303		—	—	7,303
Common stock	79,809		—		5	—	79,814
Total AFS equity securities	79,809		7,303		5	—	87,117
Total AFS debt and equity securities	91,263		15,641,144		52,655	—	15,785,062
Trading equity securities	17,317		—		—	—	17,317
Derivatives	792		371,949		—	—	372,741
Other invested assets	4,269		1,316		178,120	159,845	343,550
Short term investments	119,133		163,738		—	—	282,871
Separate account assets	623,640	(1)	64,863	(1)	—	—	688,503
Total assets subject to fair value disclosure	$856,414		$16,243,010		$230,775	$159,845	$17,490,044

	Level 1	Level 2	Level 3		Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	—	—	$1,332,807	(2)	—	$1,332,807
Derivatives	—	168,230	—		—	168,230
Total liabilities subject to fair value disclosure	$—	$168,230	$1,332,807		$—	$1,501,037

(1)         Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services — Insurance — Separate Accounts. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

(2)         The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess  projected contract values.  This discount rate reflects the Company’s nonperformance risk.  If the discount rates used to discount the excess projected contract values at December 31, 2012, were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2012 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

	Beginning Balance	Net Investment Gains/Loss In Earnings (realized and unrealized) (1)	Unrealized in OCI(2)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance	Net Investment Gains/Losses In Earnings for Assets and Liabilities Still Held at the Ending Date
Assets
Corporates	$37,444	$(60)	$237	$—	$—	$(4,246)	$—	$—	$—	$33,375	$(60)
Private placements	19,948	—	(218)	—	—	(455)	—	—	—	19,275	—
Preferred stock	121	—	—	—	—	(121)	—	—	—	—	—
Common stock	5	—	—	—	—	—	—	—	—	5	—
Total AFS debt and equity securities	57,518	(60)	19	—	—	(4,822)	—	—	—	52,655	(60)
Other invested assets	170,223	(2,068)	11,392	36,153	—	(35,280)	—	—	(2,300)	178,120	(2,068)
Total invested assets	$227,741	$(2,128)	$11,411	$36,153	$—	$(40,102)	$—	$—	$(2,300)	$230,775	$(2,128)

Liabilities
Policyholder account liabilities	$1,044,150	$311,193	$—	$—	$—	$—	$(22,536)	$—	$—	$1,332,807	$311,193
Total liabilities	$1,044,150	$311,193	$—	$—	$—	$—	$(22,536)	$—	$—	$1,332,807	$311,193

(1)       Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

(2)       Includes changes in market value of certain instruments.

During 2012, there were no significant transfers between fair value levels 1 and 2.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments

The carrying values and fair values of financial instruments as of December 31, 2013 and 2012 were as follows (in thousands):

	2013		2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Short term investments	345,300	345,300	282,871	282,871
Available-for-sale debt securities	15,469,157	15,469,157	15,697,945	15,697,945
Available-for-sale equity securities	90,534	90,534	87,117	87,117
Trading equity securities	18,860	18,860	17,317	17,317
Mortgage loans	2,261,133	2,384,561	2,076,062	2,223,022
Policy loans	786,971	907,259	767,330	909,727
Options purchased	870,599	870,599	371,948	371,948
Options written	(529,664)	(529,664)	(167,733)	(167,733)
Swaptions purchased	2,928	2,928	—	—
Futures purchased	1,059	1,059	793	793
Credit default swaps	(31)	(31)	(497)	(497)
Separate account assets	774,181	774,181	688,503	688,503
Investment product liabilities	11,065,776	11,209,604	10,349,706	10,463,325
Debt	487,967	551,319	487,935	583,107

For short term investments, carrying value approximates fair value.

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans the unpaid balance approximates fair value.  Fixed rate policy loan fair values are determined based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.  Investment product fair values are determined using the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are determined using quoted values determined through discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 - INVESTMENTS

Available-for-Sale Debt and Equity Securities

The amortized cost and the fair values of AFS debt securities and the cost for AFS equity securities at December 31, 2013 are as follows (in thousands):

2013	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
AFS debt and equity securities:
U.S. government obligations	$10,326	$654	$48	$10,932
Government agencies, authorities and subdivisions	82,976	6,563	—	89,539
Corporate:
Communications	712,297	64,185	4,843	771,639
Consumer & retail	2,003,015	150,684	18,494	2,135,205
Financial institutions	1,776,514	196,527	9,227	1,963,814
Industrial and chemicals	1,849,222	140,879	31,020	1,959,081
REITS	418,481	15,491	8,760	425,212
Transportation	198,768	22,560	1,504	219,824
Utilities	1,235,714	103,660	10,785	1,328,589
Total corporate	8,194,011	693,986	84,633	8,803,364
Private placements	1,473,575	71,804	22,735	1,522,644
Mortgage-backed securities	4,866,440	272,641	96,403	5,042,678
Total AFS debt securities	$14,627,328	$1,045,648	$203,819	$15,469,157

Preferred stocks	8,282	—	2,041	6,241
Common stocks	69,929	14,477	113	84,293
Total AFS equity securities	$78,211	$14,477	$2,154	$90,534

Total AFS debt and equity securities	$14,705,539	$1,060,125	$205,973	$15,559,691

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 - INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The amortized cost and the fair values of AFS debt securities and the cost for AFS equity securities at December 31, 2012 are as follows (in thousands):

2012	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
AFS debt and equity securities:
U.S. government obligations	$10,239	$1,215	$—	$11,454
Government agencies, authorities and subdivisions	84,207	14,039	2	98,244
Corporate:
Communications	724,300	109,201	—	833,501
Consumer & retail	1,976,707	264,670	3,097	2,238,280
Financial institutions	1,781,139	267,331	5,669	2,042,801
Industrial and chemicals	1,671,546	229,648	6,340	1,894,854
REITS	297,463	25,897	178	323,182
Transportation	205,574	33,787	119	239,242
Utilities	1,215,871	176,094	1,101	1,390,864
Total corporate	7,872,600	1,106,628	16,504	8,962,724
Private placements	1,333,446	123,995	2,486	1,454,955
Mortgage-backed securities	4,677,379	517,218	24,029	5,170,568
Total AFS debt securities	$13,977,871	$1,763,095	$43,021	$15,697,945

Preferred stocks	8,282	—	979	7,303
Common stocks	71,239	9,863	1,288	79,814
Total AFS equity securities	$79,521	$9,863	$2,267	$87,117

Total AFS debt and equity securities	$14,057,392	$1,772,958	$45,288	$15,785,062

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized gains (losses) on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2013	2012	2011

Net unrealized (losses) gains on AFS securities	$(873,517)	$489,285	$436,701
Net unrealized gains on separate accounts	1,277	618	12
Net unrealized gains on other invested assets	1,572	11,381	1,122
Related deferred policy acquisition costs	292,539	(139,637)	(135,298)
Related loss reserve	7,121	(21,975)	—
Related deferred income taxes	143,931	(108,066)	(69,655)
Related policyholder dividend obligation	159,776	(30,912)	(103,527)
Increase in net unrealized (losses) gains	(267,301)	200,694	129,355
Balance, beginning of year	567,215	366,521	237,166
Balance, end of year	$299,914	$567,215	$366,521

	2013	2012
Balance, end of year includes:
Net unrealized gains on available-for-sale securities	$854,153	$1,727,670
Net unrealized gains on separate accounts	5,545	4,268
Net unrealized gains on other invested assets	21,627	20,055
Related deferred policy acquisition costs	(265,994)	(558,533)
Related loss reserve	(14,854)	(21,975)
Related deferred income taxes	(161,493)	(305,424)
Related policyholder dividend obligation	(139,070)	(298,846)
Balance, end of year	$299,914	$567,215

Net other comprehensive income related to unrealized (losses) gains on available-for-sale securities for 2013, 2012, and 2011 of ($267.3) million, $200.7 million, and $129.4 million, respectively, is presented net of reclassifications to net income for net realized gains during the period of $19.0 million, $4.8 million, and $0.1 million and net of tax and deferred acquisition cost offsets of $12.3 million, $3.2 million, and $0.1 million, respectively.

The amortized cost and fair values of debt securities by contractual maturity at December 31, 2013, are shown below (in thousands).  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Maturity Schedule

(in thousands)

	Amortized cost	Fair Value
Due in one year or less	$543,544	$556,857
Due after one yr through 5 yrs	2,937,175	3,237,284
Due after 5 yrs through 10 yrs	4,644,614	4,800,404
Due after ten years	1,635,554	1,831,933
Mortgage-backed securities	4,866,441	5,042,679
Total	$14,627,328	$15,469,157

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The Company determines the cost of investments sold based on average cost.  Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2013, 2012, and 2011 were $270.2 million, $461.8 million, and $1,891.3 million, respectively.  Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2013, 2012, and 2011 were $16.1 million, $15.8 million, and $43.4 million, respectively.  Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2013, 2012, and 2011 were $2.3 million, $1.3 million, and $11.1 million, respectively.  Gross realized gains on available-for-sale equity securities for the years ended December 31, 2013, 2012, and 2011 were $4.8 million, $0.8 million, and $2.0 million, respectively.  Gross realized losses on available-for-sale equity securities for the years ended December 31, 2013, 2012, and 2011 were $0.1 million, $0.1 million, and $0 million, respectively.

The Company recognized $13.9 million, $21.5 million, and $24.7 million in realized losses for the years ended December 31, 2013, 2012, and 2011, respectively, resulting from other-than-temporary declines in the fair value of individual debt and equity securities held.  Factors considered in determining whether declines in the fair value of securities are other-than temporary include 1) the significance of the decline, 2) the Company’s ability and intent not to sell prior to recovery, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects, and overall financial condition of NLVF.  Based upon these factors, securities that have indications of potential impairment are subject to intensive review.  Where such analysis results in a conclusion that declines in fair values are other-than-temporary, the security is written down to fair value.

The Company recognized $9.7 million, $19.4 million and $19.4 million in other-than-temporary impairments for the years ended December 31, 2013, 2012, 2011, respectively, related to debt securities. The Company selects debt securities to review for other-than-temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information. For corporate bonds, the Company evaluates issuer specific credit, credit spreads of similar securities and overall market spreads to evaluate whether a decline in fair value is other than temporary in nature. Once a determination is made that a decline is other-than-temporary in nature, the Company assesses what portion of that decline is credit related and what is attributable to other market conditions. To make this determination the company considers the severity of the decline, duration of the decline and credit spreads of similar securities.

For asset-backed securities selected for review, the Company compares its cost to expected cash flows discounted at the effective interest rate implicit in the security at the date of acquisition. The discounted cash flows is determined by a discount model. The expected cash flows input into the model are determined by reviewing underlying collateral and assessing default and delinquency rates of the assets that are backing the investment as compared to the subordination of tranches that we hold. If it is determined that the discounted cash flow is lower that our cost, an impairment for the difference between the discounted cash flows and  the Company’s cost basis is recognized.

The Company recognized $0.6 million, $0 million, $3.4 million in other-than-temporary impairments for the years ended December 31, 2013, 2012 and 2011 related to common and preferred equity securities. The Company selects common and preferred equity securities to review for other-than-temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information.

The Company recognized $3.6 million, $2.1 million and $1.9 million in other-than-temporary impairments for the years ended December 31, 2013, 2012 and 2011 related to limited partnership investments. The Company selects limited partnerships to review for other-than-temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, specific credit information and industry information of the underlying investments. The limited partnerships selected for review are then assessed to determine if the decline is other-than-temporary in nature using management’s judgment on the nature of the partnerships and the outlook of the underlying investments of the partnership. If it is deemed that a portion of

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

the decline is other-than-temporary in nature, the difference between the cost basis of the partnership and the net realizable value as determined by management’s estimate is recognized as an other-than-temporary impairment.

Investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, were as follows (in thousands):

	Less than 12 months		12 months or more		Total
2013	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities
Government agencies, authorities and subdivisions	$1,633	$48	$—	$—	$1,633	$48
Corporate:
Communications	114,884	4,843	—	—	114,884	4,843
Consumer & retail	414,471	16,785	16,043	1,709	430,514	18,494
Financial institutions	211,952	9,045	15,812	182	227,764	9,227
Industrial and chemicals	500,754	25,393	46,569	5,627	547,323	31,020
REITS	175,721	8,760	—	—	175,721	8,760
Transportation	14,430	896	5,602	608	20,032	1,504
Utilities	214,593	9,520	13,064	1,265	227,657	10,785
Total corporate	1,646,805	75,242	97,090	9,391	1,743,895	84,633
Private placements	480,422	20,870	18,627	1,865	499,049	22,735
Mortgage-backed securities	1,616,301	79,002	74,255	17,401	1,690,556	96,403
Subtotal debt securities	3,745,161	175,162	189,972	28,657	3,935,133	203,819
Preferred stock	—	—	6,241	2,041	6,241	2,041
Common stock	2,600	61	238	52	2,838	113
Total securities	$3,747,761	$175,223	$196,451	$30,750	$3,944,212	$205,973

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

	Less than 12 months		12 months or more		Total
2012	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities
Government agencies, authorities and subdivisions	$476	$2	$—	$—	$476	$2
Corporate:
Communications	—	—	—	—	—	—
Consumer & retail	52,303	1,578	15,192	1,519	67,495	3,097
Financial institutions	25,682	1,243	61,177	4,426	86,859	5,669
Industrial and chemicals	105,544	2,124	22,210	4,216	127,754	6,340
REITS	18,122	161	1,983	17	20,105	178
Transportation	6,106	119	—	—	6,106	119
Utilities	58,922	579	2,436	522	61,358	1,101
Total corporate	266,679	5,804	102,998	10,700	369,677	16,504
Private placements	47,375	2,437	9,951	49	57,326	2,486
Mortgage-backed securities	99,338	4,422	27,599	19,607	126,937	24,029
Subtotal debt securities	413,868	12,665	140,548	30,356	554,416	43,021
Preferred stock	—	—	7,303	979	7,303	979
Common stock	7,769	619	1,599	669	9,368	1,288
Total securities	$421,637	$13,284	$149,450	$32,004	$571,087	$45,288

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Of the $175.2 million total unrealized losses on debt securities in the less than 12 months category, $75.2 million total unrealized losses are in the corporate bond portfolio.  The unrealized losses are concentrated in the consumer and retail, industrial and chemical and utilities categories. In 2013, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index tightened by approximately 28 basis points from 139 basis points at the beginning of the year to 111 basis points at the end of the year.  Over the same time period, the Barclays US Corporate High Yield Index tightened by approximately 141 basis points from a beginning level of 569 basis points to a year end level of 428.  Despite the overall favorable credit environment in 2013, the group holds and monitors some individual credits that experienced adverse price action during this timeframe.

The debt securities in an unrealized loss position for less than 12 months also include $79.0 million of mortgage-backed securities.  Of this amount, $77.9 million is attributable to the Residential Mortgage Backed Securities (“RMBS”).  CMBS spreads tightened 2 bps in 2013 from 132 bps to 130 bps according to the Barclays US CMBS Index.  The group’s losses in CMBS are limited to a few structures where we continue to monitor the fundamentals closely.

Of the $28.7 million unrealized losses on debt securities in the more than 12 months category, $9.4 million was in the corporate bond portfolio.  The unrealized losses are concentrated in the industrial and chemical, consumer & retail, and utilities sectors.  Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2013 are temporary.

The debt securities in an unrealized loss position for 12 months or more are attributable to $17.4 million of mortgage-backed securities of which $11.5 million are attributable to the Commercial Mortgage Backed Securities (“CMBS”) and $5.9 million are attributable to RMBS.  The Company has no intention to sell these securities nor are there any requirements to sell these securities.  The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover.  At that time, the Company will record OTTI as appropriate.

Trading Equity Securities

These securities represent investments by the Company in the Sentinel Funds.  SAMI has a contract with the Sentinel Funds (“Funds”), renewed annually, to manage the assets of the Funds.  For the years ended December 31, 2013, 2012, and 2011 the equity securities held in the trading category recorded $1.3 million, $1.2 million, and $0.6 million, respectively, of net investment income.  The cost of trading securities held at December 31, 2013 and 2012 was $16.8 million and $16.4 million respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities.  The net change in deferred compensation liabilities is included in operating expenses.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows (in thousands):

	2013	2012
Geographic Region
New England	3.4%	2.5%
Middle Atlantic	4.0	3.9
East North Central	19.4	18.6
West North Central	4.9	5.2
South Atlantic	22.6	22.1
East South Central	5.5	6.1
West South Central	14.0	15.0
Mountain	10.0	9.6
Pacific	16.2	17.0
Total	100.0%	100.0%

Property Type
Apartment	18.2%	14.0%
Retail	22.7	22.2
Office Building	37.7	41.1
Industrial	16.1	18.0
Hotel/Motel	0.4	0.4
Other Commercial	4.9	4.3
Total	100.0%	100.0%

Mortgage loans	$2,261,133	$2,076,062
Real estate	46,839	49,958
Total mortgage loans and real estate	$2,307,972	$2,126,020

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis.  Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs.  The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios.  The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt.  The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.  The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios:

Debt Service Coverage Ratios as of December 31, 2013

(amounts in millions)

						Total
	Greater than	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	2.0x	2.0x	1.5x	1.25x	1.0x	Value
< 50%	$179.1	$129.4	$36.3	$5.2	$0.6	$350.6
50% - 60%	121.5	267.4	33.0	34.5	7.8	464.2
60% - 70%	85.4	511.9	137.3	47.2	14.5	796.3
70% - 80%	40.8	135.6	109.1	58.0	37.0	380.5
80% - 90%	—	32.2	33.9	44.8	38.1	149.0
> 90%	2.0	14.7	28.8	17.5	60.0	123.0
Total	$428.8	$1,091.2	$378.4	$207.2	$158.0	$2,263.6

Debt Service Coverage Ratios as of December 31, 2012

(amounts in millions)

						Total
	Greater than	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	2.0x	2.0x	1.5x	1.25x	1.0x	Value
< 50%	$113.9	$136.3	$22.0	$3.4	$5.5	$281.1
50% - 60%	139.5	210.2	114.2	18.9	14.5	497.3
60% - 70%	34.9	391.6	132.3	38.6	14.3	611.7
70% - 80%	9.1	126.5	138.4	53.6	42.5	370.1
80% - 90%	2.5	4.0	47.4	48.4	37.4	139.7
> 90%	—	14.2	22.8	64.7	89.0	190.7
Total	$299.9	$882.8	$477.1	$227.6	$203.2	$2,090.6

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

	2013	2012
Commercial loans	$2,271,603	$2,094,757
Related valuation allowances	$(2,504)	(14,556)
Impaired loans	$(7,966)	(4,139)
Total	$2,261,133	$2,076,062

	2013	2012	2011
Impaired loans:
Average total investment	$19,044	$18,106	$23,537
Interest income recognized	1,078	780	234
Interest received	1,220	520	259
Unpaid principal balance	22,768	15,319	20,892

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The Company reviewed loans where there were indicators of potential impairments based on certain criteria, including macro-economic factors and loan specific indicators in accordance with accounting guidance.  As a result of this review a loan valuation allowance was established for $2.5 million and $14.6 million, with the change in valuation allowance recorded in net investment income for the years ended December 31, 2013 and 2012, respectively.

Activity in the valuation allowances for mortgage loans for the years ended December 31 was as follows (in thousands):

	2013	2012	2011
Changes to previously established valuation allowances	$(12,052)	$1,020	$3,070
Balance, beginning of year	14,556	13,536	10,466
Balance, end of year	$2,504	$14,556	$13,536

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company has a high quality, well performing, commercial mortgage loan portfolio.  For a small portion of the portfolio, classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties.  Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest.  The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring.  Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring.  Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

At December 31, 2013, the Company had 5 mortgage loans with aggregate impairments of $1.8 million which were modified during the period in a troubled debt restructuring.

During the previous twelve months, the Company had no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2013.  Payment default is determined in the same manner as delinquency status — when interest and principal payments are 60 days past due.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 — INVESTMENTS (continued)

Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2013	2012	2011
Debt securities interest	$766,757	$773,313	$757,254
Equity securities dividends	5,329	4,225	3,265
Mortgage loan interest	130,576	122,749	109,954
Policy loan interest	40,010	40,266	40,970
Real estate income	6,750	7,841	5,354
Options	334,341	113,333	(37,534)
Other investment income	11,020	7,727	12,579
Gross investment income	1,294,783	1,069,454	891,842
Less: investment expenses	(20,960)	(20,098)	(17,142)
Less: valuation allowance on mortgage loans	12,052	(1,020)	(3,070)
Net investment income	$1,285,875	$1,048,336	$871,630

Other investment income includes income distributions from unconsolidated partnership investments and the amortization of investments in affordable housing credits.

The following summarizes the components of net realized investment (losses) gains, including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2013	2012	2011
Debt securities	$5,248	$(2,844)	$14,101
Equity securities	5,109	751	(878)
Mortgage loans	(5,598)	(4,188)	(3,501)
Partnerships	(3,595)	(2,068)	(1,922)
Other invested assets	(1,478)	285	243
Real estate	(4,429)	752	4
Total	$(4,743)	$(7,312)	$8,047

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500 and Russell 2000 indexes to hedge obligations relating to indexed products.  These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included within net investment income in the Consolidated Statements of Comprehensive Income.  Call options purchased are included in derivatives on the consolidated balance sheet and are carried at fair value.  Call options written are included in the derivatives liability and carried at fair value.  Credit default swaps were purchased to hedge existing market exposure.

The Company purchases options only from highly rated counterparties.  However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $293.2 million as of December 31, 2013. The Company utilizes a scale based on credit rating of the counterparty to determine the appropriate amount of counterparty risk. As of December 31, 2013, there was no derivative counterparty exposure that exceeded $26.1 million net of collateral.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 5 — INVESTMENTS (continued)

Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values.  The embedded derivative component is based on the fair value of the contracts’ expected participation in future increases in the S&P 500 or Russell 2000 indexes.  The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. The Company incorporated two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin.  The Company did not elect hedge accounting for any of those transactions and, therefore changes in their fair value are included in the Consolidated Statements of Comprehensive Income.

The embedded derivative value was $1,673.0 million and $1,332.8 million at December 31, 2013 and 2012 respectively.

The Company credits interest on policyholder account liabilities based on S&P 500 and Russell 2000 index performance at participation rates and with certain caps on returns. These participation rates and caps are set each policy year. The Company economically hedges this annual exposure at the time the participation rates and caps are set by purchasing S&P 500 and Russell 2000 index based derivatives in an amount that approximates the obligation of the company to credit interest at the end of the year with adjustments for lapse assumptions. Since the options purchased are based on the same indexes that the crediting rates are based upon, they substantially offset the market risk associated with the crediting rate in the policy year being hedged. Since these movements are so closely correlated, there has not been any significant hedging ineffectiveness in the years ended December 31, 2013 and 2012.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed products for the current policy year, is essentially nil.  The notional amounts and the fair market value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

	2013		2012
	Notional	Fair Market Value	Notional	Fair Market Value

Options purchased	$6,720,780	$870,599	$5,748,500	$371,948
Options written	(6,089,880)	(529,664)	5,295,500	(167,733)
Swaptions purchased	500,000	2,928	—	—
Futures purchased	4,875	1,059	13,020	793
Credit Default Swaps	5,000	(31)	15,000	(497)
Net fair market value		$344,891		$204,511

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 6 — REINSURANCE

The Company reinsures certain risks assumed in the normal course of business.  For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions).  For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions).  On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions).  Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”).  Under the terms of the agreements, the Company has agreed to pay UNUM an interest rate of 9.5% on the reserves of original modified coinsurance block and 7% on the  other modified coinsurance reserves held by the Company.  All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the Consolidated Statements of Comprehensive Income includes income of $4.5 million, $5.7 million, and $5.9 million for 2013, 2012, and 2011, respectively, related to the Company’s disability income reinsurance.  Such income is primarily offset by expenses incurred by the Company related to this block of business.  Reserve transfers and interest payments under modified coinsurance agreements are included in the Consolidated Statements of Comprehensive Income as a component of increase in policy liabilities expense.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 6 — REINSURANCE (continued)

The effects of reinsurance for the years ended December 31 were as follows (in thousands).

	2013	2012	2011
Insurance premiums:
Direct	$317,441	$340,293	$361,226
Reinsurance assumed	1,052	929	844
Reinsurance ceded	(61,926)	(64,480)	(64,344)
Total insurance premiums	$256,567	$276,743	$297,726

Increase in policy liabilities:
Direct	$(45,627)	$15,391	$(10,854)
Reinsurance assumed	(54)	1	1
Reinsurance ceded	33,847	17,055	40,542
Total increase in policy liabilities	$(11,834)	$32,447	$29,690

Policy benefits:
Direct	$532,348	$481,973	$498,676
Reinsurance assumed	133	539	(44)
Reinsurance ceded	(74,672)	(72,448)	(70,219)
Total policy benefits	$457,809	$410,064	$428,412

Policyholders’ dividends:
Direct	$79,967	$95,700	$102,976
Reinsurance ceded	(543)	(721)	(1,129)
Total policyholders’ dividends	$79,424	$94,980	$101,847

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations.  The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.  The Company’s largest reserve credit as of December 31, 2013 and 2012 was with Swiss Re for $64.6 million and $64.0 million, respectively.

Total life insurance in force as of December 31, 2013 and 2012 was approximately $75.0 billion and $68.5 billion, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 7 — DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

The table below reflects the changes in the deferred policy acquisition costs asset.

(in thousands)	2013	2012	2011
Balance, beginning of year	$546,864	$659,618	$762,074
Acquisition costs deferred during the year	259,080	240,045	198,030
Amortization during the year	(170,741)	(213,162)	(165,188)
Adjustment through other comprehensive income during the year	292,539	(139,637)	(135,298)
Balance, end of year	$927,742	$546,864	$659,618

The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999.  Amortization of PVFP was $4.4 million, $4.9 million, and $5.0 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Projected amortization of PVFP during the next five years is as follows (in thousands):

Projected
Year	Amortization
2014	$3,900
2015	3,500
2016	3,100
2017	2,800
2018	2,600

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 8 — FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal and certain state jurisdictions.  During 2012, the IRS completed its examination of the Company’s 2008 consolidated federal income tax return.  The Company is awaiting Joint Committee approval of the examination results.  The Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2008.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

	2013		2012		2011
	Amount	Rate	Amount	Rate	Amount	Rate
Current	$9,427		$18,516		$(2,603)
Deferred	35,770		20,837		50,398
Total income tax expense	$45,197		$39,353		$47,795

Expected income taxes	$65,675	35.0%	$57,384	35.0%	$59,561	35.0%
Dividends received deduction	(1,840)	(1.0)	(1,889)	(1.1)	(1,823)	(1.1)
Affordable housing tax credit	(15,232)	(8.1)	(11,975)	(7.3)	(7,924)	(4.7)
Corporate owned life insurance	(3,230)	(1.7)	(3,631)	(2.2)	(2,493)	(1.5)
Other, net	(176)	(0.1)	(536)	(0.4)	474	0.4
Total income tax expense	$45,197		$39,353		$47,795
Effective federal income tax rate		24.1%		24.0%		28.1%

The Company paid $10.0 million, received $1.1 million and paid $28.5 million in federal income taxes during 2013, 2012, and 2011, respectively.

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2013	2012
Balance, beginning of year	$9,657	$20,174
Additions/(reductions) based on tax positions related to current year	(1,166)	(1,166)
Additions/(reductions) based on tax positions related to prior years	—	(522)
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	—	(7,770)
Settlements	—	(1,059)
Balance, end of year	$8,491	$9,657

Total unrecognized tax benefits were $9.1 million at December 31, 2013, including $0.6 million that would impact net income if recognized.  The company does not expect any significant change in liability for federal income tax loss contingencies within the next twelve months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense.  During the years ended December 31, 2013, 2012, and 2011, the Company has recognized approximately $0.1 million in expense and $1.3 million in benefits and $0.1 million in expense, respectively, related to interest and penalties.   The Company had approximately $0.6 million and $0.4 million accrued for interest and penalties at December 31, 2013 and 2012, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 8 — FEDERAL INCOME TAXES (continued)

Components of net deferred income tax assets at December 31 were as follows (in thousands):

	2013	2012
Deferred income tax assets:
Policy liabilities	$323,541	$363,591
Pension and other employee benefits	57,395	76,678
Debt/Equity Securities	—	—
Net UCL AFS Debt/Equity Securities	—	—
Other invested assets	1,810	7,113
Loss carryforwards	4,047	9,298
Accrued Expenses	—	—
Other	3,737	3,495
Total deferred income tax assets	390,530	460,175

Deferred income tax liabilities:
Deferred policy acquisition costs	236,883	108,148
Debt/Equity Securities	28,191	16,499
Net UCL AFS Debt/Equity Securities	298,953	604,684
PV Future Profits	6,007	7,553
Property and Equipment	23,610	15,450
Other	—	—
Total deferred income tax liabilities	593,644	752,334

Total net deferred income tax assets (liabilities)	$(203,114)	$(292,159)

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.  Therefore, no valuation allowance was recorded as of December 31, 2013 or 2012.

At December 31, 2013, the Company has federal operating loss carryforwards related to the non-life insurance companies of $11.6 million which expire in 2032.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 9 — BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees.  The plan is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee’s retirement age, years of service, and compensation near retirement.  Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee’s account each year, which is a factor of the employee’s age, service, and compensation, increased at a specified rate of interest.  The Company also sponsors a non-contributory qualified defined benefit plan for fulltime employees of the general agents. The Plan was amended effective January 1, 2004 to freeze plan benefits.  No new participants were admitted to the Plan after December 31, 2003, and there was no benefit increase after December 31, 2003 for current participants. These pension plans are separately funded.  Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by National Life.  None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for National Life career general agents contracted prior to July 1, 2001 that provides benefits based on years of service and sales levels and a non-contributory defined supplemental benefit plan for certain executives.  These defined benefit pension plans are non-qualified and are not separately funded.

The Company sponsors defined benefit post-retirement plans that provide medical and life insurance benefits to certain retired employees, agency staff, agents and general agents.  Spouses of participants and dependents generally qualify for the medical coverage and dental plans.  Substantially all employees who began service prior to July 1, 2001 may be eligible for medical and life insurance retiree benefits if they are employed until retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.

Medical coverage is contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments.  These post-retirement plans are not separately funded, and the Company therefore pays for plan benefits from operating cash flows.  The costs of providing these benefits are recognized as they are earned by employees.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 9 — BENEFIT PLANS (continued)

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
Change in benefit obligation:
Benefit obligation, beginning of year	$374,259	$319,208	$291,378	$29,935	$38,300	$33,967
Service cost for benefits earned during the period	7,013	6,749	5,859	382	1,042	828
Interest cost on benefit obligation	13,783	13,887	15,485	1,091	1,671	1,810
Plan participants’ contributions	—	—	—	976	994	881
Actuarial (gains)/ losses	(24,945)	53,893	23,820	(3,484)	(8,739)	3,818
Curtailment	—	—	—	—	—	—
Benefits paid	(20,737)	(19,478)	(17,334)	(2,443)	(3,333)	(3,004)
Benefit obligation, end of year	349,373	374,259	319,208	26,457	29,935	38,300
Change in plan assets:
Plan assets, beginning of year	208,014	175,371	165,990	—	—	—
Actual income on plan assets	32,431	17,216	5,368	—	—	—
Employer contributions	24,189	34,905	21,347	2,443	2,339	2,123
Plan participants’ contributions	—	—	—	976	994	881
Benefits paid	(20,737)	(19,478)	(17,334)	(2,443)	(3,333)	(3,004)
Plan assets, end of year	243,897	208,014	175,371	—	—	—
Funded Status	$(105,476)	$(166,245)	$(143,837)	$(26,457)	$(29,935)	$(38,300)

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
Amounts recognized in the Consolidated
Balance Sheets:
Pension and other post-retirement benefit obligations liability	$41,605	$48,491	$55,602	$33,528	$36,391	$35,946
Accumulated other comprehensive income	63,871	117,754	88,235	(7,071)	(6,456)	2,354
Net amount recognized	$105,476	$166,245	$143,837	$26,457	$29,935	$38,300
Pension and other post-retirement benefit obligations liability	$(105,476)	$(166,245)	$(143,837)	$(26,457)	$(29,935)	$(38,300)
Amounts recognized in accumulated other comprehensive income consists of:
Net actuarial loss	$63,871	$117,859	$88,340	$2,987	$6,617	$3,417
Net prior service costs (benefits)	—	(105)	(105)	(10,058)	(13,073)	(1,063)
	$63,871	$117,754	$88,235	$(7,071)	$(6,456)	$2,354

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 9 — BENEFIT PLANS (continued)

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligation in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows (in thousands):

	2013	2012	2011
Total Accumulated Benefit Obligation	$335,384	$359,497	$306,715
Plans with ABO in excess of plan assets:
ABO	335,384	359,497	306,715
Fair value of plan assets (1)	243,999	207,767	175,949
Plans with PBO in excess of plan assets:
PBO	349,373	374,259	319,208
Fair value of plan assets (1)	243,999	207,767	175,949

(1) The difference to total plan assets shown on the prior page is due to accrual for income and liabilities that are not carried at fair value.

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
Service cost for benefits earned during the period	$7,013	$6,749	$5,859	$382	$1,042	$828
Interest cost on benefit obligation	13,783	13,887	15,485	1,091	1,671	1,810
Expected (income) on plan assets	(14,566)	(12,379)	(11,691)	—	—	—
Net amortization of actuarial losses (gains)	11,175	7,212	3,901	1,121	256	(207)
Amortization of prior service costs (benefits) and plan amendments	(38)	(67)	(67)	(3,014)	(185)	(185)
Net periodic benefit cost (included in operating expenses)	$17,367	$15,402	$13,487	$(420)	$2,784	$2,246

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 9 — BENEFIT PLANS (continued)

Other changes in plan assets and benefit obligations recognized in other comprehensive income (in thousands):

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011

Net gain (loss)	$42,746	$(36,664)	$(30,143)	$1,279	$(3,456)	$4,602
Prior service (cost) benefit	—	—	—	—	12,195	—
Amortization of (gain) loss	11,175	7,212	3,901	1,121	256	(207)
Amortization of prior service cost (benefits)	(38)	(67)	(67)	(3,014)	(185)	(185)
Total recognized in other comprehensive income	$53,883	$(29,519)	$(26,309)	$(615)	$8,810	$4,210

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $5.1 million and $3.0 million, respectively.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
Discount rate	4.80%	3.80%	4.50%	4.80%	3.80%	4.50%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 5.0%

The weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
Discount rate	3.80%	4.50%	5.50%	3.80%	4.50%	5.50%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 6.5%
Expected long term return on plan assets	7.00%	7.00%	7.00%

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 9 — BENEFIT PLANS (continued)

Included in the pension and other post-retirement benefit obligations liability as reported on the balance sheets are deferred compensation and employee disability liabilities of $32.2 million and $31.1 million as of December 31, 2013 and 2012, respectively.  Effective January 1, 2013, the cost sharing arrangements associated with the other post-retirement employee benefits were amended.  This created a $12.2 million benefit which is included as a prior service cost benefit in other comprehensive income and resulted in a decrease in the other post-retirement benefit liability.

Assumed health care cost trend rates (HCCTR) at December 31, 2013:

Weighted average health care cost trend rate assumed for next year	9.29%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2023

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated post-retirement benefit obligation (“APBO”) by about $0.9 million.  Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $0.8 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2013	December 31, 2012
Bonds	20%	26%
Common stocks	61%	57%
Group annuity contract and other	19%	17%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines.  The Company’s investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 40%-70% equities, 30%-50% bonds and 0 — 10% alternative investments when measured at fair value.

The Company’s expected future long-term rate of return of 7.0% is based upon the combination of current asset mix of equities and fixed income, the Company’s historical and projected experience and on long-term projections by investment research organizations.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 9 — BENEFIT PLANS (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below (in thousands):

		2013	2012
Common stocks — unaffiliated	Consumer Discretionary	$13,074	13,360
	Consumer Staples	5,484	7,095
	Energy	6,689	7,825
	Equity Funds (1)	49,900	22,814
	Financials	23,096	11,339
	Health Care	11,699	14,126
	Industrial	12,551	15,149
	Information Technology	19,821	21,335
	Materials	3,643	4,433
	Telecommunication Services	1,301	1,024
	Utilities	601	738
	Total common stocks	147,857	119,238
Long term bonds	US Government	33,554	42,919
	Automotive	682	553
	Chemicals	2,056	2,099
	Consumer Products	523	—
	Distributors	113	—
	Food and Beverage	1,903	2,078
	Home Construction	130	—
	Independent	3,047	1,046
	Integrated	—	1,093
	Media	129	—
	Metals and Mining	274	—
	Insurance- Property and Casualty	494	—
	Packaging	508	541
	Refining	2,036	2,233
	Technology	433	—
	Wireless	1,851	2,039
	Total long term bonds	47,733	54,601
Short term investments	Money Market Funds - Banking	29,660	23,490
	US Government	7,000	8,000
	US Treasury	—	2,000
	Total short term investments	36,660	33,490
Partnerships		10,088	—
Cash		1,362	391
Group annuity		299	47
	Total Investments (2)	$243,999	$207,767

(1)         Consists of investments advised by the Company’s subsidiary SAMI.

(2)         The difference to total plan assets shown of $243,897 for 2013 and $208,014 for 2012 shown in the changes in plan assets are accruals for income and liabilities.

The assets of the Company’s separately funded pension plans are held in the Company’s separate account and are included on the hierarchy in Note 4.

The valuation techniques used for the plan assets are:

Government obligations - U.S. government obligations consists primarily of FNMA and GNMA mortgage-backed securities and U.S treasuries.  The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads.  The fair value of U.S. treasuries are based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues.  U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 9 — BENEFIT PLANS (continued)

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporate bonds - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 2 of the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market and government agencies.  Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

General investment account - This category consists of an investment in a National Life annuity contract.  The contract is carried at amortized cost, which approximates fair value.  These assets are categorized in Level 2 of the hierarchy.

The valuation of plan assets as of December 31 are as follows (in thousands):

				Not
				Presented
2013 Fair Value	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
Common Stock	147,958	—	—	—	147,958
Corporate	—	14,179	—	—	14,179
Partnerships	—	—	10,088	—	10,088
Mortgage backed securities	—	33,849	—	—	33,849
Cash	1,362	—	—	—	1,362
Short term investments	29,660	7,000	—	—	36,660
Group annuity	—	299	—	—	299
Total Assets	$178,980	$55,327	$10,088	$—	$244,395
Liabilities
Total Liabilities	—	—	—	502	502
Total Plan Assets	$178,980	$55,327	$10,088	$502	$244,897

				Not
				Presented
2012 Fair Value	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
Common Stock	$119,327	$—	$—	$—	$119,327
Corporate	—	11,682	—	—	11,682
Mortgage backed securities	—	43,180	—	—	43,180
Cash	391	—	—	—	391
Short term investments	23,490	10,000			33,490
Group annuity	—	51	—	—	51
Total Assets	$143,208	$64,913	$—	$—	$208,121
Liabilities
Total Liabilities	—	—	—	107	107
Total Plan Assets	$143,208	$64,913	$—	$(107)	$208,014

During 2013 and 2012, there were no significant transfers between fair value levels 1 and 2.  In 2013, there were no transfers in or out of level 3.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 9 — BENEFIT PLANS (continued)

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2013, and in aggregate for the five years thereafter is as follows (in thousands):

	Projected Pension	Projected Other	Projected Medicare
Year	Benefit Payments	Benefit Payments	Part D Reimbursements
2014	$23,341	$2,103	$45
2015	20,659	2,002	48
2016	21,606	2,057	51
2017	22,192	2,117	52
2018	22,899	2,103	51
2019-2023	131,567	9,881	226

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan.  However, the Company may elect to make larger contributions subject to maximum contribution limitations.  The Company’s expected contribution for 2014 into its separately funded defined benefit pension plans is approximately $15 million.

The Company provides employee 401(k) plans for its employees.  Under the Company’s 401(k) pension plan for employees, eligible employees earning less than a specified amount receive a 75% match up to 6% of an employee’s salary, subject to maximum contribution guidelines.  Employees earning more than the specified amount receive a 50% match up to 6% of an employee’s salary, subject to maximum contribution guidelines.  Additional employee voluntary contributions may be made to the plans subject to contribution guidelines.  Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents.  The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security Taxable Wage Base plus 7.5% of the agent’s compensation in excess of the Social Security Taxable Wage Base.  In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan.  Total annual contributions cannot exceed certain limits which vary based on total agent compensation.

Under the Company’s 401(k) plan for agency employees, eligible agency employees receive a matching contribution of 100% of their elective deferrals up to 4% of compensation.  The Company provides non-qualified defined contribution deferred compensation plans for certain employees, agents, general agents and independent directors.

For all of the Company’s 401(k) plans, accumulated funds may be invested in a group annuity contract issued by National Life or in mutual funds (several of which are sponsored by the Company’s subsidiary, SAMI).  These plans are not separately funded.  Costs associated with these plans are included in operating expenses.  Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 10 — GOODWILL AND OTHER INTANGIBLES

The Company had goodwill of $7.3 million and intangible assets of $45.7 million at December 31, 2013. In 2013 and 2012, there were no impairments or other reductions recorded.

	December 31, 2013			December 31, 2012
	(Amounts in millions)			(Amounts in millions)
		Accumulated	Carrying		Accumulated	Carrying
	Gross	Impairments	Value	Gross	Impairments	Value
Goodwill	$7.7	$(0.4)	$7.3	$7.7	$(0.4)	$7.3
Intangibles - Non-amortizing	47.2	(1.5)	45.7	47.2	(1.5)	45.7
Total	$54.9	$(1.9)	$53.0	$54.9	$(1.9)	$53.0

NOTE 11 — DEBT

Debt consists of the following (in thousands):

	2013	2012
7.5% Senior Notes:	$199,334	$199,302

$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

6.5% Senior Notes:	68,014	68,014

Original issue of $75 million, maturing March 2035, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries. In 2009, the Company’s subsidiary, National Life repurchased $7.0 milllion of the senior note. Interest paid to the subsidiary is eliminated in consolidation.

Note Payable:	20,619	20,619

$20.6 million, callable at par on May 15, 2010, and maturing on May 15, 2033. The note is unsecured and subordinate to all current and future obligations. The interest rate floats based on LIBOR and resets quarterly.

10.5% Surplus Notes:	200,000	200,000
$200 million, maturing September 15, 2039, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of National Life.

Total debt	$487,967	$487,935

Interest paid on the 7.5% senior notes was $15.0 million in 2013, 2012, and 2011.  Interest paid on the 6.5% senior notes was $4.9 million in 2013, 2012 and 2011.  Interest paid on the $20.6 million note payable was $0.9 million in 2013 and $1.0 million in 2012 and 2011.  Interest recognized on the 10.5% surplus note was $21.0 million in 2013, 2012, and 2011.

National Life has a secured asset-based borrowing capacity of $1.66 billion with FHLB.  For additional information see Note 2.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 12 — COMMITMENTS AND CONTINGENCIES

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations.  Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty.  It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company is also involved in class action or putative class action litigation.  On September 24, 2010, three individuals (including two former policyholders and one now former policyholder) brought a putative class action against LSW concerning their purchases of indexed universal life insurance policies sold in California (SecurePlus Provider and SecurePlus Paragon), which is pending before the U.S. District Court for the Central District of California (the “Court”) and captioned Walker, et al. v. Life Ins. Co. of the Southwest.  Plaintiffs assert claims under the California Unfair Competition Law and for fraudulent concealment, alleging that LSW and independent agents did not sufficiently and/or appropriately disclose, in illustrations and otherwise, certain features of the policies, including the amount and duration of certain charges and fees set forth in the policies themselves, the method by which policy values are calculated under the policies, and the potential tax treatment for policy loans under certain circumstances.  Plaintiffs seek a variety of alternative forms of relief, including actual and punitive damages or rescission, injunctive relief, and an award of attorneys’ fees.  The Company denies engaging in any misconduct, and believes it has meritorious defenses to the claims asserted in Walker.   On November 9, 2012, the Court certified a class of all Provider and Paragon policyholders who purchased their policies in California on or after September 24, 2006 and a sub-class of those who received an illustration on or before the date they submitted a policy application.  On November 26, 2012, LSW filed a petition with the U.S. Court of Appeals for the Ninth Circuit seeking an interlocutory appeal  of  the class certification order.  On February 27, 2013, LSW’s petition for permission to appeal the District Court’s certification order was denied.  On May 20, 2013, the parties appeared before the Court for a show cause hearing regarding why the Court should not decertify the illustration subclass.  On May 28, 2013, the Court issued a ruling decertifying the illustration subclass on predominance grounds.  On or about August 19, 2013, notice was sent to potential class members advising them of the remaining certified claims and the November 19, 2013 deadline to opt out of the class.  On September 10, 2013, Plaintiffs filed a motion for Reconsideration and Leave to Amend the operative Complaint.  LSW opposed the motion and, also on September 10, 2013 filed, a Motion to Decertify the remaining class claims.  On November 1, 2013, the Court denied both motions.  Fact and Expert Discovery is now closed.  Currently, a jury trial of the matter is scheduled to commence April 8, 2014.   At this time, the Company is unable to predict the outcome or a range of possible outcomes for this matter.

The Company currently leases rights to the use of certain data processing hardware and software from Dell, Plano, Texas.  The Company extended its agreement with Dell around certain hardware through July 31, 2016.  The Company also extended its mainframe lease through January 31, 2017.  The following is a schedule of future minimum lease payments as of December 31, 2013 (in thousands).

Year	Contract Obligation
2014	12,635
2015	11,556
2016	9,288
2017	504
Total minimum payments	$33,983

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts.  The contract became effective on February 1, 2004 and expires April 30, 2014.  The Company’s remaining obligation under the contract as of December 31, 2013 (in thousands):

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 12 — COMMITMENTS AND CONTINGENCIES (continued)

Year	Contract Obligation
2014	12,777
Total minimum payments	$12,777

Rental expense paid under the above referenced operating leases with Dell and NTT was $36.3 million, $31.6 million, and $29.0 million for the years ended December 31, 2013, 2012, and 2011, respectively.  The rental expense paid includes the minimum rental commitment and any variable expenses related to project work performed during the year.

The Company signed a multi-year contract with I-Pipeline which became effective January 1, 2013 through December 31, 2017.  The contract provides new business support through electronic application.  The Company’s outstanding commitment under the contract as of December 31, 2013 (in thousands):

Year	Contract Obligation
2014	1,500
2015	1,500
2016	1,500
2017	1,500
Total minimum payments	$6,000

Unfunded Commitments — The Company had unfunded mortgage loan, partnerships, and private placement commitments of $68.7 million, $129.9 million, and $67.5 million, respectively, at December 31, 2013.  Partnership commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

NOTE 13 — NATIONAL LIFE CLOSED BLOCK

National Life established and began operating the Closed Block on January 1, 1999.  The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure.  The Closed Block was established for the benefit of policyholders of participating policies in force at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities.  The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies.  The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer in force.  Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses, and taxes.  Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.  The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities.  Based on current projections, Closed Block assets are sufficient to meet all future obligations.  National Life remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company.  Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders.

These excess earnings are recorded as a policyholder dividend obligation (included in policyholders’ dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected.  If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.  In 2013, 2012, and 2011, due to unfavorable experience there was no policyholder dividend obligation recorded through earnings. Similarly, unrealized gains on Closed Block investments may

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

increase the policyholder dividend obligation liability.  Unrealized gains in the Closed Block generated a policyholder dividend obligation through accumulated other comprehensive income of $139.1 million, $298.8 million, and $267.9 million at December 31, 2013, 2012 and 2011, respectively.  These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income.  The total policyholder dividend obligation at December 31, 2013 and 2012 was $139.1 million and $298.8 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2013 and 2012, and for the three years ended December 31, 2013, 2012 and 2011 is as follows (in thousands):

	2013	2012

Liabilities:
Policy liabilities and accruals	$3,594,767	$3,830,072
Other liabilities	—	411
Total liabilities	$3,594,767	$3,830,483

Assets:
Cash	$4,818	$2,560
Short term investments	43,000	4,800
Available-for-sale debt and equity securities	2,540,830	2,770,596
Mortgage loans	228,215	244,039
Policy loans	444,968	458,031
Accrued investment income	36,137	38,010
Premiums and fees receivable	6,772	7,730
Other assets	48,352	51,890
Total assets	$3,353,092	$3,577,656

Excess of reported liabilities over assets	$241,675	$252,827
Closed block accumulated other comprehensive loss	—	—
Unrealized loss and liabilities	$241,675	$252,827

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

	2013	2012	2011

Revenues:
Premiums and other income	$146,121	$169,072	$186,045
Net investment income	169,674	177,161	182,950
Net investment (loss) gain	(500)	1,765	2,035

Total revenues	$315,295	$347,998	$371,030

Benefits and Expenses:
Decrease in policy liabilities	(69,023)	(33,182)	(28,794)
Policy benefits	280,967	259,757	275,486
Policyholders’ dividends	70,126	86,910	94,293
Interest credited to policyholder account liabilities	8,505	10,151	8,941
Operating expenses	6,059	5,995	7,164
Commission expenses	1,399	1,552	1,626

Total benefits and expenses	$298,033	$331,183	$358,716

Pre-tax results of operations	17,262	16,815	12,314

Income taxes	6,110	5,928	4,357

Closed block results of operations	$11,152	$10,887	$7,957
Other comprehensive income:
Unrealized loss	—	—	—
Total closed block comprehensive income	$11,152	$10,887	$7,957

Excess of reported closed block liabilities over closed block assets:
Beginning of year	252,827	263,714	271,671
Closed block comprehensive income	11,152	10,887	7,957
End of year	$241,675	$252,827	$263,714

Amortized cost of bonds held by the Closed Block at December 31, 2013 and 2012 were $2,401.8 million and $2,471.7 million, respectively.

Participating insurance in force within the Closed Block at December 31, 2013 and 2012 was $7.2 billion and $7.9 billion, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 14 — STATUTORY INFORMATION AND RESTRICTIONS

The Company’s insurance operations, domiciled in the states of Vermont for National Life and Texas for LSW, prepare statutory financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of the states of domicile.  Prescribed statutory accounting principles include the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state.  Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority.  The Company’s insurance operations do not have any permitted practices.

Concurrent with the conversion to a stock life insurance Company, National Life created a closed block of insurance and annuity policies (the “Closed Block”). Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Financial Regulation.  Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose.

Under the provisions of the reorganization of National Life from a mutual to a stock life insurance company, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings.  In 2013, LSW paid a $25 million dividend to National Life and National Life paid a $25 million dividend to NLVF.  In 2012, LSW paid a $30 million dividend to National Life and National Life paid a $30 million dividend to NLVF. In 2011, there was no dividend paid by National Life to NLVF. The dividends were eliminated in consolidation. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner of the Vermont Department of Financial Regulation.

The New York Department of Financial Services recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Department of Financial Services to financial statements prepared in accordance with U.S. GAAP in making such determinations.

National Life’s statutory surplus was $1,413.1 million and $1,287.1 million at December 31, 2013 and 2012, respectively.  Statutory net income was $88.5 million, $64.6 million, and $25.9 million in 2013, 2012, and 2011, respectively.

Pursuant to certain statutory requirements, as of December 31, 2013, National Life and LSW had securities on deposit with a statutory carrying value of $7.0 million and $3.4 million, respectively, in insurance department special deposit accounts.

NOTE 15 — PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 35.0% and 38.9% of the face value of total insurance in force at December 31, 2013 and 2012, respectively.  The premiums on participating life insurance policies were 23.1%, 30.8%, and 34.5% of total individual life insurance premiums in 2013, 2012, and 2011, respectively.

PART C - OTHER INFORMATION

Item 24.                          Financial Statements and Exhibits

(a)		Financial Statements
	(1)	Financial statements and schedule included in the Prospectus
	(2)	Financial statements and schedule included in Statement of Additional Information
(b)		Exhibits
	(1)	Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant.(1)
	(2)	Not Applicable
	(3)(a)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (12)
	(3)(b)	Form of Selling Agreement (12)
	(4)(a)	The form of the variable annuity contract (2)
	(4)(b)	Enhanced Death Benefit Rider (13)
	(4)(c)	Guaranteed Account Endorsement (13)
	(4)(d)	Accelerated Benefits Rider - Covered Chronic Illness (6)
	(4)(e)	Accelerated Benefits Rider - Terminal Illness (6)
	(4)(f)	Endorsement to the Death Benefit, Systematic Withdrawals, and General Withdrawal Terms Provisions (8)
	(4)(g)	Limited Power of Attorney (9)
	(4)(h)	Roth IRA Endorsement (13)
	(4)(i)	SIMPLE IRA Endorsement (13)
	(4)(j)	IRA Endorsement (13)
	(4)(k)	TDA Endorsement (13)
	(4)(l)	Endorsement to the Payment Options (13)
	(4)(m)	Loan Endorsement (13)
	(4)(n)	Endorsement to the Limit on Transfers Provision (13)
	(4)(o)	Endorsement to the Flexible Premium Variable Deferred Annuity when the Owner is a NIMCRUT (14)
	(5)	Variable Annuity Application (13)
	(5)(a)	9212 Application (14)
	(6)	Articles of Incorporation and By-Laws of Depositor (12)
	(7)	Reinsurance agreement: Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxxxx, effective December 31, 1998 (9)
	(8)(a)	Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger and Company, dated January 31, 1995 (3)
(8)(b)

1.         Form of amended Schedule A to the Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger Company, dated April 25, 1997 (2)

2.         Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company (15)

3.         Amendment dated April 25, 2013 to the Participation Agreement Alger American Fund, National Life Insurance Company

	(8)(c)	Form of Participation Agreement between National Life Insurance Company and American Century Investment, Inc. (4) 1. Form of Amendment to Shareholder Services Agreement (10)
(8)(d)

Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (4)

1.         Form of Amendment to Participation Agreement (10)

2.         Amendment to Participation Agreement dated June 23, 2008 (20)

(8)(e)

Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. dated April 24, 2009 (22)

(8)(f)

Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(5)

1.              Form of Amendment to Participation Agreement among National Life Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Variable Investment Fund (10)

2.              Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (14)

	(8)(g)	Form of Amended and Restated Participation Agreement between National Life Insurance Company, Fidelity Variable Insurance Products Fund III and Fidelity Distributors Corporation (10)

1. Amendment to the Fidelity Participation Agreement dated May 18, 2007 (15)

(8)(h)

Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (10)

1.         Amendment to Participation Agreement dated June 1, 2007 (16)

2.         Amendment to the Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (20)

3.         Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc (24)

4.         Amendment dated January 15, 2013 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc

(8)(i)

Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (10)

1.         Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (14)

(8)(j)

Form of Participation Agreement - National Life Insurance Company, T. Rowe Price Equity Services, Inc. and T. Rowe Price Investment Services, Inc. (10)

1.         Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company dated 9/24/08 (19)

(8)(k)

Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. (11)

(a) Amendment to the Participation Agreement between AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. dated April 30, 2010 (25)

(8)(l)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. dated July 27, 2000. (7)
(8)(m)

Form of Participation Agreement — Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and National Life Insurance Company (12)

(a) First Amendment to Participation Agreement dated July 16, 2010.

(8)(n)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007 (14)
(8)(o)	Rule 22c-2 Agreement among AIM Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007 (14)
(8)(p)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006 (14)
(8)(q)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007 (14)
(8)(r)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007 (14)
(8)(s)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006 (14)
(8)(t)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007 (14)
(8)(u)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006 (14)
(8)(v)	Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008. (20)
(8)(w)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance Company dated April 7, 2007 (22)
(8)(x)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April 30, 2004 (15)
(8)(y)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (15)
(8)(z)

Shareholder Services Agreement as amended through May 19, 2004 among National Life Insurance Co. and American Century Investment Management (15)

(1) Amendment No. 3 to the Shareholder Services Agreement among National Life Insurance Company and American Century Investment Management dated March 1, 2011 (24)

(8)(aa)	Services Agreement as amended through April 10, 2006 among National Life Insurance Co. and Deutsche Asset Management, Inc. (15)
(8)(bb)	Administrative Services Agreement as amended through May 1, 2004 among National Life Insurance

Co. and Dreyfus Corporation (15)
(8)(cc)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2000 (15)
(8)(dd)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30, 2004 (15)
(8)(ee)

Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co. dated May 1, 2004 (15)

(1) Amendment Number 1 dated October 30, 2008 to the Administrative Services Agreement (20)

(8)(ff)	Administration Services Agreement as supplemented through May 1, 2004 among National Life Insurance Co. and T. Rowe Price Investment Services, Inc. (15)
(8)(gg)

Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger Berman Management Inc. (15)

(1) Amendment to Service Agreement dated June 2, 2008 among National Life Insurance Co. and Neuberger Berman Management Inc. (21)

(8)(hh)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co. dated October 12, 2007 (16)
(8)(ii)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and ALLIANCEBERNSTEIN L.P. AND ALLIANCEBERNSTEIN INVESTMENTS, INC. dated as of September 2, 2008 (20)
(8)(jj)	Participation Agreement among National Life Insurance Company and Oppenheimer dated November 11, 2008 (20)
(8)(kk)	Participation Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE INSURANCE COMPANY dated December 1, 2008. (20)
(8)(ll)	Service Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE INSURANCE COMPANY dated December 1, 2008. (20)
(8)(mm)	Supplemental Payment Agreement between National Life Insurance Company, JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc dated April 24, 2009 (22)
(9)	Opinion and consent of Counsel
(10)(a)	Consent of Sutherland Asbill & Brennan LLP
(b)	Consent of PricewaterhouseCoopers LLP
(11)	Not Applicable.
(12)	Not Applicable.
(13)	Powers of Attorney (26)

(1)	Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed on January 10, 1997.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.
(3)

Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed March 12, 1996.

(4)

Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed April 16, 1998.

(5)

Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed May 1, 2001.

(6)

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2001.

(7)

Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 28, 2003.

(8)

Incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 33-19583 for National Variable Annuity Account II (Sentinel Advantage) filed July 30, 2003.

(9)

Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.

(10)

Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004.

(11)

Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005.

(12)

Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006.

(13)

Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 33-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2006.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 20 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2007.
(15)

Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account June 25, 2007.

(16)

Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N-6 Registration Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account May 1, 2008.

(17)	Incorporated herein by reference to Post-Effective Amendment No. 21 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2008.
(18)

Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2008.

(19)	Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
(20)

Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December 1, 2008.

(21)

Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2008

(22)

Incorporated herein by reference to the Post-Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2009.

(23)

Incorporated herein by reference to the Post Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2010.

(24)

Incorporated herein by reference to the Post Effective Amendment No. 3 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2011.

(25)

Incorporated herein by reference to the Post-Effective Amendment No. 26 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed April 20, 2011.

(26)	Incorporated herein by reference to the Form N-4 Registration Statement for National Variable Annuity Account II (Capital Freedom- File No. 333-193703) filed January 31, 2014.

Item 25.                          Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chairman (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Deborah G. Ellinger	Director
49 Sawyer Road
Wellesley Hills, MA 02481

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021

V. Louise McCarren	Director

6654 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government
Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Avenue, 16th Floor
New York, NY 10016

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

James H. Douglas	Director
One National Life Drive
Montpelier, VT 05604

Thomas H. Brownell	Executive Vice President & Chief Investment Officer
Robert E. Cotton	Executive Vice President & Chief Financial Officer
Wade H. Mayo	Executive Vice President
Ruth B. Smith	Executive Vice President
William D. Whitsell	Senior Vice President
Sean N. Woodroffe	Senior Vice President & Chief People Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Kathleen Alfano	Vice President & Chief Underwriter
Ataollah Azarshahi	Vice President
Pamela Blalock	Vice President
Matthew L. DeSantos	Vice President
Maryann Ellis	Vice President
Alfred J. Foice, Jr.	Vice President
Michael Craig Fowler	Vice President
Matthew C. Frazee	Vice President, Controller & Treasurer
Christopher L Graff	Vice President
Brahmaiah Jarugumillil	Vice President
Joyce B. LaRosa	Vice President
David Longfritz	Vice President
Carl J. Lutz	Vice President
Elizabeth H. MacGowan	Vice President & Chief Life Product Officer
Angela McCraw	Vice President
Victoria A. McDonald	Vice President
Nimesh Mehta	Vice President & Chief Technology Officer
Eric Plasse	Vice President
Louis D. Puglisi	Vice President
Craig A. Smith	Vice President & Appointed Actuary
David B. Soccodato	Vice President & Tax Officer
Robert S. Burke	Assistant General Counsel
Donna M. Morgan	Compliance Officer & AML Compliance Officer
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Eric Sandberg	Chief Actuary
Michael B. Richardson	Illustration Officer
Michael C. Ward	Retirement Filing Actuary
Steve Schultz	HIPAA Privacy Officer — Plans
Peter Young	HIPAA Privacy Officer — LTC
Kerry A. Jung	Secretary
Kelly Fournier	Assistant Secretary

Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 26.                                                  Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 27.                                                  Number of Contract Owners.

As of April 1, 2014, 3,698 contracts are in force.

Item 28.                          Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above.  This coverage is consistent with industry standards.  The cost of the coverage is borne entirely by the Registrant.

Item 29.                                                 Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Life Insurance Account.

(b)         The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI
Mehran Assadi	Director (Chairman)
Ruth B. Smith	Director
Robert E. Cotton	Director
Lance A. Reihl	President & Chief Executive Officer
Gregory D. Teese	Senior Vice President — Chief Compliance Officer
Jeffery Wood	Senior Vice President
Heather L. Lyon	Vice President
Matthew C. Frazee	Vice President and Treasurer
Denise Sullivan	Vice President
Frances Tierno	Vice President
Andrew Speirs	Chief Information Security Officer
Ian A. McKenny	Counsel & Secretary
David B. Soccodato	Tax Officer
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer
Kelly Fournier	Assistant Secretary

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

(c)  Commission and other compensation received, directly or indirectly from the Registrant during Registrant’s last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Equity Services, Inc.	$1,540,378	-0-	$1,540,378	-0-

Item 30.                          Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 31.                          Management Services

All management contracts are discussed in Part A or Part B.

Item 32.                          Undertakings

(a)         Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted;

(b)         Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)          Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.

(d)         Reliance on No-Action Letter Regarding Section 403(b) Retirement Plan. National Life Insurance Company and the Registrant/Variable Account rely on a no-action letter issued by the Division of Investment Management to the American Council of Life Insurance on November 28, 1988 and represent that the conditions enumerated therein have been or will be complied with.

(e)          National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Annuity Account II, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Post-Effective Amendment No. 29 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 1st day of May, 2014.

NATIONAL VARIABLE ANNUITY
ACCOUNT II (Registrant)

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. June		Mehran Assadi
	Secretary		President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date
/s/ Mehran Assadi	President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	May 1, 2014
/s/ Robert E. Cotton	Senior Vice President & CFO
Robert E. Cotton	(Principal Financial Officer)	May 1, 2014
/s/ Matthew Frazee	Vice President Controller, & Treasurer	May 1, 2014
Matthew Frazee	(Controller & Treasurer)	May 1, 2014
May 1, 2014
Thomas H. MacLeay	Director	May 1, 2014
Bruce Lisman*	Director	May 1, 2014
E. Miles Prentice, III*	Director	May 1, 2014
David R. Coates*	Director	May 1, 2014
V. Louise McCarren*	Director	May 1, 2014
Deborah Ellinger*	Director	May 1, 2014
Roger B. Porter*	Director	May 1, 2014
Harris Simmons*	Director	May 1, 2014
James H. Douglas	Director	May 1, 2014

* Mehran Assadi signs this document pursuant to the power of attorney filed with post-effective amendment No. 2 to the Form N-6 for the National Variable Life Insurance Account (Investor Select File No. 333-51535)

/s/ Mehran Assadi
Mehran Assadi

Exhibits

(9)	Opinion and consent of Counsel
(10)(a)	Consent of Sutherland Asbill & Brennan LLP
(b)	Consent of PricewaterhouseCoopers LLP